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                                                                   EXHIBIT 10.10

                                                                        (SUMMIT)

                                  BRANCH OFFICE
                               PURCHASE AGREEMENT

         THIS BRANCH OFFICE PURCHASE AGREEMENT (Agreement) is made and entered into this 18th day of August, 2000, by and between ARCHER BANK, an Illinois banking corporation ("Purchaser"), an Illinois savings bank, and ARGO FEDERAL SAVINGS BANK, FSB ("Seller"), a federally chartered savings bank.

                                    RECITALS:

         WHEREAS, Seller shall transfer to Purchaser, subject to the terms and conditions of this Agreement, certain deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit and negotiable order of withdrawal accounts attributable to its branch office located at 7600 West 63rd Street, Summit, Illinois, 60501 (the "Branch Office") as more fully described herein;

         WHEREAS, Purchaser shall acquire from Seller, subject to the terms and conditions of this Agreement, certain deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit and negotiable order of withdrawal accounts attributable to the Branch Office, as more fully described herein;

         WHEREAS, Purchaser has agreed to acquire and Seller has agreed to sell certain of the furniture, fixtures and equipment at the Branch Office (the "Assets"), as more fully described herein;

         WHEREAS, Purchaser has agreed to assume the liabilities of Seller with respect to the lease pertaining to the Branch Office premises, as more fully described herein;

         WHEREAS, Purchaser and Seller have determined that the transactions contemplated by this Agreement are in the best interests of their respective shareholders or members; and

         WHEREAS, the transactions contemplated by this Agreement have been approved by at least a two-thirds vote of the respective entire Boards of Directors of Purchaser and Seller and each has authorized their appropriate officers to execute and attest to this Agreement and to make application for and to receive the necessary supervisory approvals of the subject transactions from the Federal Deposit Insurance Corporation (the "FDIC"), the Office of Banks and Real Estate of the State of Illinois (the "OBRE"), the Federal Reserve Bank of Chicago (the "FRB") and the Office of Thrift Supervision (the "OTS"), to the extent necessary.


         NOW THEREFORE, in consideration of the premises and the mutual promises herein



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made, and in consideration of the representations, warranties, covenants, terms and conditions set forth herein, Purchaser and Seller hereby covenant and agree as follows:

                                    ARTICLE I
               TRANSFER/ASSUMPTION OF ACCOUNTS, ASSETS AND LEASES

         1.1 IDENTIFICATION OF ACCOUNTS BY OFFICE LOCATION. Seller shall transfer to Purchaser certain of its deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit, all public funds accounts and negotiable order of withdrawal accounts, as more fully set forth and described in Paragraph 2 hereof (hereinafter sometimes for convenience collectively referred to as the "Accounts" or the "Transferred Accounts"); with the said Accounts generally originating at and attributable to the Branch Office except that Seller shall not transfer to and Purchaser shall not assume liability for any brokered accounts (deposits originated by a third party other than the deposit-holder), Accounts owned by affiliates, directors, officers and/or employees of Seller who do not work at the Branch Office.

         1.2 IDENTIFICATION OF TRANSFERRED ACCOUNTS BY EXHIBIT. Marked Schedule 1.2, attached hereto and specifically incorporated herein by this reference, is a verified statement prepared and submitted in a form substantially similar in format to previous reports tendered by Seller setting forth the identity of holder, the type of account, account opening date, account maturity date, principal balance (including accrued and credited interest of such account), and interest rate payable on each of the Transferred Accounts as of July 31, 2000. Seller shall also provide, or make available, to Purchaser such other account information as may be required for legitimate business purposes. After the close of business on the day preceding the Closing Date (as defined in Article VI hereof), Seller hereby agrees to deliver to Purchaser a supplemental statement verifying the information set forth in the preceding sentence together with such information with respect to any new or additional accounts opened after August 1, 2000 on each of the Accounts to be transferred to Purchaser as of the date three (3) days prior to the Closing Date (such 3-day period the "Gap Period") as well as an identification of any accounts which were closed between the date of the original Schedule 1.2 and Supplemental Schedule 1.2. A Post-closing Schedule
1.2 covering the Gap Period shall be delivered by Seller to Purchaser within ten
(10) days of the Closing Date. Any adjustment to the Purchase Price (as defined in Paragraph 1.6) based upon a difference between the Supplemental Schedule 1.2 and the Post-Closing Schedule 1.2 shall be paid by a party to the other party within five (5) business days following delivery of the Post-Closing Schedule
1.2 to Purchaser. The form and substance of the statements referenced in this paragraph shall be to the reasonable satisfaction of Purchaser and shall include such information as necessary to identify the ownership and total liability of such Accounts. For the purposes of this Agreement any interest accrued on the Transferred Accounts by Seller, but not due for payment as of the Closing Date, shall be transferred to Purchaser in current funds pursuant to Paragraph 1.4 hereof, and Purchaser shall thereupon assume the liability therefor.

         1.3 TRANSFER. Purchaser shall assume the liability for and thereafter discharge, pay in full and perform all of Seller's obligations and duties related to such Transferred Accounts as of the Closing Date subject to the terms and conditions of this Agreement. Purchaser and Seller


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hereby agree that performance of this Agreement shall be subject to receipt of all necessary regulatory approvals as set forth in this Agreement.

         1.4 ASSUMPTION OF LIABILITY ON TRANSFERRED ACCOUNTS. Purchaser will receive, for the assumption of liability on the Transferred Accounts (including interest previously credited in accordance with the terms of the account and interest accrued to the Closing Date), a cash payment at Closing equal to the aggregate account balances of the Transferred Accounts and all interest accrued on the Transferred Accounts but not due for payment or credited to the account as of the Closing Date.

         1.5 ACCOUNT HOLDERS. Each holder of a Transferred Account of Seller shall, after the close of business on the Closing Date, automatically become a holder of an Account in Purchaser, in a dollar amount equal to the withdraw able value of the Account, Purchaser having assumed the liability for the Transferred Accounts subject to the indemnification provisions contained herein and the existing rights, delegations, assignments, appointments, powers of appointment and privileges of the Account holders. Thereafter, each such account holder shall be entitled to all of the rights and privileges of an account holder of Purchaser, as prescribed by its Articles of Incorporation, Bylaws and account rules and, when appropriate, be issued proper account documentation evidencing such account in Purchaser. Purchaser shall continue to recognize the terms and maturities of all of the transferred accounts as of the Closing Date until the originally stated maturity date. Thereafter, such accounts shall be renewed upon the terms of Purchaser for similar accounts. Purchaser shall be responsible for all regulatory filings and for the issuance of Forms 1098 and 1099 for all periods ending after the Closing Date. Seller shall be responsible for all regulatory filings and for the issuance of forms 1098 and 1099 for all periods prior to the Closing Date.

         1.6 CONSIDERATION FOR TRANSFERRED ACCOUNTS. For and in consideration of the transfer by Seller to Purchaser of the aggregate account balance of and the accrued interest on the Transferred Accounts, Purchaser agrees to pay to Seller on the Closing Date, a purchase price (the "Purchase Price" or "Deposit Premium") equal to (a) eight and ninety-nine one hundredths percent (8.99%) on the aggregate account balance of the core deposit Transferred Accounts and (b) 2% on the account balance of the public funds as defined in paragraph 1 and as identified on the Schedules to Paragraph 1.2, SAID DEPOSIT PREMIUM ON PUBLIC FUNDS TO BE PAID ON PUBLIC FUNDS NOT EXCEEDING A MAXIMUM OF $5,924,621. Any public funds on deposit at the Branch Office in excess of $5,924,621 as of the Closing Date shall be removed by Seller. The Purchase Price may be adjusted in accordance with the provisions of Paragraph 1.2 hereof.

         1.7 ACQUISITION OF FURNITURE, FIXTURES AND EQUIPMENT. Schedule 1.7, attached hereto and specifically incorporated herein by this reference is a preliminary schedule of the Assets presently located at the Branch Office, along with said assets net book value as of July 31, 2000, which Seller agrees to transfer to Purchaser at Closing for a price equal to the net book value thereof as of the Closing Date. A final listing of specific items included in the Assets and their then current net book value will be provided to Purchaser prior to the Closing. Seller shall


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transfer its ownership of such Assets to Purchaser by a duly authorized Bill of
Sale. Such sale shall be "as is", and Seller makes no warranties whatsoever except those set forth herein at Paragraph 2.14.

         1.8 ASSIGNMENT OF LEASE. Seller agrees to assign to Purchaser, and Purchaser agrees to assume, all of Seller's rights and obligations under that certain Lease Agreement dated June 29, 1999 by and between STUART WHITMAN, INC. ("WHITMAN") as Lessor and Seller as Lessee (the "Lease"), a copy of which Lease is attached hereto as Schedule 1.8. The parties understand that such assignment is subject to the consent of WHITMAN, and the parties agree to fully cooperate with each other and with WHITMAN in order to obtain such consent. Purchaser agrees to fully and timely perform the obligations under the Lease and to indemnify and hold Seller harmless from any obligations or liabilities arising out of the Lease or the Leased Premises (as defined in the Lease) which accrued after the Closing. Seller shall pay all Lease obligations to the Closing Date, and shall be entitled to credit at Closing for prepaid rent and for its security deposit. Notwithstanding anything contained herein to the contrary, Purchaser's performance of its obligations hereunder is specifically conditioned on its ability to procure an assignment of the Lease under the same terms and conditions as are currently contained therein.

         1.9 ASSIGNMENT OF CONTRACTS. Seller agrees to assign to Purchaser, and Purchaser agrees to assume, subject to the terms hereof, all of Seller's rights and obligations under the Contracts set forth in Schedule 1.9 (collectively, the "Contracts"). Purchaser agrees to fully and timely perform the obligations under such Contracts and to indemnify and hold Seller harmless from any obligations or liabilities arising out of such Contracts which accrue after Closing. Seller shall pay all obligations under such Contracts to the date of Closing, and shall be entitled to credit at Closing for prepaid expenses in connection with the Contracts.

         1.10 MISCELLANEOUS. Notwithstanding anything herein which may be construed to the contrary, it is understood between the parties that any and all agreements, licenses and rights between Seller and the National Basketball Association, the Chicago Bulls and/or the United Center, of Chicago, Illinois, and any and all rights and obligations emanating therefrom, shall be the sole property and responsibility of Seller. Seller and Purchaser acknowledge and agree that the Goldtimers Club program maintained by Seller shall be included in the Transferred Assets.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser the following statements of Essential Facts, which are true and correct on the date of this Agreement and which shall be true and correct on the Closing Date, and of each of which shall constitute a condition precedent to Purchaser's obligations hereunder:

         2.1 ORGANIZATION AND STANDING. Seller is a capital stock savings bank duly organized and validly existing and in good standing under the laws of the United States of America, and it has all corporate powers and certificates of authority, licenses, permits and other documentation



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to own its property and to carry on its business as it is now being conducted.
The deposit accounts of Seller, to the extent insurable, are insured by the FDIC Savings Association Insurance Fund ("SAIF").

         2.2 AUTHORITY. Seller has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated to be carried out by it. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

         2.3 NO MATERIAL CHANGE AFTER AGREEMENT. Until the transaction is effective, Seller will conduct its operations related to the Branch Office and to the Transferred Accounts hereunder in accordance with all applicable laws, regulations, orders of regulatory authorities and in accordance with sound business and past practices. Furthermore, between the date hereof and the Closing provided for herein, unless otherwise agreed in writing, Seller shall use its best efforts to maintain and preserve its business organization intact, and to maintain its relationships and goodwill with the account holders, employees and others having business relationships related to the Branch Office and to the Accounts and the Assets which are the subject of this Agreement. Seller will neither enter into nor materially amend any agreements related to the operation of the Branch Office and will not offer a premium rate of interest or increase its current deposit rates of interest to attract or maintain deposits without the prior written consent of Purchaser, which consent may be withheld by Purchaser in its sole discretion, nor artificially inflate the aggregate account balances of the Transferred Accounts prior to Closing. Notwithstanding anything contained herein to the contrary, Seller shall provide Purchaser, on a weekly basis, with a report detailing new and renewed interest bearing deposit accounts. Seller shall not invest in any Assets for the Branch Office, except for replacements of furniture, furnishings and equipment and normal maintenance made in the ordinary course of Branch Office business. Notwithstanding the foregoing, Seller shall not make any expenditures in excess of $10,000 for purchase or replacement of said assets without the written consent of Purchaser, which consent shall not be unreasonably withheld. Seller will not hire (other than to replace a departing employee and/or bring the number of employees at the Branch Office to a normal staffing level), transfer, reassign or terminate any employee of the Branch Office, increase the compensation of any employee of the Branch Office, or promote any of the employees of the Branch Office except pursuant to and consistent with Seller's customary policies and procedures.

         2.4 STANDSTILL. Seller will not, directly or indirectly, make, encourage, facilitate, solicit, assist or initiate any inquiry, proposal or offer to or by, or provide any information to or participate in any negotiations with any other party related to a liquidation, consolidation, sale, purchase or assumption related to the Branch Office or the Assets or the Accounts, participate in any discussions or negotiations regarding the same, furnish any information with respect to the same, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing, or make any agreement with respect to or engage in any of the foregoing anytime prior to December 31, 2000, unless this Agreement is terminated prior to December 31, 2000.



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         2.5  LITIGATION. There are no claims, demands, orders, actions, suits, proceedings or other litigation (nor does Seller know of any investigation preliminary thereto) of any nature pending or to the knowledge of Seller threatened against Seller, related to the Accounts, the Assets or the Branch Office, at law or in equity, before or by any Federal, State, municipal or other court, governmental department, commission, board, bureau, agency or instrumentality; there is no default existing or penalty incurred under any agreement or obligation of or binding upon Seller nor is Seller aware of any facts that could reasonably afford a basis for a cause of action against Seller.

         2.6 BROKERS. Other than Keefe, Bruyette & Woods, Inc. ("KBW"), whose fees incurred as a result of this transaction shall be borne exclusively by Seller, neither Seller nor any of its respective officers or directors has retained or otherwise engaged or employed any broker, finder, or any other such person or paid or agreed to pay any fee or commission to any agent, broker, finder or other such person for or on account of this Agreement or the transactions contemplated hereby.

         2.7 ACCURACY OF STATEMENTS. Neither this Agreement nor any Schedule hereto, statement, list, certificate or other information furnished or to be furnished in writing by Seller to Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, taken as a whole with all other such statements, lists, certificates or other information furnished above in light of the circumstances in which they are made, not misleading.

         2.8 NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to: any provision or restriction of any charter, bylaw, loan or indenture of Seller or any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance or regulation or any other restriction of any kind or character to which any assets or properties of Seller are subject or by which Seller is bound.

         2.9 DISASTER PROVISION. The business and properties of the Branch Office shall not have been adversely affected in any material way as a result of any act of God, fire, flood, disturbance, or similar calamity.

         2.10 MATERIAL CONTRACTS. Set forth in Schedule 1.9 is a listing and description of all Contracts (whether written or oral) under which Seller is obligated that relate to the Branch Office, and copies of such Contracts are attached thereto.

         2.11 NO DEFAULTS. The Lease and the Contract set forth in Schedule 1.8 and 1.9 are valid and in full force and effect. Seller has fulfilled and taken all action reasonably necessary to enable it to fulfill when due all material obligations under the Contracts; and there are no material




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defaults and no events have occurred that, with the lapse of time or election of any other party, will become material defaults by it under any of the Contracts.

         2.12 ENVIRONMENTAL. To the best knowledge of Seller, the Branch Office is not contaminated with any wastes or Hazardous Substances. "Hazardous Substances" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any such substance as a component. "Hazardous Substances" include without limitation petroleum or any derivative or byproduct thereof, asbestos radioactive material and poly chlorinated bi-phenyls.

         2.13 SELLER'S BOARD OF DIRECTORS APPROVAL. Marked Schedule 2.13 attached hereto and specifically incorporated herein by this reference is a certified copy of its Board of Directors' Resolution approving this transaction.

         2.14 TITLE TO ASSETS. Seller has good and marketable title to the Assets, free and clear of all liens, security interests, encumbrances or restrictions on transfer.

         2.15 DAMAGE TO ASSETS OR BRANCH OFFICE. There has been no damage, destruction or loss (whether or not covered by insurance) to any of the Assets set forth on Schedule 1.7 or the Branch Office.

         2.16 CONDEMNATION. There are no pending or threatened condemnation proceedings, suits or administrative actions relating to the Branch Office or other matters materially and adversely affecting the current use, occupancy or value thereof.

         2.17 EMPLOYMENT. There are no employment agreements or collective bargaining agreements that are binding upon Purchaser, nor any benefit packages or benefits under which Purchaser will be obligated to any of the employees of the Branch Office whether or not Purchaser hires any such employees of the Branch Office.

         2.18 TAXES. All taxes owed by Seller relating to the Branch Office, the Accounts and the Assets have been paid.

         2.19 LEASE. The Lease is legal, valid, binding, enforceable, and in full force and effect and will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby. No party to the Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder. There are no disputes, oral agreements or forbearance programs in effect as to the Lease. Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold. There are no subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the



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Branch Office, except as set forth in Schedule 2.19.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser represents and warrants to Seller the following statements of Essential Facts, which are true and correct on the date of this Agreement and which shall be true and correct on the Closing Date, and of each of which shall constitute a condition precedent to Seller's obligations hereunder:

         3.1 ORGANIZATION AND STANDING. Purchaser is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and it has all corporate powers and certificates of authority, licenses, permits and other documentation to own its property and to carry on its business as it is now being conducted. The deposit Accounts of Purchaser, to the extent insurable, are insured by the FDIC.

         3.2 AUTHORITY. Purchaser has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated to be carried out by it. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation or Purchaser, enforceable in accordance with its terms.

         3.3 PURCHASER'S BOARD OF DIRECTORS APPROVAL. Marked Schedule 3.3, attached hereto and specifically incorporated herein by this reference is a certified copy of its Board of Directors" Resolution approving this transaction.

         3.4 BROKERS. Neither Purchaser nor any of its officers or directors has retained or otherwise engaged or employed any broker, finder or any other person or paid or agreed to pay any fee or commission to any agent, broker, finder or other such person on account of this Agreement or the transaction contemplated hereby.

         3.5 REGULATORY APPLICATIONS. Purchaser shall prepare and submit for filing, at no expense to Seller, any and all applications, filings, and registrations with, and notifications to, all federal and state authorities required on the part of Purchaser or any shareholder or affiliate of Purchaser for the Acquisition to be consummated at the Closing as contemplated in ARTICLE VI herein and for Purchaser to operate the Branch Office following the Closing. Purchaser shall provide Seller with evidence to Seller's and Seller's counsel's reasonable satisfaction of the filing of all such applications, filings and registrations, all of which shall be made within sixty (60) days from the date of this Agreement. Thereafter, Purchaser shall pursue all such applications, filings, registrations, and notifications diligently and in good faith, and shall file such supplements, amendments, and additional information in connection therewith as may be reasonably necessary for the transactions contemplated hereby to be consummated at such Closing and for Purchaser to operate the Branch Office following the Closing. Purchaser shall deliver to Seller evidence of the filing of each and all of such applications, filings, registrations and notifications (except for any



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confidential portions thereof), and any supplement, amendment or item of additional information in connection therewith (except for any confidential portions thereof). Purchaser shall also deliver to Seller a copy of each material notice, order, opinion and other item of correspondence received by Purchaser from such federal and state authorities (except for any confidential portions thereof) and shall advise Seller at Seller's request, of developments and progress with respect to such matters.


                                   ARTICLE IV
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.

         Unless the conditions are waived by Purchaser, all obligations of Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         4.1 OPINION OF COUNSEL TO SELLER. Seller shall have delivered to Purchaser an opinion, dated as of the Closing, of Kemp & Grzelakowski, Ltd., counsel for Seller, as to the validity of the transaction, and such other matters as Purchaser may reasonably request. Such opinion shall be in form and substance satisfactory to Purchaser and its counsel.

         4.2 Intentionally Deleted.

         4.3 REGULATORY APPROVALS. Purchaser and Seller shall have obtained and received all necessary consents and approvals of all regulatory agencies and other authorities having jurisdiction over this transaction necessary to complete the transactions contemplated by this Agreement upon such terms and conditions, if any, as are satisfactory to Purchaser in its reasonable judgment, all waiting periods shall have expired, and there shall have been no motion for rehearing or appeal from such approval or commencement of any suit or action by any governmental authority seeking to enjoin the transaction provided herein or to obtain other relief with respect thereto.

         4.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in the exhibits hereto delivered by Seller or on its behalf to Purchaser pursuant to this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made on the Closing Date and shall survive the Closing as defined at Paragraph 6.1 hereof.

         4.5 PERFORMANCE OF AGREEMENTS. Seller shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing.

         4.6 CORPORATE APPROVALS. All necessary corporate action on the part of the directors of Seller adopting and approving this Agreement and approving the transactions contemplated



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hereby shall have been taken.

         4.7  CONSENT OF OTHER PERSONS.

              (i) Purchaser and Seller shall have received the consent of On-Line Financial Services, Inc. ("OLFSI"), Seller's data processor, to the conversion by Purchaser of the Transferred Accounts to Flserv CIR, Inc. (hereinafter referred to as "Purchaser DP") (the "Data Processing Conversion"). The Data Processing Conversion shall be completed within one hundred and eighty
(180) days after the Closing Date. OLFSI shall covenant and consent to provide Purchaser and/or Purchaser DP all system documentation, file layouts and files on tape in a form acceptable to Purchaser DP within sixty (60) days prior to the Closing Date and provide any and all additional information and assistance to Purchaser and/or Purchaser DP as are reasonable and customary in conversions of the kind contemplated by this Agreement. All costs and fees customarily assessed by OLFSI to Seller for such data processing services in connection with the Data Processing Conversion shall be paid by Seller. Purchaser shall pay all costs and fees assessed by Purchaser's DP for the Data Processing Conversion. In the event that reports or services are required by Purchaser and/or Purchaser DP from OLFSI in order to complete the conversion, which are not customarily assessed by OLFSI to Seller, the cost of said reports or services shall be paid by Purchaser, up to a maximum of $35,000 for the three branches being purchased by Purchaser from Seller, and any amount in excess of $35,000 shall be paid one-half by Purchaser and one-half by Seller.

              (ii) To the extent that any other material lease, contract or Agreement to which Seller is a party and which is related to the terms of this Agreement shall require the consent of any other person to the transactions contemplated herein, such consent shall have been obtained by the Closing Date; provided, however, that Seller shall not make as a condition for the obtaining of any such consent, any agreements or undertakings not approved by Purchaser.

         4.8 LITIGATION. No suit, action or proceeding by any governmental agency shall have been instituted or threatened seeking to (i) enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement which would in the reasonable judgment of Purchaser make it inadvisable to consummate such transactions, or to (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) that would affect adversely the right of Purchaser to operate the Branch Office as a Branch Office of Purchaser; and no court order shall have been entered in any action or proceeding instituted by any other person which enjoins, restrains or prohibits this Agreement or consummation of the transactions contemplated by this Agreement. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by a governmental entity, which prohibits, restricts or makes illegal consummation of the transactions contemplated hereby.

         4.9 PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Seller and all instruments executed and delivered by Seller on or prior to the close of business on the Closing Date, in connection with the transactions herein contemplated shall be reasonably satisfactory in form and substance to Purchaser and its counsel.


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         4.10 NO ADVERSE CHANGES. Between the date of this Agreement and the
Closing Date, the business of the Branch Office shall be conducted in the ordinary course, consistent in all material respects with prudent banking practices; there shall not have occurred any material adverse change or any condition, event, circumstance, fact or occurrence that may be expected to result in a material adverse change in the business of the Branch Office; and the business and properties of the Branch Office shall be kept substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, customers and employees.

         4.11 DUE DILIGENCE. Commencing within ten (10) business days after the date of this Agreement, Purchaser shall commence a not greater than ten (10) business day due diligence examination of the Branch Office, including the Assets, Accounts, and all other contracts, agreements and/or documents related to the transactions contemplated by this Agreement (the "Initial Investigation") and if Purchaser decides not to proceed with the transaction contemplated by this Agreement as a result of such investigation, Purchaser shall so advise Seller in writing within such ten (10) day period. Purchaser's failure to notify Seller as aforesaid shall constitute satisfaction with the condition of the Transferred Assets. Seller shall provide Purchaser full cooperation, disclosure and complete access to all aspects of the Branch Office, including, but not limited to all books, records, contracts, commitments, correspondence, accounts, reports, properties and assets and with the full and complete cooperation of Seller, its officers, directors, agents and representatives at the Branch Office. Commencing five (5) business days prior to Closing, Purchaser shall commence a three (3)-business day due diligence examination (the "Subsequent Investigation") consistent with the Initial Investigation. The due diligence examinations contemplated hereby shall be conducted at the sole discretion of Purchaser's right to terminate this Agreement as a result of the Subsequent Investigation shall be based strictly upon the existence of a material adverse change affecting the Transferred Assets which Seller cannot or will not cure within a reasonable period of time. No investigation by Purchaser shall affect the representations and warranties of Seller set forth herein.

         4.12 OLFSI AGREEMENT. OLFSI and Purchaser shall have agreed to the fees and expenses to be charged by OLFSI to Purchaser for data processing services to be provided by OLFSI to Purchaser (other than conversion fees) following the Closing and until completion of the Data Processing Conversion set forth in Paragraph 4.7(i), provided that Purchaser shall agree to OLFSI's fees and expenses so long as the same are reasonable and in keeping with OLFSI's current charges to Seller for the same services, plus the discount, if any, which Seller may currently have which is attributable to a long term contract. OLFSI shall agree to provide Purchaser and Purchaser DP separate financial information and data relative to the Branch Office, including but not limited to (to the extent available) separate general ledger and trial balance reports together with all other daily reporting to the Branch Office as reasonably requested by Purchaser and/or Purchaser DP until the completion of the Data Processing Conversion as more fully described in Paragraph 4.7(i). Seller and OLFSI shall covenant to cooperate with Purchaser and Purchaser DP in all matters during the account transition period and the Data Processing Conversion process.

         4.13 CLOSING CERTIFICATE. Purchaser shall have received a certificate signed by the President or another duly authorized officer of Seller and dated as of the Closing Date, certifying in such detail as Purchaser may reasonably request as to the fulfillment of the conditions to the obligations of Seller as set forth in this Agreement.

         4.14 SIMULTANEOUS CLOSINGS. Purchaser's and Seller's respective obligations to complete the transaction contemplated by this Agreement is contingent upon the simultaneous closing of the transaction between Seller and Purchaser pursuant to written agreement ("Bridgeview Agreement"), dated of even date herewith, regarding Purchaser's acquisition of Seller's core deposits and assets at Seller's branch office located at 8627 S. Roberts Road, Bridgeview, Illinois, as more fully set forth in the Bridgeview Agreement.


                                    ARTICLE V
                  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

         Unless the conditions are waived by Seller, all obligations of Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         5.1 OPINION OF COUNSEL TO PURCHASER. Purchaser shall have delivered to Seller an opinion, dated as of the Closing, of Martin & Karcazes, Ltd., counsel for Purchaser, as to the validity of the transaction, and such other matters as Seller may reasonably request. Such opinion shall be in form and substance satisfactory to Seller and its counsel.

         5.2 REGULATORY APPROVALS. Purchaser and Seller shall have obtained and received all necessary consents and approvals of all regulatory agencies and other authorities having jurisdiction over this transaction necessary to complete the transactions contemplated by this Agreement.

         5.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein by Purchaser pursuant to this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct at the Closing as though made on the Closing Date and shall survive the Closing as defined at Paragraph 6.1 of this Agreement.

         5.4 PERFORMANCE OF AGREEMENTS. Purchaser shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing.

         5.5 CORPORATE APPROVALS. All other corporate action on the part of the directors of Purchaser adopting and approving this Agreement and approving the transactions contemplated hereby shall have been taken.

         5.6 CONSENT OF OTHER PERSONS. Seller and Purchaser shall have received the consent of WHITMAN to the assignment of the Lease.

         5.7 LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened which would enjoin, restrain or prohibit the consummation of the transaction contemplated by this Agreement which would in the reasonable judgment of Seller make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other person which enjoins or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

         5.8 PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Purchaser and all instruments executed and delivered by Purchaser on or prior to the close of business on the Closing Date, in connection with the transactions herein contemplated, shall be reasonably satisfactory in form and substance to Seller and its counsel.

         5.9 CLOSING CERTIFICATE. Seller shall have received a certificate signed by the President or another duly authorized officer of Purchaser and dated as of the Closing Date, certifying in such detail as Seller may reasonably request as to the fulfillment of the conditions to the obligations of Purchaser as set forth in this Agreement.


                                   ARTICLE VI
                   THE CLOSING, EFFECTIVE AND TRANSFER DATES.

         6.1 CLOSING DATE. The Closing of this transaction shall be after the close of business on November 17, 2000 at the Branch Office or such other location as shall be mutually agreed by the parties. Either Purchaser or Seller shall be entitled to extend the Closing Date for up to forty-five ( 45) days to a mutually agreeable date if the requesting party notifies the other party in writing on or before October 17, 2000. Further, in the event that all the necessary regulatory approvals have not been received thirty (30) days prior to November 17, 2000, Closing will take place as soon as practical but not later than thirty (30) days after receipt of all regulatory approvals and the expiration of all notice periods. Whenever the term "Closing" or "Closing Date" or similar term is used in this Agreement, it shall be deemed to be a reference thereto. Seller shall advise Purchaser of the exact time and location of the Closing in accordance with the foregoing.

         6.2 Intentionally Deleted.

         6.3 TRANSFER DATE. The Transfer Date shall be the first business day (excluding Saturday and Sunday) following the Closing Date. At noon or earlier on the Transfer Date, Seller shall pay to Purchaser, by wire transfer or by transfer of immediately available funds, the net amount calculated pursuant to Paragraphs 1.4, 1.6, 1.7, 1.8 and 6.4 hereof, as of Seller's close of business on the Closing Date.

         6.4 PRORATIONS. All prorations, including but not limited to SAIF premiums with respect to the Transferred Accounts, Lease obligations, prepaid expenses recorded on the books of Seller incurred in the ordinary course of Branch Office business, and utilities, shall be prorated as of the Closing, unless otherwise set forth in this Agreement or otherwise agreed by the parties. Purchaser shall be solely responsible for any fees, charges or assessments imposed by the FDIC as a result of the transfer of the Transferral Accounts from SAIF to the Bank Insurance Fund ("BIF").

         6.5 SELLER'S ACTIONS AT CLOSING. At the Closing Seller shall, with respect to the Branch Office:

              (a) deliver to Purchaser at the Branch Office such of the Assets purchased hereunder as shall be capable of physical delivery;

              (b) execute, acknowledge and deliver to Purchaser all assignments, bills of sale, and other instruments of conveyance, assignment, and transfer as shall reasonably be necessary or advisable to consummate the sale, assignment, and transfer of the Assets sold or assigned to Purchaser; the originals of all blueprints, construction plans and specifications, which are now in Seller's possession or which Seller has reasonable access to; and such other documents or instruments as may be reasonably required by Purchaser, required by other provisions of this Agreement, or reasonably necessary to effectuate the Closing;

              (c) execute, acknowledge and deliver to Purchaser a duly executed and recordable assignment to Purchaser of the Lease and a consent to assignment from WHITMAN of the Lease all in a form reasonably satisfactory to Purchaser;

              (d) assign, transfer, and make available to Purchaser such of the following records as exist and are available and maintained at the Branch Office (in whatever form or medium then maintained by Seller) pertaining to the Accounts including but not limited to:

                   (i)   signature cards and IRA plan and account documents; and

                   (ii) other orders, contracts, and agreements between Seller and depositors of the Branch Office and records of similar character including without limitation, data processing media, account histories and fiche records (upon Purchaser's request, reasonably made, Seller will provide reasonable assistance to Purchaser in locating the information described in this sub-paragraph (ii)); and

                   (iii) a trial balance listing of records of Accounts.

              (e) execute, acknowledge and deliver to Purchaser all Certificates and other documents required to be delivered to Purchaser by Seller at the Closing pursuant to the terms of this Agreement; and

              (f) assign Purchaser all Seller's rights in and to the Contracts which are assignable.

         6.6 PURCHASER'S ACTIONS AT THE CLOSING. At the Closing (unless another time is specifically stated in ARTICLE VI hereof), Purchaser shall, with respect to the Branch Office:

              (a) execute, acknowledge, and deliver to Seller, to evidence the assumption of the liabilities and obligations of Seller by Purchaser hereunder, an instrument of assumption in a form reasonably satisfactory to Seller, and Seller shall then accept, execute, and acknowledge such instrument. Copies of such instrument may be recorded in the public records at the option of either party hereto. The execution and acknowledgment of such instrument shall not be deemed to be a waiver of any rights or obligations of any party to this Agreement;

              (b) receive, accept and acknowledge delivery of all Assets, and all records and documentation relating thereto, sold, assigned, transferred, conveyed or delivered to Purchaser by Seller hereunder;

              (c) execute and deliver to Seller such written receipts for the Assets, properties, records, and other materials assigned, transferred, conveyed, or delivered to Purchaser hereunder as Seller may reasonably have requested at or before the Closing;

              (d) execute, acknowledge and deliver to Seller all Certificates and other documents required to be delivered to Seller by Purchaser at the Closing pursuant to the terms hereof; and

              (e) execute, acknowledge and deliver to Seller an agreement wherein Purchaser assumes obligations with respect to the Lease and Contracts and the IRA's for all periods following the Closing Date with respect thereto.


                                   ARTICLE VII

                    ACTIONS RESPECTING EMPLOYEES AND PENSIONS
                           AND EMPLOYEE BENEFIT PLANS.

         7.1  EMPLOYMENT OF EMPLOYEES.

              (a) Purchaser shall extend offers of employment, as of the Closing Date, to such employees of the Branch Office listed in Schedule 7.1(a) attached hereto and incorporated herein, which schedule shall include the names of each employee, their date of employment, salary, type of health plan coverage, including single or family coverage, number of dependents and portion of premium paid by employee, and any applicable severance plan as may be employed by Seller at the Branch Office as of the Closing Date (including, without limitation, those employees who on the Closing Date are on family and medical leave, military leave, or personal or pregnancy leave and who elect to return to work not later than one (1) year following the Closing Date; individually and collectively the "Leave Employees" herein) for positions entailing responsibilities in effect at Seller as of the Closing Date, and for a base salary not less than that paid by Seller as of the Closing Date. Employees accepting employment with Purchaser, including but not limited to the Leave Employees, are referred to herein individually and collectively as the "Transferred Employees." In the event that Purchaser shall transfer (except in a comparable position and for comparable compensation to an office not more than 35 miles from the Branch Office at which the Transferred Employee is employed as of the Closing Date, or at the request of the Transferred Employee), terminate employment of, or reduce the base salary of, a Transferred Employee (the "Terminated Employee") between the Closing Date and the date which is one (1) year from the Closing Date, other than for cause, Purchaser shall pay to the Terminated Employee a sum equal to the greater of that which the Terminated Employee would have received on the date of such transfer, termination, or reduction in salary under the severance plan of Seller applicable to the Terminated Employee as of the date hereof and set forth in Schedule 7.1 or the severance plan of Purchaser otherwise applicable to the Terminated Employee as of the date of such transfer, termination, or reduction in base salary. Such payment shall be due and owing the Terminated Employee on the date of such transfer, termination, or reduction in salary. Nothing contained in this Agreement shall restrict or prohibit Purchaser and any Transferred Employee from entering into an agreement satisfactory to both Purchaser and the Transferred Employee providing for resolution of matters set forth in this section.

              (b) Seller will cooperate with Purchaser, to the extent reasonably requested and legally permissible, to provide Purchaser with information about the employees of the Branch Office including, without limitation, providing Purchaser with the personnel files of those employees of the Branch Office who provide Seller with their written consent thereto, and a means to meet with the subject employees. Purchaser hereby agrees to indemnify and to hold Seller and its affiliates and its and their officers, directors, agents, and employees harmless from and against any and all liability, loss, cost, and expense, however arising, as a result of release of information and/or files concerning the referenced employees.

         7.2 TERMS AND CONDITIONS OF EMPLOYMENT. Except as otherwise provided explicitly in this Agreement, the terms of employment for each Transferred Employee shall be determined solely by Purchaser's policies, procedures, and programs; provided, however, that Purchaser agrees that each Transferred Employee shall be provided employment subject to the following terms and conditions:

              (a) Base salary shall be at least equivalent to the rate of base salary paid by Seller to such Transferred Employee as of the close of business on the day prior to the Closing Date.

              (b) Except as otherwise specifically provided herein, Transferred Employees shall be provided employee benefits that are no less favorable in the aggregate than those provided to similarly situated employees of Purchaser. Purchaser shall provide such Transferred Employees with credit for the Transferred Employee's period of service with Seller (including any service credited from predecessors by merger or acquisition to Seller) towards the calculation of eligibility and vesting for such purposes as vacation, sick days, personal days, severance and other benefits, and participation and vesting in Purchaser's qualified pension and/or profit sharing 401 (k) plans, as such plans may exist (but not for purposes of funding of accrued pension or profit sharing plans for such Transferred Employees with respect to any period prior to the Closing Date).

              (c) Each Transferred Employee currently participating in Seller's medical, dental, health, health or other welfare plan, shall be eligible to participate in the medical, dental, or other welfare plans of Purchaser, as such plans may exist, on and after the Closing Date, and any pre-existing conditions provisions of such plans shall be waived with respect to any such Transferred Employees.

              (d) With respect to any Transferred Employee who is also a Leave Employee, upon conclusion of his or her short-term disability or temporary leave of absence, subject to the terms and conditions of the Purchaser's plans and policies and applicable law, each Transferred Employee on such leave shall receive the salary and vacation benefits in effect when he or she went on leave, shall otherwise be treated as a Transferred Employee, and, to the extent practicable, shall be offered by the Purchaser the same or a substantially equivalent position to his or her position with Seller prior to having gone on leave.

              (e) Except as provided herein, Seller shall pay, discharge, and be responsible for (i) all salary and wages arising out of employment of the Transferred Employees through the Closing Date, and (ii) any employee benefits arising under Seller's employee benefit plans and employee programs prior to the Closing Date (but not including sick days and personal days accrued but unused by the Transferred Employee through the Closing Date and medical benefits, if any, to Transferred Employees who retire after the Closing Date), including benefits with respect to claims incurred prior to the Closing Date but reported after the Closing Date and benefits inuring to Leave Employees prior to any election by such Leave Employees to return to work with Purchaser. From and after the Closing Date, Purchaser shall pay, discharge, and be responsible for all salary, wages, and benefits arising out of or relating to the employment of the Transferred Employees by Purchaser from and after the Closing Date, including, without limitation, all claims for welfare benefits plans incurred on or after the Closing Date. Claims are incurred as of the date services are provided notwithstanding when the injury or illness may have occurred. To the extent permitted under Purchaser's applicable 401 (k) plan, Seller and Purchaser shall cooperate in arranging for the transfer to Purchaser's 401 (k) plan, as soon as practicable after the Closing Date and in a manner that satisfies sections 414(1) and 411 (d)(6) of the Internal Revenue Code, as amended, of those accounts held under Seller's 401 (k) plan on behalf of Transferred Employees.

         7.3 COMPLIANCE WITH LAW. Purchaser agrees that it shall comply with any and all applicable requirements, if any, under the Worker Adjustment and Retraining Notification Act in connection with the transaction contemplated by this Agreement. Purchaser hereby agrees to indemnify and to hold Seller and its affiliates and its and their officers, directors, agents, and employees harmless from and against any and all liability, loss, cost, and expense, however arising, as a result of the failure of Purchaser to comply with its obligations as set forth in this section.

         7.4 ACTIONS TO BE TAKEN BY SELLER. Seller covenants to Purchaser that it will do or cause the following to occur:

              (a) COVENANT NOT TO COMPETE. Seller [and John G. Yedinak, individually] shall not, directly or indirectly, by or through any of its directors, officers, employees, agents or subsidiaries, solicit deposits, market any of its financial services (except for the existing mortgage and mortgage purchase and resale business it currently operates under the name of "Margo Financial Services", hereinafter "Margo") or engage in any retail banking or provide financial services that are in direct competition with the business of Purchaser, for a period of five (5) years within the Market Area of the Branch whose business is being transferred under this Agreement [Market Area being defined for the purposes of this Agreement to be within a radius of ten (10) miles from 8627 S. Roberts Road, Bridgeview, Illinois]; EXCEPT that any area within said ten mile radius which falls west of I-294 and north of I-55 and South of I-88, shall be deemed to be outside of the Market Area for the purposes of this Covenant not to Compete. Notwithstanding the foregoing it is understood and agreed that Seller shall change its name to "Umbrellabank" or "Umbrellabank.com" or such other name which is not similar to "Argo" as soon after the Closing of this transaction as the required regulatory approvals for such a name change can be secured [Seller shall apply for said approval(s) within thirty (30) days after the closing and provide Purchaser with evidence of said application] and to continue to provide banking and related services outside of the Market Area and conduct an electronic banking business under the name of "Umbrellabank.com" both within and outside of the Market Area and that said electronic banking business shall be exempt from the provisions of this Covenant not to Compete PROVIDED that the marketing of said Umbrellabank.com's services shall not be specifically targeted to the Market Area or the customers of Seller whose accounts are being transferred to Purchaser under this Agreement and that the name of "Argo Federal Savings Bank" is not used in connection with any marketing of Umbrellabank.com's or Seller's services in the Market Area during the term of this Covenant not to Compete (except to the extent that banking regulations require the screen on Seller's Automated Teller Machines ("ATM's) to identify Umbrellabank as a "division of Argo Federal Savings Bank" or to otherwise comply with banking regulations). Seller shall not install any Automated Teller Machines (ATM's) within the Market Area (as defined hereinabove) during the term of this Covenant, except that in the event that Seller is obligated under any existing (or future) contracts to install ATMs within the Market Area during the term of the Covenant not to Compete, Purchaser shall have a right of first refusal to license each such additional ATM installed, such right of first refusal to be expressly exercised by Purchaser in a writing delivered to Seller within ten (10) days of receipt of written notice thereof by Seller. If Purchaser exercises said right of first refusal, Purchaser shall reimburse Seller for Seller's costs of installing said ATM, including the cost of the ATM, labor and installation charges, and signage [the design and content of said signage to be reasonably acceptable to Purchaser], and shall pay a monthly fee to the Seller based on transaction volume at the rate of twenty ($0.20) cents per transaction. If Purchaser declines to exercise said right of first refusal as provided herein, Seller shall have the right to install such ATM(s) subject to the restrictions contained herein concerning the use of the name "Argo" on said ATM(s).

         Notwithstanding the provisions contained herein to the contrary, it is understood that Seller shall continue to operate its existing branches located at 14076 Lincoln Avenue, Dolton, Illinois, 2154 West Madison Street, Chicago, Illinois, 47 West Polk Street, Chicago, Illinois (to the extent that said branch is not sold to an affiliate of Purchaser) and at site to be located within a one (1) mile radius of the intersection of Chicago Avenue and Halsted Street in Chicago, Illinois or any other location outside the Market Area, under its existing name until the name change referred to hereinabove shall be approved (and thereafter under its name as so changed) and that the continued operation of said branches by Seller shall not constitute a breach of the Covenant not to Compete provided that the services of said branches shall not be specifically targeted to the Market Area or the customers of Seller whose accounts are being transferred to Purchaser under this Agreement. In addition, it is agreed that Seller may maintain its corporate offices and the office of "Margo" at their present location at 5818 Archer Road, Summit, Illinois subject to the restrictions contained in this Covenant not to Compete.

         It is further agreed that in the event that Seller, or any entity in which John G. Yedinak (hereinafter "Yedinak") is an officer, director or employee, shall seek to acquire any financial institution which is located outside of the Market Area during the term of this Covenant not to Compete, but which institution has a branch located within the Market Area, Purchaser shall have a right of first refusal with respect to any such branch(es) as may be located within the Market Area, to be exercised by Purchaser in writing within thirty (30) days after receiving written notice from Seller and/or Yedinak, which notice shall contain all of the terms and conditions of said proposed acquisition and the usual and customary information and opportunity required by a Purchaser to conduct due diligence.

              (b) ENFORCEABILITY. The parties believe that the restrictive covenants contained in this paragraph are reasonable. However, if any court of competent jurisdiction subsequently holds these restrictions to be unreasonable, whether as to scope, territory, or period of time specified herein, such scope, territory, or period of time shall be deemed to be that which the court shall declare or deem to be reasonable.

              (c) INJUNCTIVE RELIEF. Seller recognizes that Purchaser may suffer irreparable damage if the terms of this restrictive covenant are violated, and that it will be difficult, if not impossible, to compute Purchaser's actual damages resulting from such unauthorized competition. The parties therefore agree that Purchaser may apply to a court of competent jurisdiction to enjoin any threatened or actual breach of the covenants contained herein, and that the prevailing party in any ensuing action shall be entitled to recover its reasonable expenses, including court costs and reasonable attorney's fees.

              (d) SOLICITATION OF TRANSFERRED EMPLOYEES. Except with the written consent of Purchaser, for a period of eighteen (18) months following the Closing Date, Seller will not, directly or indirectly, solicit Transferred Employees as prospective officers or employees of Seller; provided, however, that Seller shall not be prohibited or restricted from hiring a Transferred Employee if such Transferred Employee is terminated by Purchaser. Notwithstanding anything herein to the contrary, it is agreed that any transferred Employee who is hired by Seller after the Closing Date, shall be bound by the terms of the Covenant not to Compete herein above set forth by virtue of their employment by Seller.

              (e) EMPLOYEE BENEFIT PROGRAMS. Seller's obligations to employees of the Branch Office, including Transferred Employees, will be as set forth in established policies of Seller, and Seller shall continue its employee benefit programs in full force and effect as benefit programs for Transferred Employees through the Closing Date. After the Closing, Seller shall retain the responsibility and liability for the funding and payment of all claims incurred under such employee benefit programs through the Closing Date. Purchaser shall have no obligation or liability to compensate Transferred Employees for benefits of any kind earned, accrued, promised and/or provided to Transferred Employees as employees of Seller, except with respect to eligibility and vesting as set forth in Paragraph 7.2 above.

              (f) EMPLOYEES OF THE BRANCH OFFICE. Seller shall not, without Purchaser's prior written consent (i) increase the aggregate full-time equivalent size of the work force at the Branch Office above the aggregate normal staffing levels designated by Seller for the Branch Office at the date hereof, (ii) terminate any Transferred Employee prior to the Closing Date, unless such person is terminated for cause as determined at the sole discretion of Seller or otherwise pursuant to existing Seller policies or procedures, or
(iii) increase the compensation of any Transferred Employee except pursuant to existing Seller policies and procedures.

              The obligations of Seller and Purchaser pursuant to this ARTICLE VII shall survive the Closing.

                                  ARTICLE VIII
                              ADDITIONAL AGREEMENTS

         8.1 COOPERATION. Purchaser and Seller further covenant and agree that each shall cooperate in expeditiously obtaining all necessary or appropriate governmental approvals, consents or permits and in preparing any and all applications contemplated by this Agreement, and will furnish such supporting information or exhibits as may be required, and will not do, sanction or knowingly permit any person under the control of each to do anything which might in any way hinder, delay or prevent the expeditious approval of the transactions contemplated by this Agreement or the orderly transition of Seller's customers to Purchaser, or commit any act or omission which might be reasonably expected to have such an effect.

         8.2 CONFIDENTIALITY. Purchaser and Seller each agree to keep confidential all information, documents, books, records and any other material no matter how obtained from the other party hereto unless and until the transaction contemplated herein is consummated, and if such transaction is not consummated, each party hereto will return or cause to be returned to the applicable party all such documents, material and information then in its possession, or the possession of a representative of either, and neither party hereto will divulge or use such information until it becomes known generally to the public.


                                   ARTICLE IX
                              TRANSITIONAL MATTERS

         9.1 TRANSITIONAL ACTION BY PURCHASER. After the Closing, unless another time is otherwise indicated:

              (a) Purchaser shall: (i) pay in accordance with the law and customary banking practices and applicable Account contract terms, all properly drawn and presented checks, negotiable orders of withdrawal, drafts, debits, and withdrawal orders presented to Purchaser by mail, over the counter, through electronic media, or through the check clearing system of the banking industry, by depositors of the Transferred Accounts assumed by Purchaser hereunder, whether drawn on checks, negotiable orders or withdrawal, drafts, or withdrawal order forms provided by Purchaser or Seller; and (ii) in all other respects discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing to the depositors whose Accounts are assumed by Purchaser hereunder; provided, however, that any obligations of Purchaser pursuant to this Paragraph 9.1 to honor checks, negotiable orders of withdrawal, drafts, and withdrawal orders on forms provided by Seller and carrying its imprint (including its name and transit routing number) shall not apply to any checks, drafts, withdrawal orders, or returned items (i) presented to Purchaser more than two hundred ten (210) days following the Closing Date, or (ii) on which a stop payment has been requested by the deposit customer. Purchaser shall submit and file any required reports on IRS Form 1099 with respect to interest accrued on Transferred Accounts after the Closing Date. The provisions of this subsection 9.1 (a) shall in no way limit Purchaser's duties or obligations arising under Paragraphs 1.3 and 1.4 hereof.

              (b) Purchaser shall, not earlier than ten days after the time of procurement of all regulatory approvals required for consummation of the transaction contemplated by this Agreement nor later than five days prior to the Closing Date, notify all depositors of the Offices by letter, acceptable to Seller, produced in, if appropriate, several similar, but different forms calculated to provide necessary and specific information to the owners of particular types of accounts, of Purchaser pending assumption of the Transferred Accounts hereunder, and, in appropriate instances, notify depositors that on and after the Closing Date certain Seller deposit-related services and/or Seller's debit card and automatic teller machine services impacted by the transactions contemplated by this Agreement, will be terminated. As an enclosure to such notices, Purchaser may furnish appropriate depositors with brochures, forms and other written materials related or necessary to the assumption of the Accounts by Purchaser and the conversion of said accounts to Purchaser accounts, including the provision of checks to appropriate depositors using the forms of Purchaser with instructions to such depositors to utilize such Purchaser checks on and after the Closing Date and thereafter to destroy any unused checks on Seller's forms. The expenses of the printing, processing and mailing of such letter notices and providing new Purchaser checks and other forms and written materials to appropriate customers shall be borne by Purchaser. Before Closing, except as provided in this paragraph, Purchaser will not contact Seller's customers except as may occur in connection with advertising or solicitations directed to the public generally or in the course of obtaining the requisite regulatory approvals of the transaction. Anything to the contrary herein notwithstanding, Purchaser shall provide, at no cost to Seller, any and all notices, communications, and filings which may be required by law, regulation, or otherwise, relating to any changes in terms and other matters relating to the Accounts occurring subsequent to the Closing Date. Any and all such notices, communications, and filings which may be required to be provided prior to the Closing Date shall be submitted on a timely basis for review by Seller and shall be subject to the written approval of Seller prior to delivery to any third party. Purchaser shall provide, at its sole cost and expense and at no cost or expense to Seller, that any and all customer and other notices, communications, and filings provided by Purchaser hereunder, including the substance and timing of same, fully comply with the requirements of applicable law and regulation.

              (c) Purchaser shall promptly pay to Seller an amount equivalent to the amount of any checks, negotiable orders of withdrawal, drafts, withdrawal orders, or returned items (net of the applicable Deposit Premium paid by Purchaser with respect to the Transferred Accounts represented by any such instrument) credited as of the close of business on the Closing Date to an Account assumed by Purchaser hereunder which are returned uncollected to Seller after the Closing Date. The foregoing shall include an amount equivalent to holds placed upon such deposit account for items cashed by Seller as of the close of business on the Closing Date.

              (d) Purchaser shall, not later than the close of business on the business day immediately following the Closing Date, supply suitable government-backed securities as security for any deposits of governmental units included among the Transferred Accounts for which Seller had provided similar security.

              (e) Purchaser hereby grants to Seller and its contractors access to the Branch Office until 8:00 A.M. local time on the day following the Transfer Date or such other later date and time as the parties may agree, at no cost or expense to Seller, for conduct of activities consistent with this Agreement in conjunction with the transactions contemplated hereby.

              (f) The duties and obligations of Buyer in this Paragraph 9.1 shall survive the Closing.

         9.2 TRANSITIONAL ACTIONS BY SELLER. After the Closing, unless another time is otherwise indicated:

              (a) Seller shall use its best efforts to cooperate with Purchaser in assuring an orderly transition of ownership of the Assets and responsibility for the liabilities, including the Transferred Accounts, assumed by Purchaser hereunder. Seller shall provide final statements as of the Closing Date, in conjunction with appropriate Transferred Accounts, with interest and service charges pro-rated to close of business on the Closing Date. Seller shall submit and file any required reports on IRS Form 1099 with respect to interest paid on Transferred Accounts through the Closing Date. Notwithstanding the limitations contained in 9.1(b), Seller shall, prior to issuing any notices to its customers or the general public regarding the transaction contemplated by this Agreement, obtain the prior written consent of Purchaser with respect to the content of such notices. Purchaser shall not contact Seller's customers until the earlier of (i) Seller's written consent, or (ii) receipt of all regulatory approvals and the passage of any waiting periods, and all conditions precedent to Purchaser's obligations hereunder have either been satisfied or waived in writing by Purchaser.

              (b) Prior to the Closing Date, Seller shall cooperate with Purchaser, at Purchaser's expense and at no expense to Seller, in making Transferred Employees available at reasonable times for whatever program of training Purchaser deems advisable; provided, however, that Purchaser shall conduct such training program in a manner that does not materially interfere with or prevent the performance of the normal duties and activities of such Transferred Employees. Purchaser shall make request of Seller for training opportunities prior to the Closing Date, and shall reimburse Seller at the Closing for any and all costs relating to such training including, but not limited to, regular and overtime salary for Transferred Employees involved in training for the period of such training, travel costs, and all expenses incurred by Seller or such Transferred Employees in conjunction with the training. Such requests, which shall specify the time, duration and place of such training, must be approved by Seller.

              (c) Seller shall cooperate with Purchaser, at no expense to Seller, to make provision for the installation of teller and platform equipment in the Branch Office subject to approval by Seller; provided, however, that Purchaser shall arrange for the installation and placement of such equipment at such times and in a manner that does not significantly interfere with the normal business activities and operation of Seller or the Branch Office.

              (d) Seller shall resign as custodian of each IRA account maintained at the Branch Office and assign the custodianship of such accounts to Purchaser upon Closing subject to receipt of applicable customer consents and other and analyze such provisions of this Agreement.

              (e) Seller shall terminate its ATM/debit card service effective as of close of business on the business day preceding the Closing Date or such other date and time as Seller and Purchaser may agree. Such terminations will be preceded by the notice described in Paragraph 9.1(b) herein. Seller shall have no obligation with respect to conversion or change over with respect to direct deposit or payroll and retirement payments service relating to the Transferred Accounts following the Closing and, further, Purchaser shall assume all responsibility and liability with respect thereto following the Closing. Seller will continue to redirect and/or pass through relevant ACH transactions on Transferred Accounts for a period of two hundred ten (210) days following the Closing Date.

              (f) As of the opening of business on the first business day after the Closing Date, Seller and Purchaser shall provide the appropriate Federal Reserve Bank (the "FRB") with all information necessary in order to expedite the clearing and sorting of all checks, drafts, instruments and other commercial paper relative to the Transferred Accounts (hereinafter collectively referred to as "Paper Items"). Purchaser shall bear all charges and costs imposed by the Federal Reserve in connection with the reassignment of account number ranges for sorting the Paper Items.

              In the event the Federal Reserve and/or any other regional or local clearinghouse for negotiable instruments fails, refuses or is unable to direct sort such Paper Items for delivery to Purchaser with the result that such Paper Items are presented to Seller, by not later than 3:00 p.m. local time on each business day following the Closing and continuing for two hundred ten (210) days after the Closing, Seller will make available to Purchaser for pick up from Seller's offices or the offices of Seller's agent and/or processor at 7600 West 63rd Street, Summit, Illinois all of the Paper

Items which are received by Seller from the FRB and/or any regional or local clearinghouse during the morning of each such business day on an "as-received basis." At the same time Seller shall also make available to Purchaser information and records, including but not limited to systems printouts, concerning such Paper Items and concerning incoming Automated Clearing House items ("ACH items") as well as outstanding Automatic Teller Machine ("ATM") transactions. Such information and records, including but not limited to systems printouts, will utilize the most recent account number designated by Seller for each of the Transferred Accounts. Purchaser shall initiate appropriate Notification of Change requests relating to appropriate routing matters at the sole expense of Purchaser within 30 days following the Closing Date. Each business day Seller will endeavor to see that the sum of (a) the actual Paper Items provided to Purchaser plus (b) all ACH items and ATM transactions captured by Seller in its information and records balance with the sum of (c) the information and records, including but not limited to systems printouts, provided by Seller relative to the Paper Items plus (d) the information and records, including but not limited to systems printouts, provided relative to the ACH items and ATM transactions affecting the Transferred Accounts.

              Except as otherwise expressly provided herein, Seller shall provide the foregoing at no charge to Purchaser for a period not to exceed thirty (30) days from the Closing Date except that Purchaser shall pay any charges assessed to Seller by the FRB, a national or local clearinghouse and/or Seller's agent and/or processor to the extent such assessments relate to the Transferred Accounts ("Costs"). Purchaser shall be responsible for pick up of the data to be provided by Seller and shall compensate Seller for activity subsequent to the referenced 30 day period as follows: (i) $50.00 per day and Seller's Costs plus ten (10%) percent thereof for days 31 through 60; (ii) $50.00 per day and Seller's Costs plus fifteen (15%) percent thereof for days 61 through 120; and (iii) $50.00 per day and Seller's Costs plus twenty-five (25%) percent thereof for days 121 through 180. Any request for extension of the 180-day period shall be submitted in writing by Purchaser to Seller not later than 10 business days prior to the expiration of such 180-day period or any extensions thereof and shall be subject to approval by Seller at its sole discretion. Fees for activity subsequent to the 180 day period shall be as determined by Seller. Fees for activity subsequent to the initial 30-day period shall be assessed on a daily basis and included in the daily cash settlement.

              Except as otherwise expressly provided herein, Purchaser shall be responsible for processing any and all ACH returns, received subsequent to the Closing, directly through the appropriate Federal Reserve Bank.

              Seller and Purchaser shall arrange for appropriate daily settlement between the parties in order that the transmission of all monies associated with the matters set forth in this Paragraph 9.2(f) might be effected promptly.

              Seller shall not be liable to Purchaser for any failure to provide the data required by this Paragraph 9.2(f) to the extent any such failure results from causes beyond Seller's control including war, strike or other labor disputes, acts of God, errors or failures of the FRB, and/or a participating regional or local clearinghouse, or equipment failure or other emergency wherein Seller and/or its agent processor has been unable to process in clearings from the FRB or such clearinghouse.

              (g) Seller shall, not earlier than the time of procurement of all regulatory approvals required for consummation of the transaction contemplated by this Agreement nor later than twenty days prior to the Closing Date, notify all depositors of the Branch Office by letter acceptable to Purchaser, produced in, if appropriate, several similar, but different forms calculated to provide necessary and specific information to the owners of particular types of accounts and/or loans, of Purchaser's pending assumption of the Transferred Accounts, and, in appropriate instances, notify depositors that on and after the Closing Date certain Seller deposit-related services and/or Seller's debit card and automatic teller machine services, will be terminated. The expenses of the printing, processing and mailing of such letter notices shall be borne by Seller. Anything to the contrary herein notwithstanding, nothing in this Agreement shall be deemed to constitute an assumption by Seller of the duties and obligations of Purchaser with respect to the provision of applicable notices, communications, and filings relating to changes in the terms of any Transferred Accounts as set forth in this Agreement.

              (h)  The duties and obligations of the parties in this Paragraph
9.2 shall survive the Closing.

         9.3 OVERDRAFTS AND TRANSITIONAL ACTION. Overdrafts on the Transferred Accounts up to and including the date of Closing will be the responsibility and risk of Seller and all fees associated therewith shall be the property of Seller. Overdrafts on the Transferred Accounts after the date of Closing will be the responsibility and risk of Purchaser and all fees associated therewith shall be the property of Purchaser.

         9.4  ATM'S AND DEBIT CARDS.

         (a) In accordance with the provisions of Section 4.7 hereinabove, Seller shall provide to Purchaser and/or Purchaser's data processor, a test tape no later than sixty (60) days prior to the closing date and a production tape no later than thirty (30) days prior to the closing date so that Purchaser may produce AB or CCB ATM/Debit cards with the same PIN number as the customer is currently utilizing for their ATM/Debit card transactions prior to Closing. Both tapes shall include file formats and/or file layouts of all ATM/Debit card information and all related custumer information. Seller shall further provide any and all information and assistance required by Purchaser as are reasonable and customary in conversions of the kind contemplated by this Agreement. In addition, from the date that the production tape is produced until the Data Processing Conversion, Seller shall maintain, make available and deliver to Purchaser a manual log of all new/replacement cards issued, changes to existing cards/PIN numbers, and other such data so that Purchaser may make similar manual changes to cards being produced for customers to be used after the date of the Data Processing Conversion. Upon the Data Processing Conversion, Seller's Data Processor shall deactivate the operation of the Seller's ATM/Debit cards with respect to the Transferred Accounts. Purchaser and Seller agree to settle, on a daily basis, the net amount of ATM debits/credits associated with transferred accounts until the conversion date. Seller shall provide all necessary information and reports with respect to such ATM/Debit card activity on the Transferred Accounts so that Purchaser may appropriately debit/credit the Transferred Accounts for such ATM/Debit card activity and balance sais activity to the General Ledger or Settlement Accounts.

              (b         (c)  Purchaser and Seller agree to cooperate with each
other to assure that all transactions originated through the ATM or originated with the ATM Cards prior to or on the Closing Date shall be for the account of Seller and all transactions originated after the Closing Date shall be for the account of Purchaser. A post closing adjustment shall be made to reflect all such transactions, which cannot be reasonably calculated as of the Closing.

              (c) In addition to the other payments to be made by Purchaser hereunder, Purchaser agrees to also purchase the ATM terminal located at 5818 Archer Road, Summit, Illinois, for the book value of said ATM as of the Closing Date and to enter into a lease for such ATM site in accordance with the provisions of Schedule 9.4(d).

                                    ARTICLE X
                             AMENDMENT; TERMINATION

         10.1 AMENDMENT. This Agreement may be amended in writing at any time with the mutual consent of the Board of Directors of Purchaser and Seller. Purchaser and Seller hereby covenant that neither shall unreasonably take any action or refuse to take any action, whether or not specifically or generally contemplated as a part of this Agreement, wherein such action or non-action would interfere with the accomplishment of the transaction contemplated by this Agreement.

         10.2 TERMINATION. This Agreement and the obligations created hereby shall terminate in the event that any one or the following events occur: (i) the necessary regulatory approvals have not been obtained prior December 1, 2000,
(ii) by the Board or Directors of Purchaser if any of the conditions provided in
ARTICLE IV herein shall not have satisfied, complied with or performed in any material respect, and Purchaser shall not have waived such failure of satisfaction, noncompliance or non-performance; or (iii) by the Board of Directors of Seller if any of the conditions provided in ARTICLE V shall not have been satisfied, complied with or performed in any material respect, and Seller shall not have waived such failure of satisfaction, noncompliance or non-performance; or (iv) the mutual agreement of the parties. Any material condition contained in the approval of the transactions contemplated by this Agreement by the FDIC, FRB, OBRE or the OTS will be subject to the consent of the Boards of Directors of both Purchaser and Seller, as limited under the terms of this Agreement.

         If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement by either party, then, in addition to other remedies at law or equity for breach of this Agreement, breaching party shall indemnify the other party for its costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement in related actions. If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement by either party, then the breaching party shall pay promptly, and in any event within ten (10) days of receipt of written notice from the other party, to the other party TWO HUNDRED THOUSAND AND NO/100THS ($200,000.00) DOLLARS plus the other party's costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement, as liquidated damages.

         Except as provided in the immediately preceding paragraph, if this Agreement is terminated, for whatever reason, then (i) this Agreement shall forthwith become void and of no effect and without liability to any party to this Agreement; (ii) each party hereto shall pay all of its costs incurred by it in the negotiation, preparation and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of legal counsel, accountants and other experts; and (iii) the parties shall continue to be bound by the provisions of this Agreement which by their terms are intended to be extended after termination of the Agreement and also by the terms of that certain Confidentiality Agreement dated March 16, 2000 between the parties (the "Confidentiality Agreement").

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 A. NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations or warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, except for the covenants and agreements, which by their terms are contemplated to be performed after the Closing Date, including but not limited to the Covenant not to Compete..

         11.1 B. CLAIMS REGARDING THE TRANSFERRED ACCOUNTS. Notwithstanding anything herein contained to the contrary it is agreed that all insurance coverage relating to claims arising from Seller's administration of the Transferred Accounts prior to the Closing Date shall, to the extent assignable, be assigned to Purchaser. To the extent such insurance claims are either a) not transferable or b) not otherwise covered by any insurance, then Seller agrees to indemnify, defend, and hold Purchaser harmless from any losses, judgments, expenses, attorneys fees or costs threatened or incurred by Purchaser as a result of such claims, provided, however, that Seller shall not indemnify, defend or hold Purchaser harmless from Purchaser's own negligence or willful misconduct.

         11.2 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and may be delivered via facsimile transmission, overnight carrier or registered or certified mail postage prepaid. When notice is given via facsimile transmission, it shall be conclusively deemed to have been received on the date of transmittal provided the sender receives confirmation of transmittal to the number set forth below. Notice given by overnight carrier shall be conclusively deemed received on the date following the date sent. Notice sent registered or certified mail, postage prepaid, shall be conclusively deemed to have been received three (3) business days after its deposit in the United States mail when sent to the other party at the received address set forth below. Either party may change the address to which notice shall be sent by giving written notice to the other party.

               TO SELLER:                  Mr. John G. Yedinak
                                           Chairman of the Board and President
                                           ARGO FEDERAL SAVINGS BANK, FSB
                                           7600 West 63rd Street
                                           Summit, Illinois  60501-1830
                                           Facsimile No. (708) 496-6025

               COPY TO:                    James J. Kemp, Jr.
                                           KEMP & GRZELAKOWSKI, LTD.
                                           1900 Spring Road
                                           Suite 500
                                           Oak Brook, IL 60523
                                           Facsimile No. (630) 571-7755

               TO PURCHASER:               Peter A. Fasseas
                                           Chairman of the Board
                                           Archer Bank
                                           4970 South Archer Avenue
                                           Chicago, Illinois  60632
                                           Facsimile No.(773) 843-7832

               COPY TO:                    George D. Karcazes
                                           Martin & Karcazes, Ltd.
                                           30 North LaSalle Street
                                           Suite 4020
                                           Chicago, Illinois  60602
                                           Facsimile No. (312) 332-4905

         11.3 SUCCESSORS AND ASSIGNS. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns, but the Agreement may not be assigned by either party without the written consent of the other.

         11.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one action and the same instrument.

         11.5 GOVERNING LAW. This Agreement is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws of the State of Illinois or the United States of America, as applicable.

         11.6 REMEDIES NOT EXCLUSIVE. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by either of the parties shall not constitute a waiver of the right to pursue other available remedies.

         11.7 ASSIGNMENT. This Agreement shall not be assignable by either party without the written consent of the other. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their successors and permitted assigns any right or remedy under or by reason of this Agreement.

         11.8 COSTS. All of the costs and expenses, including legal and accounting fees attendant to this transaction, incurred by either party in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the same, except as provided herein upon termination caused by breach by either party.

         11.9 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.10 GENDER, ETC. Words herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine or neuter, as the context requires.

         11.11 ENTIRE AGREEMENT. This Agreement, along with the Confidentiality Agreement, constitutes the entire agreement between Purchaser and Seller. There are no written or oral agreements between Purchaser and Seller in connection with this Agreement that are not set forth herein or in the exhibits attached hereto. This Agreement supersedes and replaces any and all prior agreements between Purchaser and Seller whether written or oral, except the Confidentiality Agreement.

         11.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction; provided, however, that in the event the invalid provision shall result in a material change in the terms or conditions of this Agreement, the party against whom the provision affects may terminate this Agreement; provided that such invalid or unenforceable provision(s) cannot be replaced with a new provision which has the most nearly similar permitable economic effect and which is acceptable to Purchaser and Seller.

         11.13 RULE OF CONSTRUCTION. The language and all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against any party hereto, and without implication or presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the person who prepared this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.




                                       ARGO FEDERAL SAVINGS BANK, FSB

                                       BY:
                                           -------------------------------------
                                              JOHN G. YEDINAK
ATTEST:                                       PRESIDENT


---------------------------            -----------------------------------------
SECRETARY                                     JOHN G. YEDINAK, INDIVIDUALLY
                                              AS TO COVENANT NOT TO COMPETE
                                              AT SECTIONS 7.4(a)-(c) HEREINABOVE




                                       ARCHER BANK

ATTEST:                                BY:
                                           -------------------------------------
                                              PETER A. FASSEAS
---------------------------                   CHAIRMAN OF THE BOARD AND CHIEF
SECRETARY                                     EXECUTIVE OFFICER

                                                              (DEARBORN STATION)

                                  BRANCH OFFICE
                               PURCHASE AGREEMENT


         THIS BRANCH OFFICE PURCHASE AGREEMENT (Agreement) is made and entered into this 18th day of August, 2000, by and between CHICAGO COMMUNITY BANK, an Illinois banking corporation ("Purchaser"), an Illinois savings bank, and ARGO FEDERAL SAVINGS BANK, FSB ("Seller"), a federally chartered savings bank.


                                    RECITALS:

         WHEREAS, Seller shall transfer to Purchaser, subject to the terms and conditions of this Agreement, certain deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit and negotiable order of withdrawal accounts attributable to its branch office located at the Dearborn Station, 47 West Polk Street, Chicago, Illinois, (the "Branch Office") as more fully described herein;

         WHEREAS, Purchaser shall acquire from Seller, subject to the terms and conditions of this Agreement, certain deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit and negotiable order of withdrawal accounts attributable to the Branch Office, as more fully described herein;

         WHEREAS, Purchaser has agreed to acquire and Seller has agreed to sell certain of the furniture, fixtures and equipment at the Branch Office (the "Assets"), as more fully described herein;

         WHEREAS, Purchaser has agreed to assume the liabilities of Seller with respect to the lease pertaining to the Branch Office premises, as more fully described herein;

         WHEREAS, Purchaser and Seller have determined that the transactions contemplated by this Agreement are in the best interests of their respective shareholders or members; and

         WHEREAS, the transactions contemplated by this Agreement have been approved by at least a two-thirds vote of the respective entire Boards of Directors of Purchaser and Seller and each has authorized their appropriate officers to execute and attest to this Agreement and to make application for and to receive the necessary supervisory approvals of the subject transactions from the Federal Deposit Insurance Corporation (the "FDIC"), the Office of Banks and Real Estate of the State of Illinois (the "OBRE"), the Federal Reserve Bank of Chicago (the "FRB") and the Office of Thrift Supervision (the "OTS"), to the extent necessary.

         NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, covenants, terms and conditions set forth herein, Purchaser and Seller hereby covenant and agree as follows:


                                    ARTICLE I
               TRANSFER/ASSUMPTION OF ACCOUNTS, ASSETS AND LEASES

         1.1 IDENTIFICATION OF ACCOUNTS BY OFFICE LOCATION. Seller shall transfer to Purchaser certain of its deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit, accounts and negotiable order of withdrawal accounts, as more fully set forth and described in Paragraph 2 hereof (hereinafter sometimes for convenience collectively referred to as the "Accounts" or the "Transferred Accounts"); with the said Accounts generally originating at and attributable to the Branch Office except that Seller shall not transfer to and Purchaser shall not assume liability for any brokered accounts (deposits originated by a third party other than the deposit-holder), Accounts owned by affiliates, directors, officers and/or employees of Seller who do not work at the Branch Office.

         1.2 IDENTIFICATION OF TRANSFERRED ACCOUNTS BY EXHIBIT. Marked Schedule 1.2, attached hereto and specifically incorporated herein by this reference, is a verified statement prepared and submitted in a form substantially similar in format to previous reports tendered by Seller setting forth the identity of holder, the type of account, account opening date, account maturity date, principal balance (including accrued and credited interest of such account), and interest rate payable on each of the Transferred Accounts as of July 31, 2000. Seller shall also provide, or make available, to Purchaser such other account information as may be required for legitimate business purposes. After the close of business on the day preceding the Closing Date (as defined in Article VI hereof), Seller hereby agrees to deliver to Purchaser a supplemental statement verifying the information set forth in the preceding sentence together with such information with respect to any new or additional accounts opened after August 1, 2000 on each of the Accounts to be transferred to Purchaser as of the date three (3) days prior to the Closing Date (such 3-day period the "Gap Period") as well as an identification of any accounts which were closed between the date of the original Schedule 1.2 and Supplemental Schedule 1.2. A Post-closing Schedule
1.2 covering the Gap Period shall be delivered by Seller to Purchaser within ten
(10) days of the Closing Date. Any adjustment to the Purchase Price (as defined in Paragraph 1.6) based upon a difference between the Supplemental Schedule 1.2 and the Post-Closing Schedule 1.2 shall be paid by a party to the other party within five (5) business days following delivery of the Post-Closing Schedule
1.2 to Purchaser. The form and substance of the statements referenced in this paragraph shall be to the reasonable satisfaction of Purchaser and shall include such information as necessary to identify the ownership and total liability of such Accounts. For the purposes of this Agreement any interest accrued on the Transferred Accounts by Seller, but not due for payment as of the Closing Date, shall be transferred to Purchaser in current funds pursuant to Paragraph 1.4 hereof, and Purchaser shall thereupon assume the liability therefor.

         1.3 TRANSFER. Purchaser shall assume the liability for and thereafter discharge, pay in full and perform all of Seller's obligations and duties related to such Transferred Accounts as of the Closing Date subject to the terms and conditions of this Agreement. Purchaser and Seller hereby agree that performance of this Agreement shall be subject to receipt of all necessary regulatory approvals as set forth in this Agreement.

         1.4 ASSUMPTION OF LIABILITY ON TRANSFERRED ACCOUNTS. Purchaser will receive, for the assumption of liability on the Transferred Accounts (including interest previously credited in accordance with the terms of the account and interest accrued to the Closing Date), a cash payment at Closing equal to the aggregate account balances of the Transferred Accounts and all interest accrued on the Transferred Accounts but not due for payment or credited to the account as of the Closing Date.

         1.5 ACCOUNT HOLDERS. Each holder of a Transferred Account of Seller shall, after the close of business on the Closing Date, automatically become a holder of an Account in Purchaser, in a dollar amount equal to the withdraw able value of the Account, Purchaser having assumed the liability for the Transferred Accounts subject to the indemnification provisions contained herein and the existing rights, delegations, assignments, appointments, powers of appointment and privileges of the Account holders. Thereafter, each such account holder shall be entitled to all of the rights and privileges of an account holder of Purchaser, as prescribed by its Articles of Incorporation, Bylaws and account rules and, when appropriate, be issued proper account documentation evidencing such account in Purchaser. Purchaser shall continue to recognize the terms and maturities of all of the transferred accounts as of the Closing Date until the originally stated maturity date. Thereafter, such accounts shall be renewed upon the terms of Purchaser for similar accounts. Purchaser shall be responsible for all regulatory filings and for the issuance of Forms 1098 and 1099 for all periods ending after the Closing Date. Seller shall be responsible for all regulatory filings and for the issuance of forms 1098 and 1099 for all periods prior to the Closing Date.

         1.6 CONSIDERATION FOR TRANSFERRED ACCOUNTS. For and in consideration of the transfer by Seller to Purchaser of the aggregate account balance of and the accrued interest on the Transferred Accounts, Purchaser agrees to pay to Seller on the Closing Date, a purchase price (the "Purchase Price" or "Deposit Premium") equal to eight and thirty-five one hundredths percent (8.35%) on the aggregate account balance of the core deposit Transferred Accounts with a MAXIMUM DEPOSIT PREMIUM OF $700,000 TO BE PAID ON THE DEPOSITS OF THE BRANCH AND NO DEPOSIT PREMIUM TO BE PAID ON ANY PUBLIC FUNDS. The Purchase Price may be adjusted in accordance with the provisions of Paragraph 1.2 hereof.

         1.7 ACQUISITION OF FURNITURE, FIXTURES AND EQUIPMENT. Schedule 1.7, attached hereto and specifically incorporated herein by this reference is a preliminary schedule of the Assets presently located at the Branch Office, along with said assets net book value as of July 31, 2000, which Seller agrees to transfer to Purchaser at Closing for a price equal to the net book value thereof as of the Closing Date. A final listing of specific items included in the Assets and their then current net book value will be provided to Purchaser prior to the Closing. Seller shall transfer its ownership of such Assets to Purchaser by a duly authorized Bill of Sale. Such sale shall be "as is", and Seller makes no warranties whatsoever except those set forth herein at

Paragraph 2.14.

         1.8 ASSIGNMENT OF LEASE. Seller agrees to assign to Purchaser, and Purchaser agrees to assume, all of Seller's rights and obligations under that certain Lease Agreement dated June 29, 1999 by and between DEARBORN STATION ASSOCIATES II ("DSA II") as Lessor and Seller as Lessee (the "Lease") as amended, a copy of which Lease is attached hereto as Schedule 1.8. The parties understand that such assignment is subject to the consent of DSA II, and the parties agree to fully cooperate with each other and with DSA II in order to obtain such consent. Purchaser agrees to fully and timely perform the obligations under the Lease and to indemnify and hold Seller harmless from any obligations or liabilities arising out of the Lease or the Leased Premises (as defined in the Lease) which accrued after the Closing. Seller shall pay all Lease obligations to the Closing Date, and shall be entitled to credit at Closing for prepaid rent and for its security deposit. Notwithstanding anything contained herein to the contrary, Purchaser's performance of its obligations hereunder is specifically conditioned on its ability to procure an assignment of the Lease under the same terms and conditions as are currently contained therein.

         1.9 ASSIGNMENT OF CONTRACTS. Seller agrees to assign to Purchaser, and Purchaser agrees to assume, subject to the terms hereof, all of Seller's rights and obligations under the Contracts set forth in Schedule 1.9 (collectively, the "Contracts"). Purchaser agrees to fully and timely perform the obligations under such Contracts and to indemnify and hold Seller harmless from any obligations or liabilities arising out of such Contracts which accrue after Closing. Seller shall pay all obligations under such Contracts to the date of Closing, and shall be entitled to credit at Closing for prepaid expenses in connection with the Contracts.

         1.10 MISCELLANEOUS. Notwithstanding anything herein which may be construed to the contrary, it is understood between the parties that any and all agreements, licenses and rights between Seller and the National Basketball Association, the Chicago Bulls and/or the United Center, of Chicago, Illinois, and any and all rights and obligations emanating therefrom, shall be the sole property and responsibility of Seller. Seller and Purchaser acknowledge and agree that the Goldtimers Club program maintained by Seller shall be included in the Transferred Assets.


                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser the following statements of Essential Facts, which are true and correct on the date of this Agreement and which shall be true and correct on the Closing Date, and of each of which shall constitute a condition precedent to Purchaser's obligations hereunder:

         2.1 ORGANIZATION AND STANDING. Seller is a capital stock savings bank duly organized and validly existing and in good standing under the laws of the United States of America, and it has all corporate powers and certificates of authority, licenses, permits and other documentation to own its property and to carry on its business as it is now being conducted. The deposit accounts of Seller, to the extent insurable, are insured by the FDIC Savings Association Insurance Fund ("SAIF").

         2.2 AUTHORITY. Seller has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated to be carried out by it. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

         2.3 NO MATERIAL CHANGE AFTER AGREEMENT. Until the transaction is effective, Seller will conduct its operations related to the Branch Office and to the Transferred Accounts hereunder in accordance with all applicable laws, regulations, orders of regulatory authorities and in accordance with sound business and past practices. Furthermore, between the date hereof and the Closing provided for herein, unless otherwise agreed in writing, Seller shall use its best efforts to maintain and preserve its business organization intact, and to maintain its relationships and goodwill with the account holders, employees and others having business relationships related to the Branch Office and to the Accounts and the Assets which are the subject of this Agreement. Seller will neither enter into nor materially amend any agreements related to the operation of the Branch Office and will not offer a premium rate of interest or increase its current deposit rates of interest to attract or maintain deposits without the prior written consent of Purchaser, which consent may be withheld by Purchaser in its sole discretion, nor artificially inflate the aggregate account balances of the Transferred Accounts prior to Closing. Notwithstanding anything contained herein to the contrary, Seller shall provide Purchaser, on a weekly basis, with a report detailing new and renewed interest bearing deposit accounts. Seller shall not invest in any Assets for the Branch Office, except for replacements of furniture, furnishings and equipment and normal maintenance made in the ordinary course of Branch Office business. Notwithstanding the foregoing, Seller shall not make any expenditures in excess of $10,000 for purchase or replacement of said assets without the written consent of Purchaser, which consent shall not be unreasonably withheld. Seller will not hire (other than to replace a departing employee and/or bring the number of employees at the Branch Office to a normal staffing level), transfer, reassign or terminate any employee of the Branch Office, increase the compensation of any employee of the Branch Office, or promote any of the employees of the Branch Office except pursuant to and consistent with Seller's customary policies and procedures.

         2.4 STANDSTILL. Seller will not, directly or indirectly, make, encourage, facilitate, solicit, assist or initiate any inquiry, proposal or offer to or by, or provide any information to or participate in any negotiations with any other party related to a liquidation, consolidation, sale, purchase or assumption related to the Branch Office or the Assets or the Accounts, participate in any discussions or negotiations regarding the same, furnish any information with respect to the same, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing, or make any agreement with respect to or engage in any of the foregoing anytime prior to December 31, 2000, unless this Agreement is terminated prior to December 31, 2000.

         2.5 LITIGATION. There are no claims, demands, orders, actions, suits, proceedings or other litigation (nor does Seller know of any investigation preliminary thereto) of any nature pending or to the knowledge of Seller threatened against Seller, related to the Accounts, the Assets or the Branch Office, at law or in equity, before or by any Federal, State, municipal or other court, governmental department, commission, board, bureau, agency or instrumentality; there is no default existing or penalty incurred under any agreement or obligation of or binding upon Seller nor is Seller aware of any facts that could reasonably afford a basis for a cause of action against Seller.

         2.6 BROKERS. Other than Keefe, Bruyette & Woods, Inc. ("KBW"), whose fees incurred as a result of this transaction shall be borne exclusively by Seller, neither Seller nor any of its respective officers or directors has retained or otherwise engaged or employed any broker, finder, or any other such person or paid or agreed to pay any fee or commission to any agent, broker, finder or other such person for or on account of this Agreement or the transactions contemplated hereby.

         2.7 ACCURACY OF STATEMENTS. Neither this Agreement nor any Schedule hereto, statement, list, certificate or other information furnished or to be furnished in writing by Seller to Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, taken as a whole with all other such statements, lists, certificates or other information furnished above in light of the circumstances in which they are made, not misleading.

         2.8 NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to: any provision or restriction of any charter, bylaw, loan or indenture of Seller or any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance or regulation or any other restriction of any kind or character to which any assets or properties of Seller are subject or by which Seller is bound.

         2.9 DISASTER PROVISION. The business and properties of the Branch Office shall not have been adversely affected in any material way as a result of any act of God, fire, flood, disturbance, or similar calamity.

         2.10 MATERIAL CONTRACTS. Set forth in Schedule 1.9 is a listing and description of all Contracts (whether written or oral) under which Seller is obligated that relate to the Branch Office, and copies of such Contracts are attached thereto.

         2.11 NO DEFAULTS. The Lease and the Contract set forth in Schedule 1.8 and 1.9 are valid and in full force and effect. Seller has fulfilled and taken all action reasonably necessary to enable it to fulfill when due all material obligations under the Contracts; and there are no material defaults and no events have occurred that, with the lapse of time or election of any other party, will become material defaults by it under any of the Contracts.

         2.12 ENVIRONMENTAL. To the best knowledge of Seller, the Branch Office is not contaminated with any wastes or Hazardous Substances. "Hazardous Substances" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any such substance as a component. "Hazardous Substances" include without limitation petroleum or any derivative or byproduct thereof, asbestos radioactive material and poly-chlorinated bi-phenyls.

         2.13 SELLER'S BOARD OF DIRECTORS APPROVAL. Marked Schedule 2.13 attached hereto and specifically incorporated herein by this reference is a certified copy of its Board of Directors' Resolution approving this transaction.

         2.14 TITLE TO ASSETS. Seller has good and marketable title to the Assets, free and clear of all liens, security interests, encumbrances or restrictions on transfer.

         2.15 DAMAGE TO ASSETS OR BRANCH OFFICE. There has been no damage, destruction or loss (whether or not covered by insurance) to any of the Assets set forth on Schedule 1.7 or the Branch Office.

         2.16 CONDEMNATION. There are no pending or threatened condemnation proceedings, suits or administrative actions relating to the Branch Office or other matters materially and adversely affecting the current use, occupancy or value thereof.

         2.17 EMPLOYMENT. There are no employment agreements or collective bargaining agreements that are binding upon Purchaser, nor any benefit packages or benefits under which Purchaser will be obligated to any of the employees of the Branch Office whether or not Purchaser hires any such employees of the Branch Office.

         2.18 TAXES. All taxes owed by Seller relating to the Branch Office, the Accounts and the Assets have been paid.

         2.19 LEASE. The Lease is legal, valid, binding, enforceable, and in full force and effect and will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby. No party to the Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder. There are no disputes, oral agreements or forbearance programs in effect as to the Lease. Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold. There are no subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the Branch Office, except as set forth in
Schedule 2.19.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser represents and warrants to Seller the following statements of Essential Facts, which are true and correct on the date of this Agreement and which shall be true and correct on the Closing Date, and of each of which shall constitute a condition precedent to Seller's obligations hereunder:

         3.1 ORGANIZATION AND STANDING. Purchaser is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and it has all corporate powers and certificates of authority, licenses, permits and other documentation to own its property and to carry on its business as it is now being conducted. The deposit Accounts of Purchaser, to the extent insurable, are insured by the FDIC.

         3.2 AUTHORITY. Purchaser has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated to be carried out by it. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation or Purchaser, enforceable in accordance with its terms.

         3.3 PURCHASER'S BOARD OF DIRECTORS APPROVAL. Marked Schedule 3.3, attached hereto and specifically incorporated herein by this reference is a certified copy of its Board of Directors" Resolution approving this transaction.

         3.4 BROKERS. Neither Purchaser nor any of its officers or directors has retained or otherwise engaged or employed any broker, finder or any other person or paid or agreed to pay any fee or commission to any agent, broker, finder or other such person on account of this Agreement or the transaction contemplated hereby.

         3.5 REGULATORY APPLICATIONS. Purchaser shall prepare and submit for filing, at no expense to Seller, any and all applications, filings, and registrations with, and notifications to, all federal and state authorities required on the part of Purchaser or any shareholder or affiliate of Purchaser for the Acquisition to be consummated at the Closing as contemplated in ARTICLE VI herein and for Purchaser to operate the Branch Office following the Closing. Purchaser shall provide Seller with evidence to Seller's and Seller's counsel's reasonable satisfaction of the filing of all such applications, filings and registrations, all of which shall be made within sixty (60) days from the date of this Agreement. Thereafter, Purchaser shall pursue all such applications, filings, registrations, and notifications diligently and in good faith, and shall file such supplements, amendments, and additional information in connection therewith as may be reasonably necessary for the transactions contemplated hereby to be consummated at such Closing and for Purchaser to operate the Branch Office following the Closing. Purchaser shall deliver to Seller evidence of the filing of each and all of such applications, filings, registrations and notifications (except for any confidential portions thereof), and any supplement, amendment or item of additional information in connection therewith (except for any confidential portions thereof). Purchaser shall also deliver to Seller a copy of each material notice, order, opinion and other item of correspondence received by Purchaser from such federal and state authorities (except for any confidential portions thereof) and shall advise Seller at Seller's request, of developments and progress with respect to such matters.


                                   ARTICLE IV
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.

         Unless the conditions are waived by Purchaser, all obligations of Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         4.1 OPINION OF COUNSEL TO SELLER. Seller shall have delivered to Purchaser an opinion, dated as of the Closing, of Kemp & Grzelakowski, Ltd., counsel for Seller, as to the validity of the transaction, and such other matters as Purchaser may reasonably request. Such opinion shall be in form and substance satisfactory to Purchaser and its counsel.

         4.2  Intentionally Deleted.

         4.3 REGULATORY APPROVALS. Purchaser and Seller shall have obtained and received all necessary consents and approvals of all regulatory agencies and other authorities having jurisdiction over this transaction necessary to complete the transactions contemplated by this Agreement upon such terms and conditions, if any, as are satisfactory to Purchaser in its reasonable judgment, all waiting periods shall have expired, and there shall have been no motion for rehearing or appeal from such approval or commencement of any suit or action by any governmental authority seeking to enjoin the transaction provided herein or to obtain other relief with respect thereto.

         4.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in the exhibits hereto delivered by Seller or on its behalf to Purchaser pursuant to this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made on the Closing Date and shall survive the Closing as defined at Paragraph 6.1 hereof.

         4.5 PERFORMANCE OF AGREEMENTS. Seller shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing.

         4.6 CORPORATE APPROVALS. All necessary corporate action on the part of the directors of Seller adopting and approving this Agreement and approving the transactions contemplated hereby shall have been taken.

         4.7  CONSENT OF OTHER PERSONS.

              (i) Purchaser and Seller shall have received the consent of On-Line Financial Services, Inc. ("OLFSI"), Seller's data processor, to the conversion by Purchaser of the Transferred Accounts to Flserv CIR, Inc. (hereinafter referred to as "Purchaser DP") (the "Data Processing Conversion"). The Data Processing Conversion shall be completed within one hundred and eighty
(180) days after the Closing Date. OLFSI shall covenant and consent to provide Purchaser and/or Purchaser DP all system documentation, file layouts and files on tape in a form acceptable to Purchaser DP within sixty (60) days prior to the Closing Date and provide any and all additional information and assistance to Purchaser and/or Purchaser DP as are reasonable and customary in conversions of the kind contemplated by this Agreement. All costs and fees customarily assessed by OLFSI to Seller for such data processing services in connection with the Data Processing Conversion shall be paid by Seller. Purchaser shall pay all costs and fees assessed by Purchaser's DP for the Data Processing Conversion. In the event that reports or services are required by Purchaser and/or Purchaser's DP from OLFSI in order to complete the conversion, which are not customarily assessed by OLFSI to Seller, the cost of said reports or services shall be paid by Purchaser or its affiliates, up to a maximum of $35,000 for the three branches being purchased by Purchaser or its affiliates from Seller, and any amount in excess of $35,000 shall be paid one-half by Purchaser and one-half by Seller.

              (ii) To the extent that any other material lease, contract or Agreement to which Seller is a party and which is related to the terms of this Agreement shall require the consent of any other person to the transactions contemplated herein, such consent shall have been obtained by the Closing Date; provided, however, that Seller shall not make as a condition for the obtaining of any such consent, any agreements or undertakings not approved by Purchaser.

         4.8 LITIGATION. No suit, action or proceeding by any governmental agency shall have been instituted or threatened seeking to (i) enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement which would in the reasonable judgment of Purchaser make it inadvisable to consummate such transactions, or to (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) that would affect adversely the right of Purchaser to operate the Branch Office as a Branch Office of Purchaser; and no court order shall have been entered in any action or proceeding instituted by any other person which enjoins, restrains or prohibits this Agreement or consummation of the transactions contemplated by this Agreement. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by a governmental entity, which prohibits, restricts or makes illegal consummation of the transactions contemplated hereby.

         4.9 PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Seller and all instruments executed and delivered by Seller on or prior to the close of business on the Closing Date, in connection with the transactions herein contemplated shall be reasonably satisfactory in form and substance to Purchaser and its counsel.

         4.10 NO ADVERSE CHANGES. Between the date of this Agreement and the Closing Date, the business of the Branch Office shall be conducted in the ordinary course, consistent in all material respects with prudent banking practices; there shall not have occurred any material adverse change or any condition, event, circumstance, fact or occurrence that may be expected to result in a material adverse change in the business of the Branch Office; and the business and properties of the Branch Office shall be kept substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, customers and employees.

         4.11 DUE DILIGENCE. Commencing within ten (10) business days after the date of this Agreement, Purchaser shall commence a not greater than ten (10) business day due diligence examination of the Branch Office, including the Assets, Accounts, and all other contracts, agreements and/or documents related to the transactions contemplated by this Agreement (the "Initial Investigation") and if Purchaser decides not to proceed with the transaction contemplated by this Agreement as a result of such investigation, Purchaser shall so advise Seller in writing within such ten (10) day period. Purchaser's failure to notify Seller as aforesaid shall constitute satisfaction with the condition of the Transferred Assets. Seller shall provide Purchaser full cooperation, disclosure and complete access to all aspects of the Branch Office, including, but not limited to all books, records, contracts, commitments, correspondence, accounts, reports, properties and assets and with the full and complete cooperation of Seller, its officers, directors, agents and representatives at the Branch Office. Commencing five (5) business days prior to Closing, Purchaser shall commence a three (3)-business day due diligence examination (the "Subsequent Investigation") consistent with the Initial Investigation. The due diligence examinations contemplated hereby shall be conducted at the sole discretion of Purchaser and Purchaser's right to terminate this Agreement as a result of the Subsequent Investigation shall be based strictly upon the existence of a material adverse change affecting the Transferred Assets which Seller cannot or will not cure within a reasonable period of time. No investigation by Purchaser shall affect the representations and warranties of Seller set forth herein.

         4.12 OLFSI AGREEMENT. OLFSI and Purchaser shall have agreed to the fees and expenses to be charged by OLFSI to Purchaser for data processing services to be provided by OLFSI to Purchaser (other than conversion fees) following the Closing and until completion of the Data Processing Conversion set forth in Paragraph 4.7(i), provided that Purchaser shall agree to OLFSI's fees and expenses so long as the same are reasonable and are acceptable to Purchaser. OLFSI shall agree to provide Purchaser and Purchaser DP separate financial information and data relative to the Branch Office, including but not limited to (to the extent available) separate general ledger and trial balance reports together with all other daily reporting to the Branch Office as reasonably requested by Purchaser and/or Purchaser DP until the completion of the Data Processing Conversion as more fully described in Paragraph 4.7(i). Seller and OLFSI shall covenant to cooperate with Purchaser and Purchaser DP in all matters during the account transition period and the Data Processing Conversion process.

         4.13 CLOSING CERTIFICATE. Purchaser shall have received a certificate signed by the President or another duly authorized officer of Seller and dated as of the Closing Date, certifying in such detail as Purchaser may reasonably request as to the fulfillment of the conditions to the obligations of Seller as set forth in this Agreement.

         4.14 Intentionally Deleted.


                                    ARTICLE V
                  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

         Unless the conditions are waived by Seller, all obligations of Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         5.1 OPINION OF COUNSEL TO PURCHASER. Purchaser shall have delivered to Seller an opinion, dated as of the Closing, of Martin & Karcazes, Ltd., counsel for Purchaser, as to the validity of the transaction, and such other matters as Seller may reasonably request. Such opinion shall be in form and substance satisfactory to Seller and its counsel.

         5.2 REGULATORY APPROVALS. Purchaser and Seller shall have obtained and received all necessary consents and approvals of all regulatory agencies and other authorities having jurisdiction over this transaction necessary to complete the transactions contemplated by this Agreement.

         5.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein by Purchaser pursuant to this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct at the Closing as though made on the Closing Date and shall survive the Closing as defined at Paragraph 6.1 of this Agreement.

         5.4 PERFORMANCE OF AGREEMENTS. Purchaser shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing.

         5.5 CORPORATE APPROVALS. All other corporate action on the part of the directors of Purchaser adopting and approving this Agreement and approving the transactions contemplated hereby shall have been taken.

         5.6 CONSENT OF OTHER PERSONS. Seller and Purchaser shall have received the consent of DSA II to the assignment of the Lease.

         5.7 LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened which would enjoin, restrain or prohibit the consummation of the transaction contemplated by this Agreement which would in the reasonable judgment of Seller make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other person which enjoins or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

         5.8 PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Purchaser and all instruments executed and delivered by Purchaser on or prior to the close of business on the Closing Date, in connection with the transactions herein contemplated, shall be reasonably satisfactory in form and substance to Seller and its counsel.

         5.9 CLOSING CERTIFICATE. Seller shall have received a certificate signed by the President or another duly authorized officer of Purchaser and dated as of the Closing Date, certifying in such detail as Seller may reasonably request as to the fulfillment of the conditions to the obligations of Purchaser as set forth in this Agreement.


                                   ARTICLE VI
                   THE CLOSING, EFFECTIVE AND TRANSFER DATES.

         6.1 CLOSING DATE. The Closing of this transaction shall be after the close of business on November 17, 2000 at the Branch Office or such other location as shall be mutually agreed by the parties. Either Purchaser or Seller shall be entitled to extend the Closing Date for up to forty-five ( 45) days to a mutually agreeable date if the requesting party notifies the other party in writing on or before October 17, 2000. Further, in the event that all the necessary regulatory approvals have not been received thirty (30) days prior to November 17, 2000, Closing will take place as soon as practical but not later than thirty (30) days after receipt of all regulatory approvals and the expiration of all notice periods. Whenever the term "Closing" or "Closing Date" or similar term is used in this Agreement, it shall be deemed to be a reference thereto. Seller shall advise Purchaser of the exact time and location of the Closing in accordance with the foregoing.

         6.2  Intentionally Deleted.

         6.3 TRANSFER DATE. The Transfer Date shall be the first business day (excluding Saturday and Sunday) following the Closing Date. At noon or earlier on the Transfer Date, Seller shall pay to Purchaser, by wire transfer or by transfer of immediately available funds, the net amount calculated pursuant to Paragraphs 1.4, 1.6, 1.7, 1.8 and 6.4 hereof, as of Seller's close of business on the Closing Date.

         6.4 PRORATIONS. All prorations, including but not limited to SAIF premiums with respect to the Transferred Accounts, Lease obligations, prepaid expenses recorded on the books of Seller incurred in the ordinary course of Branch Office business, and utilities, shall be prorated as of the Closing, unless otherwise set forth in this Agreement or otherwise agreed by the parties. Purchaser shall be solely responsible for any fees, charges or assessments imposed by the FDIC as a result of the transfer of the Transferral Accounts from SAIF to the Bank Insurance Fund ("BIF").

         6.5 SELLER'S ACTIONS AT CLOSING. At the Closing Seller shall, with respect to the

Branch Office:

              (a) deliver to Purchaser at the Branch Office such of the Assets purchased hereunder as shall be capable of physical delivery;

              (b) execute, acknowledge and deliver to Purchaser all assignments, bills of sale, and other instruments of conveyance, assignment, and transfer as shall reasonably be necessary or advisable to consummate the sale, assignment, and transfer of the Assets sold or assigned to Purchaser; the originals of all blueprints, construction plans and specifications, which are now in Seller's possession or which Seller has reasonable access to; and such other documents or instruments as may be reasonably required by Purchaser, required by other provisions of this Agreement, or reasonably necessary to effectuate the Closing;

              (c) execute, acknowledge and deliver to Purchaser a duly executed and recordable assignment to Purchaser of the Lease and a consent to assignment from WHITMAN of the Lease all in a form reasonably satisfactory to Purchaser;

              (d) assign, transfer, and make available to Purchaser such of the following records as exist and are available and maintained at the Branch Office (in whatever form or medium then maintained by Seller) pertaining to the Accounts including but not limited to:

                  (i)  signature cards and IRA plan and account documents; and

                  (ii) other orders, contracts, and agreements between Seller and depositors of the Branch Office and records of similar character including without limitation, data processing media, account histories and fiche records (upon Purchaser's request, reasonably made, Seller will provide reasonable assistance to Purchaser in locating the information described in this sub-paragraph (ii)); and

                  (iii) a trial balance listing of records of Accounts.

              (e) execute, acknowledge and deliver to Purchaser all Certificates and other documents required to be delivered to Purchaser by Seller at the Closing pursuant to the terms of this Agreement; and

              (f) assign Purchaser all Seller's rights in and to the Contracts which are assignable.

         6.6 PURCHASER'S ACTIONS AT THE CLOSING. At the Closing (unless another time is specifically stated in ARTICLE VI hereof), Purchaser shall, with respect to the Branch Office:

              (a) execute, acknowledge, and deliver to Seller, to evidence the assumption of the liabilities and obligations of Seller by Purchaser hereunder, an instrument of assumption in a form reasonably satisfactory to Seller, and Seller shall then accept, execute, and acknowledge such instrument. Copies of such instrument may be recorded in the public records at the option of either party hereto. The execution and acknowledgment of such instrument shall not be deemed to be a waiver of any rights or obligations of any party to this Agreement;

              (b) receive, accept and acknowledge delivery of all Assets, and all records and documentation relating thereto, sold, assigned, transferred, conveyed or delivered to Purchaser by Seller hereunder;

              (c) execute and deliver to Seller such written receipts for the Assets, properties, records, and other materials assigned, transferred, conveyed, or delivered to Purchaser hereunder as Seller may reasonably have requested at or before the Closing;

              (d) execute, acknowledge and deliver to Seller all Certificates and other documents required to be delivered to Seller by Purchaser at the Closing pursuant to the terms hereof; and

              (e) execute, acknowledge and deliver to Seller an agreement wherein Purchaser assumes obligations with respect to the Lease and Contracts and the IRA's for all periods following the Closing Date with respect thereto.


                                   ARTICLE VII

                    ACTIONS RESPECTING EMPLOYEES AND PENSIONS
                           AND EMPLOYEE BENEFIT PLANS.

         7.1  EMPLOYMENT OF EMPLOYEES.

              (a) Purchaser shall extend offers of employment, as of the Closing Date, to such employees of the Branch Office listed in Schedule 7.1(a) attached hereto and incorporated herein, which schedule shall include the names of each employee, their date of employment, salary, type of health plan coverage, including single or family coverage, number of dependents and portion of premium paid by employee, and any applicable severance plan as may be employed by Seller at the Branch Office as of the Closing Date (including, without limitation, those employees who on the Closing Date are on family and medical leave, military leave, or personal or pregnancy leave and who elect to return to work not later than one (1) year following the Closing Date; individually and collectively the "Leave Employees" herein) for positions entailing responsibilities in effect at Seller as of the Closing Date, and for a base salary not less than that paid by Seller as of the Closing Date. Employees accepting employment with Purchaser, including but not limited to the Leave Employees, are referred to herein individually and collectively as the "Transferred Employees." In the event that Purchaser shall transfer (except in a comparable position and for comparable compensation to an office not more than 35 miles from the Branch Office at which the Transferred Employee is employed as of the Closing Date, or at the request of the Transferred Employee), terminate employment of, or reduce the base salary of, a Transferred Employee (the "Terminated Employee") between the Closing Date and the date which is one (1) year from the Closing Date, other than for cause, Purchaser shall pay to the Terminated Employee a sum equal to the greater of that which the Terminated Employee would have received on the date of such transfer, termination, or reduction in salary under the severance plan of Seller applicable to the Terminated Employee as of the date hereof and set forth in
Schedule 7.1 or the severance plan of Purchaser otherwise applicable to the Terminated Employee as of the date of such transfer, termination, or reduction in base salary. Such payment shall be due and owing the Terminated Employee on the date of such transfer, termination, or reduction in salary. Nothing contained in this Agreement shall restrict or prohibit Purchaser and any Transferred Employee from entering into an agreement satisfactory to both Purchaser and the Transferred Employee providing for resolution of matters set forth in this section.

              (b) Seller will cooperate with Purchaser, to the extent reasonably requested and legally permissible, to provide Purchaser with information about the employees of the Branch Office including, without limitation, providing Purchaser with the personnel files of those employees of the Branch Office who provide Seller with their written consent thereto, and a means to meet with the subject employees. Purchaser hereby agrees to indemnify and to hold Seller and its affiliates and its and their officers, directors, agents, and employees harmless from and against any and all liability, loss, cost, and expense, however arising, as a result of release of information and/or files concerning the referenced employees.

         7.2 TERMS AND CONDITIONS OF EMPLOYMENT. Except as otherwise provided explicitly in this Agreement, the terms of employment for each Transferred Employee shall be determined solely by Purchaser's policies, procedures, and programs; provided, however, that Purchaser agrees that each Transferred Employee shall be provided employment subject to the following terms and conditions:

              (a) Base salary shall be at least equivalent to the rate of base salary paid by Seller to such Transferred Employee as of the close of business on the day prior to the Closing Date.

              (b) Except as otherwise specifically provided herein, Transferred Employees shall be provided employee benefits that are no less favorable in the aggregate than those provided to similarly situated employees of Purchaser. Purchaser shall provide such Transferred Employees with credit for the Transferred Employee's period of service with Seller (including any service credited from predecessors by merger or acquisition to Seller) towards the calculation of eligibility and vesting for such purposes as vacation, sick days, personal days, severance and other benefits, and participation and vesting in Purchaser's qualified pension and/or profit sharing 401 (k) plans, as such plans may exist (but not for purposes of funding of accrued pension or profit sharing plans for such Transferred Employees with respect to any period prior to the Closing Date).

              (c) Each Transferred Employee currently participating in Seller's medical, dental, health, health or other welfare plan, shall be eligible to participate in the medical, dental, or other welfare plans of Purchaser, as such plans may exist, on and after the Closing Date, and any pre-existing conditions provisions of such plans shall be waived with respect to any such Transferred Employees.

              (d) With respect to any Transferred Employee who is also a Leave Employee, upon conclusion of his or her short-term disability or temporary leave of absence, subject to the terms and conditions of the Purchaser's plans and policies and applicable law, each Transferred Employee on such leave shall receive the salary and vacation benefits in effect when he or she went on leave, shall otherwise be treated as a Transferred Employee, and, to the extent practicable, shall be offered by the Purchaser the same or a substantially equivalent position to his or her position with Seller prior to having gone on leave.

              (e) Except as provided herein, Seller shall pay, discharge, and be responsible for (i) all salary and wages arising out of employment of the Transferred Employees through the Closing Date, and (ii) any employee benefits arising under Seller's employee benefit plans and employee programs prior to the Closing Date (but not including sick days and personal days accrued but unused by the Transferred Employee through the Closing Date and medical benefits, if any, to Transferred Employees who retire after the Closing Date), including benefits with respect to claims incurred prior to the Closing Date but reported after the Closing Date and benefits inuring to Leave Employees prior to any election by such Leave Employees to return to work with Purchaser. From and after the Closing Date, Purchaser shall pay, discharge, and be responsible for all salary, wages, and benefits arising out of or relating to the employment of the Transferred Employees by Purchaser from and after the Closing Date, including, without limitation, all claims for welfare benefits plans incurred on or after the Closing Date. Claims are incurred as of the date services are provided notwithstanding when the injury or illness may have occurred. To the extent permitted under Purchaser's applicable 401 (k) plan, Seller and Purchaser shall cooperate in arranging for the transfer to Purchaser's 401 (k) plan, as soon as practicable after the Closing Date and in a manner that satisfies sections 414(1) and 411 (d)(6) of the Internal Revenue Code, as amended, of those accounts held under Seller's 401 (k) plan on behalf of Transferred Employees.

         7.3 COMPLIANCE WITH LAW. Purchaser agrees that it shall comply with any and all applicable requirements, if any, under the Worker Adjustment and Retraining Notification Act in connection with the transaction contemplated by this Agreement. Purchaser hereby agrees to indemnify and to hold Seller and its affiliates and its and their officers, directors, agents, and employees harmless from and against any and all liability, loss, cost, and expense, however arising, as a result of the failure of Purchaser to comply with its obligations as set forth in this section.

         7.4 ACTIONS TO BE TAKEN BY SELLER. Seller covenants to Purchaser that it will do or cause the following to occur:

         (a) COVENANT NOT TO COMPETE. Seller [and John G. Yedinak, individually] shall not, directly or indirectly, by or through any of its directors, officers, employees, agents or subsidiaries, solicit deposits, market any of its financial services (except for the existing mortgage and mortgage purchase and repurchase business it currently operates under the name of "Margo Financial Services", hereinafter "Margo") or engage in any retail banking or provide financial services that are in direct competition with the business of Purchaser, for a period of five (5) years within the Market Area of the Branch whose business is being transferred under this Agreement [Market Area being defined for the purposes of this Agreement to be within a radius of ten (10) miles from 47 West Polk

Street, Chicago, Illinois]; Notwithstanding the foregoing it is understood and agreed that Seller shall change its name to "Umbrellabank" or "Umbrellabank.com" or such other name which is not similar to "Argo" as soon after the Closing of this transaction as the required regulatory approvals for such a name change can be secured [Seller shall apply for said approval(s) within thirty (30) days after the closing and provide Purchaser with evidence of said application] and to continue to provide banking and related services outside of the Market Area and conduct an electronic banking business under the name of "Umbrellabank.com" both within and outside of the Market Area and that said electronic banking business shall be exempt from the provisions of this Covenant not to Compete PROVIDED that the marketing of Seller's other branch locations and Umbrellabank.com's services shall not be specifically targeted to the Market Area or the customers of Seller whose accounts are being transferred to Purchaser under this Agreement and that the name of "Argo Federal Savings Bank" is not used in connection with any marketing of Umbrellabank.com's or Seller's services in the Market Area during the term of this Covenant not to Compete (except to the extent that banking regulations require the screen on Seller's Automated Teller machines ("ATMs") to identify Umbrellabank as a "division of Argo Federal Savings Bank" or to otherwise comply with banking regulations).

         Notwithstanding the provisions contained herein to the contrary, it is understood that Seller shall continue to operate its existing branches located at 14076 Lincoln Avenue, Dolton, Illinois, 2154 West Madison Street, Chicago, Illinois [as well as 7600 West 63rd Street, Summit, Illinois and 8627 S. Roberts Road, Bridgeview, Illinois to the extent that said branches are not sold to an affiliate of Purchaser] and at a site to be located within a one (1) mile radius of the intersection of Chicago Avenue and Halsted Street in Chicago, Illinois or any other location outside the Market Area, under its existing name until the name change referred to hereinabove shall be approved (and thereafter under its name as so changed) and that the continued operation of said branches by Seller shall not constitute a breach of the Covenant not to Compete provided that the services of said branches shall not be specifically targeted to the customers of Seller whose accounts are being transferred to Purchaser under this Agreement and that the marketing of the branch at 2154 West Madison Street and the branch at a location within a one mile radius of Chicago Avenue and Halsted Street, will be limited to window signs and the monthly Near West Side gazette and program books and ad books, said marketing not to be greater than the average of such marketing at the branch at 2154 West Madison Street during the three month period immediately prior to the date of this Agreement. In addition, it is agreed that Seller may maintain its corporate offices and the office of "Margo" at their present location at 5818 Archer Road, Summit, Illinois subject to the restrictions contained in this Covenant not to Compete.

         It is further agreed that in the event that Seller, or any entity in which John G. Yedinak (hereinafter "Yedinak") is an officer, director or employee, shall seek to acquire any financial institution which is located outside of the Market Area during the term of this Covenant not to Compete, but which institution has a branch located within the Market Area, Purchaser shall have a right of first refusal with respect to any such branch(es) as may be located within the Market Area, to be exercised by Purchaser in writing within thirty (30) days after receiving written notice from Seller and/or Yedinak, which notice shall contain all of the terms and conditions of said proposed acquisition and the usual and customary information and opportunity required by a Purchaser to conduct due diligence.

         (b) ENFORCEABILITY. The parties believe that the restrictive covenants contained in this paragraph are reasonable. However, if any court of competent jurisdiction subsequently holds these restrictions to be unreasonable, whether as to scope, territory, or period of time specified herein, such scope, territory, or period of time shall be deemed to be that which the court shall declare or deem to be reasonable.

         (c) INJUNCTIVE RELIEF. Seller recognizes that Purchaser may suffer irreparable damage if the terms of this restrictive covenant are violated, and that it will be difficult, if not impossible, to compute Purchaser's actual damages resulting from such unauthorized competition. The parties therefore agree that Purchaser may apply to a court of competent jurisdiction to enjoin any threatened or actual breach of the covenants contained herein, and that the prevailing party in any ensuing action shall be entitled to recover its reasonable expenses, including court costs and reasonable attorney's fees.

         (d) SOLICITATION OF TRANSFERRED EMPLOYEES. Except with the written consent of Purchaser, for a period of eighteen (18) months following the Closing Date, Seller will not, directly or indirectly, solicit Transferred Employees as prospective officers or employees of Seller; provided, however, that Seller shall not be prohibited or restricted from hiring a Transferred Employee if such Transferred Employee is terminated by Purchaser. Notwithstanding anything herein to the contrary, it is agreed that any transferred Employee who is hired by Seller after the Closing Date, shall be bound by the terms of the Covenant not to Compete herein above set forth by virtue of their employment by Seller.

         (e) EMPLOYEE BENEFIT PROGRAMS. Seller's obligations to employees of the Branch Office, including Transferred Employees, will be as set forth in established policies of Seller, and Seller shall continue its employee benefit programs in full force and effect as benefit programs for Transferred Employees through the Closing Date. After the Closing, Seller shall retain the responsibility and liability for the funding and payment of all claims incurred under such employee benefit programs through the Closing Date. Purchaser shall have no obligation or liability to compensate Transferred Employees for benefits of any kind earned, accrued, promised and/or provided to Transferred Employees as employees of Seller, except with respect to eligibility and vesting as set forth in Paragraph 7.2 above.

         (f) EMPLOYEES OF THE BRANCH OFFICE. Seller shall not, without Purchaser's prior written consent (i) increase the aggregate full-time equivalent size of the work force at the Branch Office above the aggregate normal staffing levels designated by Seller for the Branch Office at the date hereof, (ii) terminate any Transferred Employee prior to the Closing Date, unless such person is terminated for cause as determined at the sole discretion of Seller or otherwise pursuant to existing Seller policies or procedures, or
(iii) increase the compensation of any Transferred Employee except pursuant to existing Seller policies and procedures.

         The obligations of Seller and Purchaser pursuant to this ARTICLE VII shall survive the Closing.

                                  ARTICLE VIII
                              ADDITIONAL AGREEMENTS

         8.1 COOPERATION. Purchaser and Seller further covenant and agree that each shall cooperate in expeditiously obtaining all necessary or appropriate governmental approvals, consents or permits and in preparing any and all applications contemplated by this Agreement, and will furnish such supporting information or exhibits as may be required, and will not do, sanction or knowingly permit any person under the control of each to do anything which might in any way hinder, delay or prevent the expeditious approval of the transactions contemplated by this Agreement or the orderly transition of Seller's customers to Purchaser, or commit any act or omission which might be reasonably expected to have such an effect.

         8.2 CONFIDENTIALITY. Purchaser and Seller each agree to keep confidential all information, documents, books, records and any other material no matter how obtained from the other party hereto unless and until the transaction contemplated herein is consummated, and if such transaction is not consummated, each party hereto will return or cause to be returned to the applicable party all such documents, material and information then in its possession, or the possession of a representative of either, and neither party hereto will divulge or use such information until it becomes known generally to the public.

                                   ARTICLE IX
                              TRANSITIONAL MATTERS

         9.1 TRANSITIONAL ACTION BY PURCHASER. After the Closing, unless another time is otherwise indicated:

              (a) Purchaser shall: (i) pay in accordance with the law and customary banking practices and applicable Account contract terms, all properly drawn and presented checks, negotiable orders of withdrawal, drafts, debits, and withdrawal orders presented to Purchaser by mail, over the counter, through electronic media, or through the check clearing system of the banking industry, by depositors of the Transferred Accounts assumed by Purchaser hereunder, whether drawn on checks, negotiable orders or withdrawal, drafts, or withdrawal order forms provided by Purchaser or Seller; and (ii) in all other respects discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing to the depositors whose Accounts are assumed by Purchaser hereunder; provided, however, that any obligations of Purchaser pursuant to this Paragraph 9.1 to honor checks, negotiable orders of withdrawal, drafts, and withdrawal orders on forms provided by Seller and carrying its imprint (including its name and transit routing number) shall not apply to any checks, drafts, withdrawal orders, or returned items (i) presented to Purchaser more than two hundred ten (210) days following the Closing Date, or (ii) on which a stop payment has been requested by the deposit customer. Purchaser shall submit and file any required reports on IRS Form 1099 with respect to interest accrued on Transferred Accounts after the Closing Date. The provisions of this subsection 9.1 (a) shall in no way limit Purchaser's duties or obligations arising under Paragraphs 1.3 and 1.4 hereof.

              (b) Purchaser shall, not earlier than ten days after the time of procurement of all regulatory approvals required for consummation of the transaction contemplated by this Agreement nor later than five days prior to the Closing Date, notify all depositors of the Offices by letter, acceptable to Seller, produced in, if appropriate, several similar, but different forms calculated to provide necessary and specific information to the owners of particular types of accounts, of Purchaser pending assumption of the Transferred Accounts hereunder, and, in appropriate instances, notify depositors that on and after the Closing Date certain Seller deposit-related services and/or Seller's debit card and automatic teller machine services impacted by the transactions contemplated by this Agreement, will be terminated. As an enclosure to such notices, Purchaser may furnish appropriate depositors with brochures, forms and other written materials related or necessary to the assumption of the Accounts by Purchaser and the conversion of said accounts to Purchaser accounts, including the provision of checks to appropriate depositors using the forms of Purchaser with instructions to such depositors to utilize such Purchaser checks on and after the Closing Date and thereafter to destroy any unused checks on Seller's forms. The expenses of the printing, processing and mailing of such letter notices and providing new Purchaser checks and other forms and written materials to appropriate customers shall be borne by Purchaser. Before Closing, except as provided in this paragraph, Purchaser will not contact Seller's customers except as may occur in connection with advertising or solicitations directed to the public generally or in the course of obtaining the requisite regulatory approvals of the transaction. Anything to the contrary herein notwithstanding, Purchaser shall provide, at no cost to Seller, any and all notices, communications, and filings which may be required by law, regulation, or otherwise, relating to any changes in terms and other matters relating to the Accounts occurring subsequent to the Closing Date. Any and all such notices, communications, and filings which may be required to be provided prior to the Closing Date shall be submitted on a timely basis for review by Seller and shall be subject to the written approval of Seller prior to delivery to any third party. Purchaser shall provide, at its sole cost and expense and at no cost or expense to Seller, that any and all customer and other notices, communications, and filings provided by Purchaser hereunder, including the substance and timing of same, fully comply with the requirements of applicable law and regulation.

              (c) Purchaser shall promptly pay to Seller an amount equivalent to the amount of any checks, negotiable orders of withdrawal, drafts, withdrawal orders, or returned items (net of the applicable Deposit Premium paid by Purchaser with respect to the Transferred Accounts represented by any such instrument) credited as of the close of business on the Closing Date to an Account assumed by Purchaser hereunder which are returned uncollected to Seller after the Closing Date. The foregoing shall include an amount equivalent to holds placed upon such deposit account for items cashed by Seller as of the close of business on the Closing Date.

              (d) Purchaser shall, not later than the close of business on the business day immediately following the Closing Date, supply suitable government-backed securities as security for any deposits of governmental units included among the Transferred Accounts for which Seller had provided similar security.

              (e) Purchaser hereby grants to Seller and its contractors access to the Branch

Office until 8:00 A.M. local time on the day following the Transfer Date or such other later date and time as the parties may agree, at no cost or expense to Seller, for conduct of activities consistent with this Agreement in conjunction with the transactions contemplated hereby.

              (f) The duties and obligations of Buyer in this Paragraph 9.1 shall survive the Closing.

         9.2 TRANSITIONAL ACTIONS BY SELLER. After the Closing, unless another time is otherwise indicated:

              (a) Seller shall use its best efforts to cooperate with Purchaser in assuring an orderly transition of ownership of the Assets and responsibility for the liabilities, including the Transferred Accounts, assumed by Purchaser hereunder. Seller shall provide final statements as of the Closing Date, in conjunction with appropriate Transferred Accounts, with interest and service charges pro-rated to close of business on the Closing Date. Seller shall submit and file any required reports on IRS Form 1099 with respect to interest paid on Transferred Accounts through the Closing Date. Notwithstanding the limitations contained in 9.1(b), Seller shall, prior to issuing any notices to its customers or the general public regarding the transaction contemplated by this Agreement, obtain the prior written consent of Purchaser with respect to the content of such notices. Purchaser shall not contact Seller's customers until the earlier of (i) Seller's written consent, or (ii) receipt of all regulatory approvals and the passage of any waiting periods, and all conditions precedent to Purchaser's obligations hereunder have either been satisfied or waived in writing by Purchaser.

              (b) Prior to the Closing Date, Seller shall cooperate with Purchaser, at Purchaser's expense and at no expense to Seller, in making Transferred Employees available at reasonable times for whatever program of training Purchaser deems advisable; provided, however, that Purchaser shall conduct such training program in a manner that does not materially interfere with or prevent the performance of the normal duties and activities of such Transferred Employees. Purchaser shall make request of Seller for training opportunities prior to the Closing Date, and shall reimburse Seller at the Closing for any and all costs relating to such training including, but not limited to, regular and overtime salary for Transferred Employees involved in training for the period of such training, travel costs, and all expenses incurred by Seller or such Transferred Employees in conjunction with the training. Such requests, which shall specify the time, duration and place of such training, must be approved by Seller.

              (c) Seller shall cooperate with Purchaser, at no expense to Seller, to make provision for the installation of teller and platform equipment in the Branch Office subject to approval by Seller; provided, however, that Purchaser shall arrange for the installation and placement of such equipment at such times and in a manner that does not significantly interfere with the normal business activities and operation of Seller or the Branch Office.

              (d) Seller shall resign as custodian of each IRA account maintained at the Branch Office and assign the custodianship of such accounts to Purchaser upon Closing subject to receipt of applicable customer consents and other and analyze such provisions of this Agreement.

              (e) Seller shall terminate its ATM/debit card service effective as of close of business on the business day preceding the Closing Date or such other date and time as Seller and Purchaser may agree. Such terminations will be preceded by the notice described in Paragraph 9.1(b) herein. Seller shall have no obligation with respect to conversion or change over with respect to direct deposit or payroll and retirement payments service relating to the Transferred Accounts following the Closing and, further, Purchaser shall assume all responsibility and liability with respect thereto following the Closing. Seller will continue to redirect and/or pass through relevant ACH transactions on Transferred Accounts for a period of two hundred ten (210) days following the Closing Date.

              (f) As of the opening of business on the first business day after the Closing Date, Seller and Purchaser shall provide the appropriate Federal Reserve Bank (the "FRB") with all information necessary in order to expedite the clearing and sorting of all checks, drafts, instruments and other commercial paper relative to the Transferred Accounts (hereinafter collectively referred to as "Paper Items"). Purchaser shall bear all charges and costs imposed by the Federal Reserve in connection with the reassignment of account number ranges for sorting the Paper Items.

              In the event the Federal Reserve and/or any other regional or local clearinghouse for negotiable instruments fails, refuses or is unable to direct sort such Paper Items for delivery to Purchaser with the result that such Paper Items are presented to Seller, by not later than 3:00 p.m. local time on each business day following the Closing and continuing for two hundred ten (210) days after the Closing, Seller will make available to Purchaser for pick up from Seller's offices or the offices of Seller's agent and/or processor at 47 West Polk Street, Chicago, Illinois all of the Paper Items which are received by Seller from the FRB and/or any regional or local clearinghouse during the morning of each such business day on an "as-received basis." At the same time Seller shall also make available to Purchaser information and records, including but not limited to systems printouts, concerning such Paper Items and concerning incoming Automated Clearing House items ("ACH items") as well as outstanding Automatic Teller Machine ("ATM") transactions. Such information and records, including but not limited to systems printouts, will utilize the most recent account number designated by Seller for each of the Transferred Accounts. Purchaser shall initiate appropriate Notification of Change requests relating to appropriate routing matters at the sole expense of Purchaser within 30 days following the Closing Date. Each business day Seller will endeavor to see that the sum of (a) the actual Paper Items provided to Purchaser plus (b) all ACH items and ATM transactions captured by Seller in its information and records balance with the sum of (c) the information and records, including but not limited to systems printouts, provided by Seller relative to the Paper Items plus (d) the information and records, including but not limited to systems printouts, provided relative to the ACH items and ATM transactions affecting the Transferred Accounts.

              Except as otherwise expressly provided herein, Seller shall provide the foregoing at no charge to Purchaser for a period not to exceed thirty (30) days from the Closing Date except that Purchaser shall pay any charges assessed to Seller by the FRB, a national or local clearinghouse and/or Seller's agent and/or processor to the extent such assessments relate to the Transferred

Accounts ("Costs"). Purchaser shall be responsible for pick up of the data to be provided by Seller and shall compensate Seller for activity subsequent to the referenced 30 day period as follows: (i) $50.00 per day and Seller's Costs plus ten (10%) percent thereof for days 31 through 60; (ii) $50.00 per day and Seller's Costs plus fifteen (15%) percent thereof for days 61 through 120; and
(iii) $50.00 per day and Seller's Costs plus twenty-five (25%) percent thereof for days 121 through 180. Any request for extension of the 180-day period shall be submitted in writing by Purchaser to Seller not later than 10 business days prior to the expiration of such 180-day period or any extensions thereof and shall be subject to approval by Seller at its sole discretion. Fees for activity subsequent to the 180 day period shall be as determined by Seller. Fees for activity subsequent to the initial 30-day period shall be assessed on a daily basis and included in the daily cash settlement.

              Except as otherwise expressly provided herein, Purchaser shall be responsible for processing any and all ACH returns, received subsequent to the Closing, directly through the appropriate Federal Reserve Bank.

              Seller and Purchaser shall arrange for appropriate daily settlement between the parties in order that the transmission of all monies associated with the matters set forth in this Paragraph 9.2(f) might be effected promptly.

              Seller shall not be liable to Purchaser for any failure to provide the data required by this Paragraph 9.2(f) to the extent any such failure results from causes beyond Seller's control including war, strike or other labor disputes, acts of God, errors or failures of the FRB, and/or a participating regional or local clearinghouse, or equipment failure or other emergency wherein Seller and/or its agent processor has been unable to process in clearings from the FRB or such clearinghouse.

              (g) Seller shall, not earlier than the time of procurement of all regulatory approvals required for consummation of the transaction contemplated by this Agreement nor later than twenty days prior to the Closing Date, notify all depositors of the Branch Office by letter acceptable to Purchaser, produced in, if appropriate, several similar, but different forms calculated to provide necessary and specific information to the owners of particular types of accounts and/or loans, of Purchaser's pending assumption of the Transferred Accounts, and, in appropriate instances, notify depositors that on and after the Closing Date certain Seller deposit-related services and/or Seller's debit card and automatic teller machine services, will be terminated. The expenses of the printing, processing and mailing of such letter notices shall be borne by Seller. Anything to the contrary herein notwithstanding, nothing in this Agreement shall be deemed to constitute an assumption by Seller of the duties and obligations of Purchaser with respect to the provision of applicable notices, communications, and filings relating to changes in the terms of any Transferred Accounts as set forth in this Agreement.

              (h) The duties and obligations of the parties in this Paragraph
9.2 shall survive the Closing.

         9.3 OVERDRAFTS AND TRANSITIONAL ACTION. Overdrafts on the Transferred Accounts up to and including the date of Closing will be the responsibility and risk of Seller and all fees associated therewith shall be the property of Seller. Overdrafts on the Transferred Accounts after the date of Closing will be the responsibility and risk of Purchaser and all fees associated therewith shall be the property of Purchaser.

         9.4  ATM'S AND DEBIT CARDS.

         (a) In accordance with the provisions of Section 4.7 hereinabove, Seller shall provide to Purchaser and/or Purchaser's data processor, a test tape no later than sixty (60) days prior to the closing date and a production tape no later than thirty (30) days prior to the closing date so that Purchaser may produce AB or CCB ATM/Debit cards with the same PIN number as the customer is currently utilizing for their ATM/Debit card transactions prior to Closing. Both tapes shall include file formats and/or file layouts of all ATM/Debit card information and all related custumer information. Seller shall further provide any and all information and assistance required by Purchaser as are reasonable and customary in conversions of the kind contemplated by this Agreement. In addition, from the date that the production tape is produced until the Data Processing Conversion, Seller shall maintain, make available and deliver to Purchaser a manual log of all new/replacement cards issued, changes to existing cards/PIN numbers, and other such data so that Purchaser may make similar manual changes to cards being produced for customers to be used after the date of the Data Processing Conversion. Upon the Data Processing Conversion, Seller's Data Processor shall deactivate the operation of the Seller's ATM/Debit cards with respect to the Transferred Accounts. Purchaser and Seller agree to settle, on a daily basis, the net amount of ATM debits/credits associated with transferred accounts until the conversion date. Seller shall provide all necessary information and reports with respect to such ATM/Debit card activity on the Transferred Accounts so that Purchaser may appropriately debit/credit the Transferred Accounts for such ATM/Debit card activity and balance sais activity to the General Ledger or Settlement Accounts.

              (b     (c)  Purchaser and Seller agree to cooperate with each
other to assure that all transactions originated through the ATM or originated with the ATM Cards prior to or on the Closing Date shall be for the account of Seller and all transactions originated after the Closing Date shall be for the account of Purchaser. A post closing adjustment shall be made to reflect all such transactions, which cannot be reasonably calculated as of the Closing.

                                    ARTICLE X
                             AMENDMENT; TERMINATION

         10.1 AMENDMENT. This Agreement may be amended in writing at any time with the mutual consent of the Board of Directors of Purchaser and Seller. Purchaser and Seller hereby covenant that neither shall unreasonably take any action or refuse to take any action, whether or not specifically or generally contemplated as a part of this Agreement, wherein such action or non-action would interfere with the accomplishment of the transaction contemplated by this Agreement.

         10.2 TERMINATION. This Agreement and the obligations created hereby shall terminate in the event that any one or the following events occur: (i) the necessary regulatory approvals have not been obtained prior December 1, 2000, (ii) by the Board or Directors of Purchaser if any of the conditions provided in ARTICLE IV herein shall not have satisfied, complied with or performed in any material respect, and Purchaser shall not have waived such failure of satisfaction, noncompliance or non-performance; or (iii) by the Board of Directors of Seller if any of the conditions provided in ARTICLE V shall not have been satisfied, complied with or performed in any material respect, and Seller shall not have waived such failure of satisfaction, noncompliance or non-performance; or (iv) the mutual agreement of the parties. Any material condition contained in the approval of the transactions contemplated by this Agreement by the FDIC, FRB, OBRE or the OTS will be subject to the consent of the Boards of Directors of both Purchaser and Seller, as limited under the terms of this Agreement.

         If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement by either party, then, in addition to other remedies at law or equity for breach of this Agreement, breaching party shall indemnify the other party for its costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement in related actions. If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement by either party, then the breaching party shall pay promptly, and in any event within ten (10) days of receipt of written notice from the other party, to the other party TWO HUNDRED THOUSAND AND NO/100THS ($200,000.00) DOLLARS plus the other party's costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement, as liquidated damages.

         Except as provided in the immediately preceding paragraph, if this Agreement is terminated, for whatever reason, then (i) this Agreement shall forthwith become void and of no effect and without liability to any party to this Agreement; (ii) each party hereto shall pay all of its costs incurred by it in the negotiation, preparation and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of legal counsel, accountants and other experts; and (iii) the parties shall continue to be bound by the provisions of this Agreement which by their terms are intended to be extended after termination of the Agreement and also by the terms of that certain Confidentiality Agreement dated March 16, 2000 between the parties (the "Confidentiality Agreement").

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 A. NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations or warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, except for the covenants and agreements, which by their terms are contemplated to be performed after the Closing Date, including but not limited to the Covenant not to Compete..

         11.1 B. CLAIMS REGARDING THE TRANSFERRED ACCOUNTS. Notwithstanding anything herein contained to the contrary it is agreed that all insurance coverage relating to claims arising from Seller's administration of the Transferred Accounts prior to the Closing Date shall, to the extent assignable, be assigned to Purchaser. To the extent such insurance claims are either a) not transferable or b) not otherwise covered by any insurance, then Seller agrees to indemnify, defend, and hold Purchaser harmless from any losses, judgments, expenses, attorneys fees or costs threatened or incurred by Purchaser as a result of such claims, provided, however, that Seller shall not indemnify, defend or hold Purchaser harmless from Purchaser's own negligence or willful misconduct.

         11.2 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and may be delivered via facsimile transmission, overnight carrier or registered or certified mail postage prepaid. When notice is given via facsimile transmission, it shall be conclusively deemed to have been received on the date of transmittal provided the sender receives confirmation of transmittal to the number set forth below. Notice given by overnight carrier shall be conclusively deemed received on the date following the date sent. Notice sent registered or certified mail, postage prepaid, shall be conclusively deemed to have been received three (3) business days after its deposit in the United States mail when sent to the other party at the received address set forth below. Either party may change the address to which notice shall be sent by giving written notice to the other party.

              TO SELLER:                    Mr. John G. Yedinak
                                            Chairman of the Board and President
                                            ARGO FEDERAL SAVINGS BANK, FSB
                                            7600 West 63rd Street
                                            Summit, Illinois 60501-1830
                                            Facsimile No. (708) 496-6025


              COPY TO:                      James J. Kemp, Jr.
                                            KEMP & GRZELAKOWSKI, LTD.
                                            1900 Spring Road
                                            Suite 500
                                            Oak Brook, IL 60523
                                            Facsimile No. (630) 571-7755


              TO PURCHASER:                 Peter A. Fasseas
                                            Chairman of the Board and CEO
                                            Chicago Community Bank
                                            1110 West 35th Street
                                            Chicago, Illinois  60609
                                            Facsimile No.(773) 843-7832

              COPY TO:                      George D. Karcazes
                                            Martin & Karcazes, Ltd.

                                            30 North LaSalle Street
                                            Suite 4020
                                            Chicago, Illinois  60602
                                            Facsimile No. (312) 332-4905


         11.3 SUCCESSORS AND ASSIGNS. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns, but the Agreement may not be assigned by either party without the written consent of the other.

         11.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one action and the same instrument.

         11.5 GOVERNING LAW. This Agreement is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws of the State of Illinois or the United States of America, as applicable.

         11.6 REMEDIES NOT EXCLUSIVE. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by either of the parties shall not constitute a waiver of the right to pursue other available remedies.

         11.7 ASSIGNMENT. This Agreement shall not be assignable by either party without the written consent of the other. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their successors and permitted assigns any right or remedy under or by reason of this Agreement.

         11.8 COSTS. All of the costs and expenses, including legal and accounting fees attendant to this transaction, incurred by either party in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the same, except as provided herein upon termination caused by breach by either party.

         11.9 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.10 GENDER, ETC. Words herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine or neuter, as the context requires.

         11.11 ENTIRE AGREEMENT. This Agreement, along with the Confidentiality Agreement, constitutes the entire agreement between Purchaser and Seller. There are no written or oral agreements between Purchaser and Seller in connection with this Agreement that are not set forth herein or in the exhibits attached hereto. This Agreement supersedes and replaces any and all prior agreements between Purchaser and Seller whether written or oral, except the Confidentiality Agreement.

         11.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction; provided, however, that in the event the invalid provision shall result in a material change in the terms or conditions of this Agreement, the party against whom the provision affects may terminate this Agreement; provided that such invalid or unenforceable provision(s) cannot be replaced with a new provision which has the most nearly similar permitable economic effect and which is acceptable to Purchaser and Seller.

         11.13 RULE OF CONSTRUCTION. The language and all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against any party hereto, and without implication or presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the person who prepared this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.



                                   ARGO FEDERAL SAVINGS BANK, FSB


                                   BY:
                                       -----------------------------------------
                                            JOHN G. YEDINAK
ATTEST:                                     PRESIDENT


---------------------------            -----------------------------------------
SECRETARY                                   JOHN G. YEDINAK, INDIVIDUALLY
                                            AS TO COVENANT NOT TO COMPETE
                                            AT SECTIONS 7.4(A)-(C) HEREINABOVE



                                   CHICAGO COMMUNITY BANK


                                   BY:
                                       -----------------------------------------
                                            PETER A. FASSEAS
                                            CHAIRMAN OF THE BOARD AND CHIEF
                                            EXECUTIVE OFFICER
ATTEST:


---------------------------
SECRETARY

                                                                    (BRIDGEVIEW)

                                  BRANCH OFFICE
                               PURCHASE AGREEMENT


         THIS BRANCH OFFICE PURCHASE AGREEMENT (Agreement) is made and entered into this 18th day of August 2000, by and between ARCHER BANK, an Illinois banking corporation ("Purchaser"), an Illinois savings bank, and ARGO FEDERAL SAVINGS BANK, FSB ("Seller"), a federally chartered savings bank.

                                    RECITALS:

         WHEREAS, Seller shall transfer to Purchaser, subject to the terms and conditions of this Agreement, certain deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit and negotiable order of withdrawal accounts attributable to its branch office located at 8627 S. Roberts Road, Bridgeview, Illinois, (the "Branch Office") as more fully described herein;

         WHEREAS, Purchaser shall acquire from Seller, subject to the terms and conditions of this Agreement, certain deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit and negotiable order of withdrawal accounts attributable to the Branch Office, as more fully described herein;

         WHEREAS, Purchaser has agreed to acquire and Seller has agreed to sell certain of the furniture, fixtures and equipment at the Branch Office (the "Assets"), as more fully described herein;

         WHEREAS, Purchaser has agreed to assume the liabilities of Seller with respect to the lease pertaining to the Branch Office premises, as more fully described herein;

         WHEREAS, Purchaser and Seller have determined that the transactions contemplated by this Agreement are in the best interests of their respective shareholders or members; and

         WHEREAS, the transactions contemplated by this Agreement have been approved by at least a two-thirds vote of the respective entire Boards of Directors of Purchaser and Seller and each has authorized their appropriate officers to execute and attest to this Agreement and to make application for and to receive the necessary supervisory approvals of the subject transactions from the Federal Deposit Insurance Corporation (the "FDIC"), the Office of Banks and Real Estate of the State of Illinois (the "OBRE"), the Federal Reserve Bank of Chicago (the "FRB") and the Office of Thrift Supervision (the "OTS"), to the extent necessary.

         NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, covenants, terms and conditions set forth herein, Purchaser and Seller hereby covenant and agree as follows:

                                    ARTICLE I
               TRANSFER/ASSUMPTION OF ACCOUNTS, ASSETS AND LEASES

         1.1 IDENTIFICATION OF ACCOUNTS BY OFFICE LOCATION. Seller shall transfer to Purchaser certain of its deposit accounts, including demand deposit accounts, regular savings accounts, money market accounts, certificates of deposit, all public funds accounts and negotiable order of withdrawal accounts, as more fully set forth and described in Paragraph 2 hereof (hereinafter sometimes for convenience collectively referred to as the "Accounts" or the "Transferred Accounts"); with the said Accounts generally originating at and attributable to the Branch Office except that Seller shall not transfer to and Purchaser shall not assume liability for any brokered accounts (deposits originated by a third party other than the deposit-holder), Accounts owned by affiliates, directors, officers and/or employees of Seller who do not work at the Branch Office.

         1.2 IDENTIFICATION OF TRANSFERRED ACCOUNTS BY EXHIBIT. Marked Schedule 1.2, attached hereto and specifically incorporated herein by this reference, is a verified statement prepared and submitted in a form substantially similar in format to previous reports tendered by Seller setting forth the identity of holder, the type of account, account opening date, account maturity date, principal balance (including accrued and credited interest of such account), and interest rate payable on each of the Transferred Accounts as of July 31, 2000. Seller shall also provide, or make available, to Purchaser such other account information as may be required for legitimate business purposes. After the close of business on the day preceding the Closing Date (as defined in Article VI hereof), Seller hereby agrees to deliver to Purchaser a supplemental statement verifying the information set forth in the preceding sentence together with such information with respect to any new or additional accounts opened after August 1, 2000 on each of the Accounts to be transferred to Purchaser as of the date three (3) days prior to the Closing Date (such 3-day period the "Gap Period") as well as an identification of any accounts which were closed between the date of the original Schedule 1.2 and Supplemental Schedule 1.2. A Post-closing Schedule
1.2 covering the Gap Period shall be delivered by Seller to Purchaser within ten
(10) days of the Closing Date. Any adjustment to the Purchase Price (as defined in Paragraph 1.6) based upon a difference between the Supplemental Schedule 1.2 and the Post-Closing Schedule 1.2 shall be paid by a party to the other party within five (5) business days following delivery of the Post-Closing Schedule
1.2 to Purchaser. The form and substance of the statements referenced in this paragraph shall be to the reasonable satisfaction of Purchaser and shall include such information as necessary to identify the ownership and total liability of such Accounts. For the purposes of this Agreement any interest accrued on the Transferred Accounts by Seller, but not due for payment as of the Closing Date, shall be transferred to Purchaser in current funds pursuant to Paragraph 1.4 hereof, and Purchaser shall thereupon assume the liability therefor.

         1.3 TRANSFER. Purchaser shall assume the liability for and thereafter discharge, pay in full and perform all of Seller's obligations and duties related to such Transferred Accounts as of the Closing Date subject to the terms and conditions of this Agreement. Purchaser and Seller hereby agree that performance of this Agreement shall be subject to receipt of all necessary regulatory approvals as set forth in this Agreement.

         1.4 ASSUMPTION OF LIABILITY ON TRANSFERRED ACCOUNTS. Purchaser will receive, for the assumption of liability on the Transferred Accounts (including interest previously credited in accordance with the terms of the account and interest accrued to the Closing Date), a cash payment at Closing equal to the aggregate account balances of the Transferred Accounts and all interest accrued on the Transferred Accounts but not due for payment or credited to the account as of the Closing Date.

         1.5 ACCOUNT HOLDERS. Each holder of a Transferred Account of Seller shall, after the close of business on the Closing Date, automatically become a holder of an Account in Purchaser, in a dollar amount equal to the withdraw able value of the Account, Purchaser having assumed the liability for the Transferred Accounts subject to the indemnification provisions contained herein and the existing rights, delegations, assignments, appointments, powers of appointment and privileges of the Account holders. Thereafter, each such account holder shall be entitled to all of the rights and privileges of an account holder of Purchaser, as prescribed by its Articles of Incorporation, Bylaws and account rules and, when appropriate, be issued proper account documentation evidencing such account in Purchaser. Purchaser shall continue to recognize the terms and maturities of all of the transferred accounts as of the Closing Date until the originally stated maturity date. Thereafter, such accounts shall be renewed upon the terms of Purchaser for similar accounts. Purchaser shall be responsible for all regulatory filings and for the issuance of Forms 1098 and 1099 for all periods ending after the Closing Date. Seller shall be responsible for all regulatory filings and for the issuance of forms 1098 and 1099 for all periods prior to the Closing Date.

         1.6 CONSIDERATION FOR TRANSFERRED ACCOUNTS. For and in consideration of the transfer by Seller to Purchaser of the aggregate account balance of and the accrued interest on the Transferred Accounts, Purchaser agrees to pay to Seller on the Closing Date, a purchase price (the "Purchase Price" or "Deposit Premium") equal to (a) eight and ninety-nine one hundredths percent (8.99%) on the aggregate account balance of the core deposit Transferred Accounts and (b) 2% on the account balance of the public funds as defined in paragraph 1 and as identified on the Schedules to Paragraph 1.2, SAID DEPOSIT PREMIUM ON PUBLIC FUNDS TO BE PAID ON PUBLIC FUNDS NOT EXCEEDING A MAXIMUM OF $1,600,720. Any public funds on deposit at the Branch Office in excess of $1,600,720 as of the Closing Date shall be removed by Seller. The Purchase Price may be adjusted in accordance with the provisions of Paragraph 1.2 hereof.

         1.7 ACQUISITION OF FURNITURE, FIXTURES AND EQUIPMENT. Schedule 1.7, attached hereto and specifically incorporated herein by this reference is a preliminary schedule of the Assets presently located at the Branch Office, along with said assets net book value as of July 31, 2000, which Seller agrees to transfer to Purchaser at Closing for a price equal to the net book value thereof as of the Closing Date. A final listing of specific items included in the Assets and their then current net book value will be provided to Purchaser prior to the Closing. Seller shall transfer its ownership of such Assets to Purchaser by a duly authorized Bill of Sale. Such sale shall be "as is", and Seller makes no warranties whatsoever except those set forth herein at Paragraph 2.14.

         1.8 ASSIGNMENT OF LEASE. Seller agrees to assign to Purchaser, and Purchaser agrees to assume, all of Seller's rights and obligations under that certain Lease Agreement dated June 29, 1999 by and between STUART WHITMAN, INC. ("WHITMAN") as Lessor and Seller as Lessee (the "Lease"), a copy of which Lease is attached hereto as Schedule 1.8. The parties understand that such assignment is subject to the consent of WHITMAN, and the parties agree to fully cooperate with each other and with WHITMAN in order to obtain such consent. Purchaser agrees to fully and timely perform the obligations under the Lease and to indemnify and hold Seller harmless from any obligations or liabilities arising out of the Lease or the Leased Premises (as defined in the Lease) which accrued after the Closing. Seller shall pay all Lease obligations to the Closing Date, and shall be entitled to credit at Closing for prepaid rent and for its security deposit. Notwithstanding anything contained herein to the contrary, Purchaser's performance of its obligations hereunder is specifically conditioned on its ability to procure an assignment of the Lease under the same terms and conditions as are currently contained therein.

         1.9 ASSIGNMENT OF CONTRACTS. Seller agrees to assign to Purchaser, and Purchaser agrees to assume, subject to the terms hereof, all of Seller's rights and obligations under the Contracts set forth in Schedule 1.9 (collectively, the "Contracts"). Purchaser agrees to fully and timely perform the obligations under such Contracts and to indemnify and hold Seller harmless from any obligations or liabilities arising out of such Contracts which accrue after Closing. Seller shall pay all obligations under such Contracts to the date of Closing, and shall be entitled to credit at Closing for prepaid expenses in connection with the Contracts.

         1.10 MISCELLANEOUS. Notwithstanding anything herein which may be construed to the contrary, it is understood between the parties that any and all agreements, licenses and rights between Seller and the National Basketball Association, the Chicago Bulls and/or the United Center, of Chicago, Illinois, and any and all rights and obligations emanating therefrom, shall be the sole property and responsibility of Seller. Seller and Purchaser acknowledge and agree that the Goldtimers Club program maintained by Seller shall be included in the Transferred Assets.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser the following statements of Essential Facts, which are true and correct on the date of this Agreement and which shall be true and correct on the Closing Date, and of each of which shall constitute a condition precedent to Purchaser's obligations hereunder:

         2.1 ORGANIZATION AND STANDING. Seller is a capital stock savings bank duly organized and validly existing and in good standing under the laws of the United States of America, and it has all corporate powers and certificates of authority, licenses, permits and other documentation to own its property and to carry on its business as it is now being conducted. The deposit accounts of Seller, to the extent insurable, are insured by the FDIC Savings Association Insurance Fund ("SAIF").

         2.2 AUTHORITY. Seller has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated to be carried out by it. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

         2.3 NO MATERIAL CHANGE AFTER AGREEMENT. Until the transaction is effective, Seller will conduct its operations related to the Branch Office and to the Transferred Accounts hereunder in accordance with all applicable laws, regulations, orders of regulatory authorities and in accordance with sound business and past practices. Furthermore, between the date hereof and the Closing provided for herein, unless otherwise agreed in writing, Seller shall use its best efforts to maintain and preserve its business organization intact, and to maintain its relationships and goodwill with the account holders, employees and others having business relationships related to the Branch Office and to the Accounts and the Assets which are the subject of this Agreement. Seller will neither enter into nor materially amend any agreements related to the operation of the Branch Office and will not offer a premium rate of interest or increase its current deposit rates of interest to attract or maintain deposits without the prior written consent of Purchaser, which consent may be withheld by Purchaser in its sole discretion, nor artificially inflate the aggregate account balances of the Transferred Accounts prior to Closing. Notwithstanding anything contained herein to the contrary, Seller shall provide Purchaser, on a weekly basis, with a report detailing new and renewed interest bearing deposit accounts. Seller shall not invest in any Assets for the Branch Office, except for replacements of furniture, furnishings and equipment and normal maintenance made in the ordinary course of Branch Office business. Notwithstanding the foregoing, Seller shall not make any expenditures in excess of $10,000 for purchase or replacement of said assets without the written consent of Purchaser, which consent shall not be unreasonably withheld. Seller will not hire (other than to replace a departing employee and/or bring the number of employees at the Branch Office to a normal staffing level), transfer, reassign or terminate any employee of the Branch Office, increase the compensation of any employee of the Branch Office, or promote any of the employees of the Branch Office except pursuant to and consistent with Seller's customary policies and procedures.

         2.4 STANDSTILL. Seller will not, directly or indirectly, make, encourage, facilitate, solicit, assist or initiate any inquiry, proposal or offer to or by, or provide any information to or participate in any negotiations with any other party related to a liquidation, consolidation, sale, purchase or assumption related to the Branch Office or the Assets or the Accounts, participate in any discussions or negotiations regarding the same, furnish any information with respect to the same, assist or participate in, or facilitate in any other manner any effort or attempt by any person to do or seek any of the foregoing, or make any agreement with respect to or engage in any of the foregoing anytime prior to December 31, 2000, unless this Agreement is terminated prior to December 31, 2000.

         2.5 LITIGATION. There are no claims, demands, orders, actions, suits, proceedings or other litigation (nor does Seller know of any investigation preliminary thereto) of any nature pending or to the knowledge of Seller threatened against Seller, related to the Accounts, the Assets or the Branch

Office, at law or in equity, before or by any Federal, State, municipal or other court, governmental department, commission, board, bureau, agency or instrumentality; there is no default existing or penalty incurred under any agreement or obligation of or binding upon Seller nor is Seller aware of any facts that could reasonably afford a basis for a cause of action against Seller.

         2.6 BROKERS. Other than Keefe, Bruyette & Woods, Inc. ("KBW"), whose fees incurred as a result of this transaction shall be borne exclusively by Seller, neither Seller nor any of its respective officers or directors has retained or otherwise engaged or employed any broker, finder, or any other such person or paid or agreed to pay any fee or commission to any agent, broker, finder or other such person for or on account of this Agreement or the transactions contemplated hereby.

         2.7 ACCURACY OF STATEMENTS. Neither this Agreement nor any Schedule hereto, statement, list, certificate or other information furnished or to be furnished in writing by Seller to Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, taken as a whole with all other such statements, lists, certificates or other information furnished above in light of the circumstances in which they are made, not misleading.

         2.8 NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to: any provision or restriction of any charter, bylaw, loan or indenture of Seller or any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance or regulation or any other restriction of any kind or character to which any assets or properties of Seller are subject or by which Seller is bound.

         2.9 DISASTER PROVISION. The business and properties of the Branch Office shall not have been adversely affected in any material way as a result of any act of God, fire, flood, disturbance, or similar calamity.

         2.10 MATERIAL CONTRACTS. Set forth in Schedule 1.9 is a listing and description of all Contracts (whether written or oral) under which Seller is obligated that relate to the Branch Office, and copies of such Contracts are attached thereto.

         2.11 NO DEFAULTS. The Lease and the Contract set forth in Schedule 1.8 and 1.9 are valid and in full force and effect. Seller has fulfilled and taken all action reasonably necessary to enable it to fulfill when due all material obligations under the Contracts; and there are no material defaults and no events have occurred that, with the lapse of time or election of any other party, will become material defaults by it under any of the Contracts.

         2.12 ENVIRONMENTAL. To the best knowledge of Seller, the Branch Office is not contaminated with any wastes or Hazardous Substances. "Hazardous Substances" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any such substance as a component. "Hazardous Substances" include without limitation petroleum or any derivative or byproduct thereof, asbestos radioactive material and poly-chlorinated bi-phenyls.

         2.13 SELLER'S BOARD OF DIRECTORS APPROVAL. Marked Schedule 2.13 attached hereto and specifically incorporated herein by this reference is a certified copy of its Board of Directors' Resolution approving this transaction.

         2.14 TITLE TO ASSETS. Seller has good and marketable title to the Assets, free and clear of all liens, security interests, encumbrances or restrictions on transfer.

         2.15 DAMAGE TO ASSETS OR BRANCH OFFICE. There has been no damage, destruction or loss (whether or not covered by insurance) to any of the Assets set forth on Schedule 1.7 or the Branch Office.

         2.16 CONDEMNATION. There are no pending or threatened condemnation proceedings, suits or administrative actions relating to the Branch Office or other matters materially and adversely affecting the current use, occupancy or value thereof.

         2.17 EMPLOYMENT. There are no employment agreements or collective bargaining agreements that are binding upon Purchaser, nor any benefit packages or benefits under which Purchaser will be obligated to any of the employees of the Branch Office whether or not Purchaser hires any such employees of the Branch Office.

         2.18 TAXES. All taxes owed by Seller relating to the Branch Office, the Accounts and the Assets have been paid.

         2.19 LEASE. The Lease is legal, valid, binding, enforceable, and in full force and effect and will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby. No party to the Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification or acceleration thereunder. There are no disputes, oral agreements or forbearance programs in effect as to the Lease. Seller has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold. There are no subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the Branch Office, except as set forth in
Schedule 2.19.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser represents and warrants to Seller the following statements of Essential Facts, which are true and correct on the date of this Agreement and which shall be true and correct on the Closing Date, and of each of which shall constitute a condition precedent to Seller's obligations hereunder:

         3.1 ORGANIZATION AND STANDING. Purchaser is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and it has all corporate powers and certificates of authority, licenses, permits and other documentation to own its property and to carry on its business as it is now being conducted. The deposit Accounts of Purchaser, to the extent insurable, are insured by the FDIC.

         3.2 AUTHORITY. Purchaser has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated to be carried out by it. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation or Purchaser, enforceable in accordance with its terms.

         3.3 PURCHASER'S BOARD OF DIRECTORS APPROVAL. Marked Schedule 3.3, attached hereto and specifically incorporated herein by this reference is a certified copy of its Board of Directors" Resolution approving this transaction.

         3.4 BROKERS. Neither Purchaser nor any of its officers or directors has retained or otherwise engaged or employed any broker, finder or any other person or paid or agreed to pay any fee or commission to any agent, broker, finder or other such person on account of this Agreement or the transaction contemplated hereby.

         3.5 REGULATORY APPLICATIONS. Purchaser shall prepare and submit for filing, at no expense to Seller, any and all applications, filings, and registrations with, and notifications to, all federal and state authorities required on the part of Purchaser or any shareholder or affiliate of Purchaser for the Acquisition to be consummated at the Closing as contemplated in ARTICLE VI herein and for Purchaser to operate the Branch Office following the Closing. Purchaser shall provide Seller with evidence to Seller's and Seller's counsel's reasonable satisfaction of the filing of all such applications, filings and registrations, all of which shall be made within sixty (60) days from the date of this Agreement. Thereafter, Purchaser shall pursue all such applications, filings, registrations, and notifications diligently and in good faith, and shall file such supplements, amendments, and additional information in connection therewith as may be reasonably necessary for the transactions contemplated hereby to be consummated at such Closing and for Purchaser to operate the Branch Office following the Closing. Purchaser shall deliver to Seller evidence of the filing of each and all of such applications, filings, registrations and notifications (except for any confidential portions thereof), and any supplement, amendment or item of additional information in connection therewith (except for any confidential portions thereof). Purchaser shall also deliver to Seller a copy of each material notice, order, opinion and other item of correspondence received by Purchaser from such federal and state authorities (except for any confidential portions thereof) and shall advise Seller at Seller's request, of developments and progress with respect to such matters.

                                   ARTICLE IV
                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS.

         Unless the conditions are waived by Purchaser, all obligations of Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         4.1 OPINION OF COUNSEL TO SELLER. Seller shall have delivered to Purchaser an opinion, dated as of the Closing, of Kemp & Grzelakowski, Ltd., counsel for Seller, as to the validity of the transaction, and such other matters as Purchaser may reasonably request. Such opinion shall be in form and substance satisfactory to Purchaser and its counsel.

         4.2  Intentionally Deleted.

         4.3 REGULATORY APPROVALS. Purchaser and Seller shall have obtained and received all necessary consents and approvals of all regulatory agencies and other authorities having jurisdiction over this transaction necessary to complete the transactions contemplated by this Agreement upon such terms and conditions, if any, as are satisfactory to Purchaser in its reasonable judgment, all waiting periods shall have expired, and there shall have been no motion for rehearing or appeal from such approval or commencement of any suit or action by any governmental authority seeking to enjoin the transaction provided herein or to obtain other relief with respect thereto.

         4.4 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and in the exhibits hereto delivered by Seller or on its behalf to Purchaser pursuant to this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing as though made on the Closing Date and shall survive the Closing as defined at Paragraph 6.1 hereof.

         4.5 PERFORMANCE OF AGREEMENTS. Seller shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing.

         4.6 CORPORATE APPROVALS. All necessary corporate action on the part of the directors of Seller adopting and approving this Agreement and approving the transactions contemplated hereby shall have been taken.

         4.7  CONSENT OF OTHER PERSONS.

              (i) Purchaser and Seller shall have received the consent of On-Line Financial Services, Inc. ("OLFSI"), Seller's data processor, to the conversion by Purchaser of the Transferred Accounts to Flserv CIR, Inc. (hereinafter referred to as "Purchaser DP") (the "Data Processing Conversion"). The Data Processing Conversion shall be completed within one hundred and eighty
(180) days after the Closing Date. OLFSI shall covenant and consent to provide Purchaser and/or

Purchaser DP all system documentation, file layouts and files on tape in a form acceptable to Purchaser DP within sixty (60) days prior to the Closing Date and provide any and all additional information and assistance to Purchaser and/or Purchaser DP as are reasonable and customary in conversions of the kind contemplated by this Agreement. All costs and fees customarily assessed by OLFSI to Seller for such data processing services in connection with the Data Processing Conversion shall be paid by Seller. Purchaser shall pay all costs and fees assessed by Purchaser's DP for the Data Processing Conversion. In the event that reports or services are required by Purchaser and/or Purchaser's DP from OLFSI in order to complete the conversion, which are not customarily assessed by OLFSI to Seller, the cost of said reports or services shall be paid by Purchaser, up to a maximum of $35,000 for the three branches being purchased by Purchaser or its affiliates from Seller, and any amount in excess of $35,000 shall be paid one-half by Purchaser and one-half by Seller.

              (ii) To the extent that any other material lease, contract or Agreement to which Seller is a party and which is related to the terms of this Agreement shall require the consent of any other person to the transactions contemplated herein, such consent shall have been obtained by the Closing Date; provided, however, that Seller shall not make as a condition for the obtaining of any such consent, any agreements or undertakings not approved by Purchaser.

         4.8 LITIGATION. No suit, action or proceeding by any governmental agency shall have been instituted or threatened seeking to (i) enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement which would in the reasonable judgment of Purchaser make it inadvisable to consummate such transactions, or to (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) that would affect adversely the right of Purchaser to operate the Branch Office as a Branch Office of Purchaser; and no court order shall have been entered in any action or proceeding instituted by any other person which enjoins, restrains or prohibits this Agreement or consummation of the transactions contemplated by this Agreement. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by a governmental entity, which prohibits, restricts or makes illegal consummation of the transactions contemplated hereby.

         4.9 PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Seller and all instruments executed and delivered by Seller on or prior to the close of business on the Closing Date, in connection with the transactions herein contemplated shall be reasonably satisfactory in form and substance to Purchaser and its counsel.

         4.10 NO ADVERSE CHANGES. Between the date of this Agreement and the Closing Date, the business of the Branch Office shall be conducted in the ordinary course, consistent in all material respects with prudent banking practices; there shall not have occurred any material adverse change or any condition, event, circumstance, fact or occurrence that may be expected to result in a material adverse change in the business of the Branch Office; and the business and properties of the Branch Office shall be kept substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, customers and employees.

         4.11 DUE DILIGENCE. Commencing within ten (10) business days after the date of this Agreement, Purchaser shall commence a not greater than ten (10) business day due diligence examination of the Branch Office, including the Assets, Accounts, and all other contracts, agreements and/or documents related to the transactions contemplated by this Agreement (the "Initial Investigation") and if Purchaser decides not to proceed with the transaction contemplated by this Agreement as a result of such investigation, Purchaser shall so advise Seller in writing within such ten (10) day period. Purchaser's failure to notify Seller as aforesaid shall constitute satisfaction with the condition of the Transferred Assets. Seller shall provide Purchaser full cooperation, disclosure and complete access to all aspects of the Branch Office, including, but not limited to all books, records, contracts, commitments, correspondence, accounts, reports, properties and assets and with the full and complete cooperation of Seller, its officers, directors, agents and representatives at the Branch Office. Commencing five (5) business days prior to Closing, Purchaser shall commence a three (3)-business day due diligence examination (the "Subsequent Investigation") consistent with the Initial Investigation. The due diligence examinations contemplated hereby shall be conducted at the sole discretion of Purchaser and Purchaser's right to terminate this Agreement as a result of the Subsequent Investigation shall be based strictly upon the existence of a material adverse change affecting the Transferred Assets which Seller cannot or will not cure within a reasonable period of time. No investigation by Purchaser shall affect the representations and warranties of Seller set forth herein.

         4.12 OLFSI AGREEMENT. OLFSI and Purchaser shall have agreed to the fees and expenses to be charged by OLFSI to Purchaser for data processing services to be provided by OLFSI to Purchaser (other than conversion fees) following the Closing and until completion of the Data Processing Conversion set forth in Paragraph 4.7(i), provided that Purchaser shall agree to OLFSI's fees and expenses so long as the same are reasonable and are acceptable to Purchaser. OLFSI shall agree to provide Purchaser and Purchaser DP separate financial information and data relative to the Branch Office, including but not limited to (to the extent available) separate general ledger and trial balance reports together with all other daily reporting to the Branch Office as reasonably requested by Purchaser and/or Purchaser DP until the completion of the Data Processing Conversion as more fully described in Paragraph 4.7(i). Seller and OLFSI shall covenant to cooperate with Purchaser and Purchaser DP in all matters during the account transition period and the Data Processing Conversion process.

         4.13 CLOSING CERTIFICATE. Purchaser shall have received a certificate signed by the President or another duly authorized officer of Seller and dated as of the Closing Date, certifying in such detail as Purchaser may reasonably request as to the fulfillment of the conditions to the obligations of Seller as set forth in this Agreement.

         4.14 SIMULTANEOUS CLOSINGS. Purchaser's and Seller's respective obligations to complete the transaction contemplated by this Agreement is contingent upon the simultaneous closing of the transaction between Seller and Purchaser pursuant to written agreement ("Summit Agreement"), dated of even date herewith, regarding Purchaser's acquisition of Seller's core deposits and assets at Seller's branch office located at 7600 West 63rd Street, Summit, Illinois, as more fully set forth in the

Summit Agreement.

                                    ARTICLE V
                  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS.

         Unless the conditions are waived by Seller, all obligations of Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         5.1 OPINION OF COUNSEL TO PURCHASER. Purchaser shall have delivered to Seller an opinion, dated as of the Closing, of Martin & Karcazes, Ltd., counsel for Purchaser, as to the validity of the transaction, and such other matters as Seller may reasonably request. Such opinion shall be in form and substance satisfactory to Seller and its counsel.

         5.2 REGULATORY APPROVALS. Purchaser and Seller shall have obtained and received all necessary consents and approvals of all regulatory agencies and other authorities having jurisdiction over this transaction necessary to complete the transactions contemplated by this Agreement.

         5.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein by Purchaser pursuant to this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct at the Closing as though made on the Closing Date and shall survive the Closing as defined at Paragraph 6.1 of this Agreement.

         5.4 PERFORMANCE OF AGREEMENTS. Purchaser shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Closing.

         5.5 CORPORATE APPROVALS. All other corporate action on the part of the directors of Purchaser adopting and approving this Agreement and approving the transactions contemplated hereby shall have been taken.

         5.6 CONSENT OF OTHER PERSONS. Seller and Purchaser shall have received the consent of WHITMAN to the assignment of the Lease.

         5.7 LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened which would enjoin, restrain or prohibit the consummation of the transaction contemplated by this Agreement which would in the reasonable judgment of Seller make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other person which enjoins or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

         5.8 PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Purchaser and all instruments executed and delivered by Purchaser on or prior to the close of business on the Closing Date, in connection with the transactions herein contemplated, shall be reasonably satisfactory in form and substance to Seller and its counsel.

         5.9 CLOSING CERTIFICATE. Seller shall have received a certificate signed by the President or another duly authorized officer of Purchaser and dated as of the Closing Date, certifying in such detail as Seller may reasonably request as to the fulfillment of the conditions to the obligations of Purchaser as set forth in this Agreement.

                                   ARTICLE VI
                   THE CLOSING, EFFECTIVE AND TRANSFER DATES.

         6.1 CLOSING DATE. The Closing of this transaction shall be after the close of business on November 17, 2000 at the Branch Office or such other location as shall be mutually agreed by the parties. Either Purchaser or Seller shall be entitled to extend the Closing Date for up to forty-five (45) days to a mutually agreeable date if the requesting party notifies the other party in writing on or before October 17, 2000. Further, in the event that all the necessary regulatory approvals have not been received thirty (30) days prior to November 17, 2000, Closing will take place as soon as practical but not later than thirty (30) days after receipt of all regulatory approvals and the expiration of all notice periods. Whenever the term "Closing" or "Closing Date" or similar term is used in this Agreement, it shall be deemed to be a reference thereto. Seller shall advise Purchaser of the exact time and location of the Closing in accordance with the foregoing.

         6.2  Intentionally Deleted.

         6.3 TRANSFER DATE. The Transfer Date shall be the first business day (excluding Saturday and Sunday) following the Closing Date. At noon or earlier on the Transfer Date, Seller shall pay to Purchaser, by wire transfer or by transfer of immediately available funds, the net amount calculated pursuant to Paragraphs 1.4, 1.6, 1.7, 1.8 and 6.4 hereof, as of Seller's close of business on the Closing Date.

         6.4 PRORATIONS. All prorations, including but not limited to SAIF premiums with respect to the Transferred Accounts, Lease obligations, prepaid expenses recorded on the books of Seller incurred in the ordinary course of Branch Office business, and utilities, shall be prorated as of the Closing, unless otherwise set forth in this Agreement or otherwise agreed by the parties. Purchaser shall be solely responsible for any fees, charges or assessments imposed by the FDIC as a result of the transfer of the Transferral Accounts from SAIF to the Bank Insurance Fund ("BIF").

         6.5 SELLER'S ACTIONS AT CLOSING. At the Closing Seller shall, with respect to the Branch Office:

              (a) deliver to Purchaser at the Branch Office such of the Assets purchased hereunder as shall be capable of physical delivery;

              (b) execute, acknowledge and deliver to Purchaser all assignments, bills of sale, and other instruments of conveyance, assignment, and transfer as shall reasonably be necessary or advisable to consummate the sale, assignment, and transfer of the Assets sold or assigned to Purchaser; the originals of all blueprints, construction plans and specifications, which are now in Seller's possession or which Seller has reasonable access to; and such other documents or instruments as may be reasonably required by Purchaser, required by other provisions of this Agreement, or reasonably necessary to effectuate the Closing;

              (c) execute, acknowledge and deliver to Purchaser a duly executed and recordable assignment to Purchaser of the Lease and a consent to assignment from WHITMAN of the Lease all in a form reasonably satisfactory to Purchaser;

              (d) assign, transfer, and make available to Purchaser such of the following records as exist and are available and maintained at the Branch Office (in whatever form or medium then maintained by Seller) pertaining to the Accounts including but not limited to:

                  (i)   signature cards and IRA plan and account documents; and

                  (ii) other orders, contracts, and agreements between Seller and depositors of the Branch Office and records of similar character including without limitation, data processing media, account histories and fiche records (upon Purchaser's request, reasonably made, Seller will provide reasonable assistance to Purchaser in locating the information described in this sub-paragraph (ii)); and

                  (iii) a trial balance listing of records of Accounts.

              (e) execute, acknowledge and deliver to Purchaser all Certificates and other documents required to be delivered to Purchaser by Seller at the Closing pursuant to the terms of this Agreement; and

              (f) assign Purchaser all Seller's rights in and to the Contracts which are assignable.

         6.6 PURCHASER'S ACTIONS AT THE CLOSING. At the Closing (unless another time is specifically stated in ARTICLE VI hereof), Purchaser shall, with respect to the Branch Office:

              (a) execute, acknowledge, and deliver to Seller, to evidence the assumption of the liabilities and obligations of Seller by Purchaser hereunder, an instrument of assumption in a form reasonably satisfactory to Seller, and Seller shall then accept, execute, and acknowledge such instrument. Copies of such instrument may be recorded in the public records at the option of either party hereto. The execution and acknowledgment of such instrument shall not be deemed to be a waiver of any rights or obligations of any party to this Agreement;

              (b) receive, accept and acknowledge delivery of all Assets, and all records and documentation relating thereto, sold, assigned, transferred, conveyed or delivered to Purchaser by Seller hereunder;

              (c) execute and deliver to Seller such written receipts for the Assets, properties, records, and other materials assigned, transferred, conveyed, or delivered to Purchaser hereunder as Seller may reasonably have requested at or before the Closing;

              (d) execute, acknowledge and deliver to Seller all Certificates and other documents required to be delivered to Seller by Purchaser at the Closing pursuant to the terms hereof; and

              (e) execute, acknowledge and deliver to Seller an agreement wherein Purchaser assumes obligations with respect to the Lease and Contracts and the IRA's for all periods following the Closing Date with respect thereto.

                                   ARTICLE VII
                    ACTIONS RESPECTING EMPLOYEES AND PENSIONS
                           AND EMPLOYEE BENEFIT PLANS.

         7.1  EMPLOYMENT OF EMPLOYEES.

              (a) Purchaser shall extend offers of employment, as of the Closing Date, to such employees of the Branch Office listed in Schedule 7.1(a) attached hereto and incorporated herein, which schedule shall include the names of each employee, their date of employment, salary, type of health plan coverage, including single or family coverage, number of dependents and portion of premium paid by employee, and any applicable severance plan as may be employed by Seller at the Branch Office as of the Closing Date (including, without limitation, those employees who on the Closing Date are on family and medical leave, military leave, or personal or pregnancy leave and who elect to return to work not later than one (1) year following the Closing Date; individually and collectively the "Leave Employees" herein) for positions entailing responsibilities in effect at Seller as of the Closing Date, and for a base salary not less than that paid by Seller as of the Closing Date. Employees accepting employment with Purchaser, including but not limited to the Leave Employees, are referred to herein individually and collectively as the "Transferred Employees." In the event that Purchaser shall transfer (except in a comparable position and for comparable compensation to an office not more than 35 miles from the Branch Office at which the Transferred Employee is employed as of the Closing Date, or at the request of the Transferred Employee), terminate employment of, or reduce the base salary of, a Transferred Employee (the "Terminated Employee") between the Closing Date and the date which is one (1) year from the Closing Date, other than for cause, Purchaser shall pay to the Terminated Employee a sum equal to the greater of that which the Terminated Employee would have received on the date of such transfer, termination, or reduction in salary under the severance plan of Seller applicable to the Terminated Employee as of the date hereof and set forth in Schedule 7.1 or the severance plan of Purchaser otherwise applicable to the Terminated Employee as of the date of such transfer, termination, or reduction in base salary. Such payment shall be due and owing the Terminated Employee on the date of such transfer, termination, or reduction in salary. Nothing contained in this Agreement shall restrict or prohibit Purchaser and any Transferred Employee from entering into an agreement satisfactory to both Purchaser and the Transferred Employee providing for resolution of matters set forth in this section.

              (b) Seller will cooperate with Purchaser, to the extent reasonably requested and legally permissible, to provide Purchaser with information about the employees of the Branch Office including, without limitation, providing Purchaser with the personnel files of those employees of the Branch Office who provide Seller with their written consent thereto, and a means to meet with the subject employees. Purchaser hereby agrees to indemnify and to hold Seller and its affiliates and its and their officers, directors, agents, and employees harmless from and against any and all liability, loss, cost, and expense, however arising, as a result of release of information and/or files concerning the referenced employees.

         7.2 TERMS AND CONDITIONS OF EMPLOYMENT. Except as otherwise provided explicitly in this Agreement, the terms of employment for each Transferred Employee shall be determined solely by Purchaser's policies, procedures, and programs; provided, however, that Purchaser agrees that each Transferred Employee shall be provided employment subject to the following terms and conditions:

              (a) Base salary shall be at least equivalent to the rate of base salary paid by Seller to such Transferred Employee as of the close of business on the day prior to the Closing Date.

              (b) Except as otherwise specifically provided herein, Transferred Employees shall be provided employee benefits that are no less favorable in the aggregate than those provided to similarly situated employees of Purchaser. Purchaser shall provide such Transferred Employees with credit for the Transferred Employee's period of service with Seller (including any service credited from predecessors by merger or acquisition to Seller) towards the calculation of eligibility and vesting for such purposes as vacation, sick days, personal days, severance and other benefits, and participation and vesting in Purchaser's qualified pension and/or profit sharing 401 (k) plans, as such plans may exist (but not for purposes of funding of accrued pension or profit sharing plans for such Transferred Employees with respect to any period prior to the Closing Date).

              (c) Each Transferred Employee currently participating in Seller's medical, dental, health, health or other welfare plan, shall be eligible to participate in the medical, dental, or other welfare plans of Purchaser, as such plans may exist, on and after the Closing Date, and any pre-existing conditions provisions of such plans shall be waived with respect to any such Transferred Employees.

              (d) With respect to any Transferred Employee who is also a Leave Employee, upon conclusion of his or her short-term disability or temporary leave of absence, subject to the terms and conditions of the Purchaser's plans and policies and applicable law, each Transferred Employee on such leave shall receive the salary and vacation benefits in effect when he or she went on leave, shall otherwise be treated as a Transferred Employee, and, to the extent practicable, shall be offered by the Purchaser the same or a substantially equivalent position to his or her position with Seller prior to having gone on leave.

              (e) Except as provided herein, Seller shall pay, discharge, and be responsible for (i) all salary and wages arising out of employment of the Transferred Employees through the Closing Date, and (ii) any employee benefits arising under Seller's employee benefit plans and employee programs prior to the Closing Date (but not including sick days and personal days accrued but unused by the Transferred Employee through the Closing Date and medical benefits, if any, to Transferred Employees who retire after the Closing Date), including benefits with respect to claims incurred prior to the Closing Date but reported after the Closing Date and benefits inuring to Leave Employees prior to any election by such Leave Employees to return to work with Purchaser. From and after the Closing Date, Purchaser shall pay, discharge, and be responsible for all salary, wages, and benefits arising out of or relating to the employment of the Transferred Employees by Purchaser from and after the Closing Date, including, without limitation, all claims for welfare benefits plans incurred on or after the Closing Date. Claims are incurred as of the date services are provided notwithstanding when the injury or illness may have occurred. To the extent permitted under Purchaser's applicable 401 (k) plan, Seller and Purchaser shall cooperate in arranging for the transfer to Purchaser's 401 (k) plan, as soon as practicable after the Closing Date and in a manner that satisfies sections 414(1) and 411 (d)(6) of the Internal Revenue Code, as amended, of those accounts held under Seller's 401 (k) plan on behalf of Transferred Employees.

         7.3 COMPLIANCE WITH LAW. Purchaser agrees that it shall comply with any and all applicable requirements, if any, under the Worker Adjustment and Retraining Notification Act in connection with the transaction contemplated by this Agreement. Purchaser hereby agrees to indemnify and to hold Seller and its affiliates and its and their officers, directors, agents, and employees harmless from and against any and all liability, loss, cost, and expense, however arising, as a result of the failure of Purchaser to comply with its obligations as set forth in this section.

         7.4 ACTIONS TO BE TAKEN BY SELLER. Seller covenants to Purchaser that it will do or cause the following to occur:

         (a) COVENANT NOT TO COMPETE. Seller [and John G. Yedinak, individually] shall not, directly or indirectly, by or through any of its directors, officers, employees, agents or subsidiaries, solicit deposits, market any of its financial services (except for the existing mortgage and mortgage purchase and resale business it currently operates under the name of "Margo Financial Services", hereinafter "Margo") or engage in any retail banking or provide financial services that are in direct competition with the business of Purchaser, for a period of five (5) years within the Market Area of the Branch whose business is being transferred under this Agreement [Market Area being defined for the purposes of this Agreement to be within a radius of ten (10) miles from 8627 S. Roberts Road, Bridgeview, Illinois]; EXCEPT that any area within said ten mile radius which falls west of I-294 and north of I-55 and South of I-88, shall be deemed to be outside of the Market Area for the purposes of this Covenant not to Compete. Notwithstanding the foregoing it is understood and agreed that Seller shall change its name to "Umbrellabank" or "Umbrellabank.com" or such other name which is not similar to "Argo" as soon after the Closing of this transaction as the required regulatory approvals for such a name change can be secured [Seller shall apply for said approval(s) within thirty (30) days after the closing and provide Purchaser with evidence of said application] and to continue to provide banking and related services outside of the Market Area and conduct an electronic banking business under the name of "Umbrellabank.com" both within and outside of the Market Area and that said electronic banking business shall be exempt from the provisions of this Covenant not to Compete PROVIDED that the marketing of said Umbrellabank.com's services shall not be specifically targeted to the Market Area or the customers of Seller whose accounts are being transferred to Purchaser under this Agreement and that the name of "Argo Federal Savings Bank" is not used in connection with any marketing of Umbrellabank.com's or Seller's services in the Market Area during the term of this Covenant not to Compete (except to the extent that banking regulations require the screen on Seller's Automated Teller Machines ("ATM's") to identify Umbrellabank as a "division of Argo Federal Savings Bank" or to otherwise comply with banking regulations). Seller shall not install any ATM's within the Market Area (as defined hereinabove) during the term of this Covenant, except that in the event that Seller is obligated under any existing (or future) contracts to install ATMs within the Market Area during the term of the Covenant not to Compete, Purchaser shall have a right of first refusal to license each such additional ATM installed, such right of first refusal to be expressly exercised by Purchaser in a writing delivered to Seller within ten
(10) days of receipt of written notice thereof by Seller. If Purchaser exercises said right of first refusal, Purchaser shall reimburse Seller for Seller's costs of installing said ATM, including the cost of the ATM, labor and installation charges and signage [the design and content of said signage to be reasonably acceptable to Purchaser], and shall pay a monthly fee to the Seller based on transaction volume at the rate of twenty ($0.20) cents per transaction. If Purchaser declines to exercise said right of first refusal as provided herein, Seller shall have the right to install such ATM(s) subject to the restrictions contained herein concerning the use of the name "Argo" on said ATM(s).

         Notwithstanding the provisions contained herein to the contrary, it is understood that Seller shall continue to operate its existing branches located at 14076 Lincoln Avenue, Dolton, Illinois, 2154 West Madison Street, Chicago, Illinois, 47 West Polk Street, Chicago, Illinois (to the extent that said branch is not sold to an affiliate of Purchaser) and at site to be located within a one
(1) mile radius of the intersection of Chicago Avenue and Halsted Street in Chicago, Illinois or any other location outside the Market Area, under its existing name until the name change referred to hereinabove shall be approved (and thereafter under its name as so changed) and that the continued operation of said branches by Seller shall not constitute a breach of the Covenant not to Compete provided that the services of said branches shall not be specifically targeted to the Market Area or the customers of Seller whose accounts are being transferred to Purchaser under this Agreement. In addition, it is agreed that Seller may maintain its corporate offices and the office of "Margo" at their present location at 5818 Archer Road, Summit, Illinois subject to the restrictions contained in this Covenant not to Compete.

         It is further agreed that in the event that Seller, or any entity in which John G. Yedinak



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

(hereinafter "Yedinak") is an officer, director or employee, shall seek to acquire any financial institution which is located outside of the Market Area during the term of this Covenant not to Compete, but which institution has a branch located within the Market Area, Purchaser shall have a right of first refusal with respect to any such branch(es) as may be located within the Market Area, to be exercised by Purchaser in writing within thirty (30) days after receiving written notice from Seller and/or Yedinak, which notice shall contain all of the terms and conditions of said proposed acquisition and the usual and customary information and opportunity required by a Purchaser to conduct due diligence.

         (b) ENFORCEABILITY. The parties believe that the restrictive covenants contained in this paragraph are reasonable. However, if any court of competent jurisdiction subsequently holds these restrictions to be unreasonable, whether as to scope, territory, or period of time specified herein, such scope, territory, or period of time shall be deemed to be that which the court shall declare or deem to be reasonable.

         (c) INJUNCTIVE RELIEF. Seller recognizes that Purchaser may suffer irreparable damage if the terms of this restrictive covenant are violated, and that it will be difficult, if not impossible, to compute Purchaser's actual damages resulting from such unauthorized competition. The parties therefore agree that Purchaser may apply to a court of competent jurisdiction to enjoin any threatened or actual breach of the covenants contained herein, and that the prevailing party in any ensuing action shall be entitled to recover its reasonable expenses, including court costs and reasonable attorney's fees.

         (d) SOLICITATION OF TRANSFERRED EMPLOYEES. Except with the written consent of Purchaser, for a period of eighteen (18) months following the Closing Date, Seller will not, directly or indirectly, solicit Transferred Employees as prospective officers or employees of Seller; provided, however, that Seller shall not be prohibited or restricted from hiring a Transferred Employee if such Transferred Employee is terminated by Purchaser. Notwithstanding anything herein to the contrary, it is agreed that any transferred Employee who is hired by Seller after the Closing Date, shall be bound by the terms of the Covenant not to Compete herein above set forth by virtue of their employment by Seller.

         (e) EMPLOYEE BENEFIT PROGRAMS. Seller's obligations to employees of the Branch Office, including Transferred Employees, will be as set forth in established policies of Seller, and Seller shall continue its employee benefit programs in full force and effect as benefit programs for Transferred Employees through the Closing Date. After the Closing, Seller shall retain the responsibility and liability for the funding and payment of all claims incurred under such employee benefit programs through the Closing Date. Purchaser shall have no obligation or liability to compensate Transferred Employees for benefits of any kind earned, accrued, promised and/or provided to Transferred Employees as employees of Seller, except with respect to eligibility and vesting as set forth in Paragraph 7.2 above.

         (f) EMPLOYEES OF THE BRANCH OFFICE. Seller shall not, without Purchaser's prior written consent (i) increase the aggregate full-time equivalent size of the work force at the Branch Office above the aggregate normal staffing levels designated by Seller for the Branch Office at the date hereof, (ii) terminate any Transferred Employee prior to the Closing Date, unless such person is terminated for cause as determined at the sole discretion of Seller or otherwise pursuant to existing Seller policies or procedures, or (iii) increase the compensation of any Transferred Employee except pursuant to existing Seller policies and procedures.

         The obligations of Seller and Purchaser pursuant to this ARTICLE VII shall survive the Closing.

                                  ARTICLE VIII
                              ADDITIONAL AGREEMENTS

         8.1 COOPERATION. Purchaser and Seller further covenant and agree that each shall cooperate in expeditiously obtaining all necessary or appropriate governmental approvals, consents or permits and in preparing any and all applications contemplated by this Agreement, and will furnish such supporting information or exhibits as may be required, and will not do, sanction or knowingly permit any person under the control of each to do anything which might in any way hinder, delay or prevent the expeditious approval of the transactions contemplated by this Agreement or the orderly transition of Seller's customers to Purchaser, or commit any act or omission which might be reasonably expected to have such an effect.

         8.2 CONFIDENTIALITY. Purchaser and Seller each agree to keep confidential all information, documents, books, records and any other material no matter how obtained from the other party hereto unless and until the transaction contemplated herein is consummated, and if such transaction is not consummated, each party hereto will return or cause to be returned to the applicable party all such documents, material and information then in its possession, or the possession of a representative of either, and neither party hereto will divulge or use such information until it becomes known generally to the public.
                                   ARTICLE IX
                              TRANSITIONAL MATTERS

         9.1 TRANSITIONAL ACTION BY PURCHASER. After the Closing, unless another time is otherwise indicated:

              (a) Purchaser shall: (i) pay in accordance with the law and customary banking practices and applicable Account contract terms, all properly drawn and presented checks, negotiable orders of withdrawal, drafts, debits, and withdrawal orders presented to Purchaser by mail, over the counter, through electronic media, or through the check clearing system of the banking industry, by depositors of the Transferred Accounts assumed by Purchaser hereunder, whether drawn on checks, negotiable orders or withdrawal, drafts, or withdrawal order forms provided by Purchaser or Seller; and (ii) in all other respects discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing to the depositors whose Accounts are assumed by Purchaser hereunder; provided, however, that any obligations of Purchaser pursuant to this Paragraph 9.1 to honor checks, negotiable orders of withdrawal, drafts, and withdrawal orders on forms provided by Seller and carrying its imprint (including its name and transit routing number) shall not apply to any checks, drafts, withdrawal orders, or returned items (i) presented to Purchaser more than two hundred ten (210) days following the Closing Date, or
(ii) on which a stop payment has been requested by the deposit customer. Purchaser shall submit and file any required reports on IRS Form 1099 with respect to interest accrued on Transferred Accounts after the Closing Date. The provisions of this subsection 9.1 (a) shall in no way limit Purchaser's duties or obligations arising under Paragraphs 1.3 and 1.4 hereof.

              (b) Purchaser shall, not earlier than ten days after the time of procurement of all regulatory approvals required for consummation of the transaction contemplated by this Agreement nor later than five days prior to the Closing Date, notify all depositors of the Offices by letter, acceptable to Seller, produced in, if appropriate, several similar, but different forms calculated to provide necessary and specific information to the owners of particular types of accounts, of Purchaser pending assumption of the Transferred Accounts hereunder, and, in appropriate instances, notify depositors that on and after the Closing Date certain Seller deposit-related services and/or Seller's debit card and automatic teller machine services impacted by the transactions contemplated by this Agreement, will be terminated. As an enclosure to such notices, Purchaser may furnish appropriate depositors with brochures, forms and other written materials related or necessary to the assumption of the Accounts by Purchaser and the conversion of said accounts to Purchaser accounts, including the provision of checks to appropriate depositors using the forms of Purchaser with instructions to such depositors to utilize such Purchaser checks on and after the Closing Date and thereafter to destroy any unused checks on Seller's forms. The expenses of the printing, processing and mailing of such letter notices and providing new Purchaser checks and other forms and written materials to appropriate customers shall be borne by Purchaser. Before Closing, except as provided in this paragraph, Purchaser will not contact Seller's customers except as may occur in connection with advertising or solicitations directed to the public generally or in the course of obtaining the requisite regulatory approvals of the transaction. Anything to the contrary herein notwithstanding, Purchaser shall provide, at no cost to Seller, any and all notices, communications, and filings which may be required by law, regulation, or otherwise, relating to any changes in terms and other matters relating to the Accounts occurring subsequent to the Closing Date. Any and all such notices, communications, and filings which may be required to be provided prior to the Closing Date shall be submitted on a timely basis for review by Seller and shall be subject to the written approval of Seller prior to delivery to any third party. Purchaser shall provide, at its sole cost and expense and at no cost or expense to Seller, that any and all customer and other notices, communications, and filings provided by Purchaser hereunder, including the substance and timing of same, fully comply with the requirements of applicable law and regulation.

              (c) Purchaser shall promptly pay to Seller an amount equivalent to the amount of any checks, negotiable orders of withdrawal, drafts, withdrawal orders, or returned items (net of the applicable Deposit Premium paid by Purchaser with respect to the Transferred Accounts represented by any such instrument) credited as of the close of business on the Closing Date to an

Account assumed by Purchaser hereunder which are returned uncollected to Seller after the Closing Date. The foregoing shall include an amount equivalent to holds placed upon such deposit account for items cashed by Seller as of the close of business on the Closing Date.

              (d) Purchaser shall, not later than the close of business on the business day immediately following the Closing Date, supply suitable government-backed securities as security for any deposits of governmental units included among the Transferred Accounts for which Seller had provided similar security.

              (e) Purchaser hereby grants to Seller and its contractors access to the Branch Office until 8:00 A.M. local time on the day following the Transfer Date or such other later date and time as the parties may agree, at no cost or expense to Seller, for conduct of activities consistent with this Agreement in conjunction with the transactions contemplated hereby.

              (f) The duties and obligations of Buyer in this Paragraph 9.1 shall survive the Closing.

         9.2 TRANSITIONAL ACTIONS BY SELLER. After the Closing, unless another time is otherwise indicated:

              (a) Seller shall use its best efforts to cooperate with Purchaser in assuring an orderly transition of ownership of the Assets and responsibility for the liabilities, including the Transferred Accounts, assumed by Purchaser hereunder. Seller shall provide final statements as of the Closing Date, in conjunction with appropriate Transferred Accounts, with interest and service charges pro-rated to close of business on the Closing Date. Seller shall submit and file any required reports on IRS Form 1099 with respect to interest paid on Transferred Accounts through the Closing Date. Notwithstanding the limitations contained in 9.1(b), Seller shall, prior to issuing any notices to its customers or the general public regarding the transaction contemplated by this Agreement, obtain the prior written consent of Purchaser with respect to the content of such notices. Purchaser shall not contact Seller's customers until the earlier of (i) Seller's written consent, or (ii) receipt of all regulatory approvals and the passage of any waiting periods, and all conditions precedent to Purchaser's obligations hereunder have either been satisfied or waived in writing by Purchaser.

              (b) Prior to the Closing Date, Seller shall cooperate with Purchaser, at Purchaser's expense and at no expense to Seller, in making Transferred Employees available at reasonable times for whatever program of training Purchaser deems advisable; provided, however, that Purchaser shall conduct such training program in a manner that does not materially interfere with or prevent the performance of the normal duties and activities of such Transferred Employees. Purchaser shall make request of Seller for training opportunities prior to the Closing Date, and shall reimburse Seller at the Closing for any and all costs relating to such training including, but not limited to, regular and overtime salary for Transferred Employees involved in training for the period of such training, travel costs, and all expenses incurred by Seller or such Transferred Employees in conjunction with the training. Such requests, which shall specify the time, duration and place of such training, must be approved by Seller.

              (c) Seller shall cooperate with Purchaser, at no expense to Seller, to make provision for the installation of teller and platform equipment in the Branch Office subject to approval by Seller; provided, however, that Purchaser shall arrange for the installation and placement of such equipment at such times and in a manner that does not significantly interfere with the normal business activities and operation of Seller or the Branch Office.

              (d) Seller shall resign as custodian of each IRA account maintained at the Branch Office and assign the custodianship of such accounts to Purchaser upon Closing subject to receipt of applicable customer consents and other and analyze such provisions of this Agreement.

              (e) Seller shall terminate its ATM/debit card service effective as of close of business on the business day preceding the Closing Date or such other date and time as Seller and Purchaser may agree. Such terminations will be preceded by the notice described in Paragraph 9.1(b) herein. Seller shall have no obligation with respect to conversion or change over with respect to direct deposit or payroll and retirement payments service relating to the Transferred Accounts following the Closing and, further, Purchaser shall assume all responsibility and liability with respect thereto following the Closing. Seller will continue to redirect and/or pass through relevant ACH transactions on Transferred Accounts for a period of two hundred ten (210) days following the Closing Date.

              (f) As of the opening of business on the first business day after the Closing Date, Seller and Purchaser shall provide the appropriate Federal Reserve Bank (the "FRB") with all information necessary in order to expedite the clearing and sorting of all checks, drafts, instruments and other commercial paper relative to the Transferred Accounts (hereinafter collectively referred to as "Paper Items"). Purchaser shall bear all charges and costs imposed by the Federal Reserve in connection with the reassignment of account number ranges for sorting the Paper Items.

              In the event the Federal Reserve and/or any other regional or local clearinghouse for negotiable instruments fails, refuses or is unable to direct sort such Paper Items for delivery to Purchaser with the result that such Paper Items are presented to Seller, by not later than 3:00 p.m. local time on each business day following the Closing and continuing for two hundred ten (210) days after the Closing, Seller will make available to Purchaser for pick up from Seller's offices or the offices of Seller's agent and/or processor at 8627 S. Roberts Road, Bridgeview, Illinois all of the Paper Items which are received by Seller from the FRB and/or any regional or local clearinghouse during the morning of each such business day on an "as-received basis." At the same time Seller shall also make available to Purchaser information and records, including but not limited to systems printouts, concerning such Paper Items and concerning incoming Automated Clearing House items ("ACH items") as well as outstanding Automatic Teller Machine ("ATM") transactions. Such information and records, including but not limited to systems printouts, will utilize the most recent account number designated by Seller for each of the Transferred Accounts. Purchaser shall initiate appropriate Notification of Change requests relating to appropriate routing matters at the sole expense of Purchaser within 30 days following the Closing Date. Each business day Seller will endeavor to see that the sum of (a) the actual Paper Items provided to Purchaser plus (b) all ACH items and ATM transactions captured by Seller in its information and records balance with the sum of (c) the information and records, including but not limited to systems printouts, provided by Seller relative to the Paper Items plus (d) the information and records, including but not limited to systems printouts, provided relative to the ACH items and ATM transactions affecting the Transferred Accounts.

              Except as otherwise expressly provided herein, Seller shall provide the foregoing at no charge to Purchaser for a period not to exceed thirty (30) days from the Closing Date except that Purchaser shall pay any charges assessed to Seller by the FRB, a national or local clearinghouse and/or Seller's agent and/or processor to the extent such assessments relate to the Transferred Accounts ("Costs"). Purchaser shall be responsible for pick up of the data to be provided by Seller and shall compensate Seller for activity subsequent to the referenced 30 day period as follows: (i) $50.00 per day and Seller's Costs plus ten (10%) percent thereof for days 31 through 60; (ii) $50.00 per day and Seller's Costs plus fifteen (15%) percent thereof for days 61 through 120; and (iii) $50.00 per day and Seller's Costs plus twenty-five (25%) percent thereof for days 121 through 180. Any request for extension of the 180-day period shall be submitted in writing by Purchaser to Seller not later than 10 business days prior to the expiration of such 180-day period or any extensions thereof and shall be subject to approval by Seller at its sole discretion. Fees for activity subsequent to the 180 day period shall be as determined by Seller. Fees for activity subsequent to the initial 30-day period shall be assessed on a daily basis and included in the daily cash settlement.

              Except as otherwise expressly provided herein, Purchaser shall be responsible for processing any and all ACH returns, received subsequent to the Closing, directly through the appropriate Federal Reserve Bank.

              Seller and Purchaser shall arrange for appropriate daily settlement between the parties in order that the transmission of all monies associated with the matters set forth in this Paragraph 9.2(f) might be effected promptly.

              Seller shall not be liable to Purchaser for any failure to provide the data required by this Paragraph 9.2(f) to the extent any such failure results from causes beyond Seller's control including war, strike or other labor disputes, acts of God, errors or failures of the FRB, and/or a participating regional or local clearinghouse, or equipment failure or other emergency wherein Seller and/or its agent processor has been unable to process in clearings from the FRB or such clearinghouse.

              (g) Seller shall, not earlier than the time of procurement of all regulatory approvals required for consummation of the transaction contemplated by this Agreement nor later than twenty days prior to the Closing Date, notify all depositors of the Branch Office by letter acceptable to Purchaser, produced in, if appropriate, several similar, but different forms calculated to provide necessary and specific information to the owners of particular types of accounts and/or loans, of Purchaser's pending assumption of the Transferred Accounts, and, in appropriate instances, notify depositors that on and after the Closing Date certain Seller deposit-related services and/or Seller's debit card and automatic teller machine services, will be terminated. The expenses of the printing, processing and mailing of such letter notices shall be borne by Seller. Anything to the contrary herein notwithstanding, nothing in this Agreement shall be deemed to constitute an assumption by Seller of the duties and obligations of Purchaser with respect to the provision of applicable notices, communications, and filings relating to changes in the terms of any Transferred Accounts as set forth in this Agreement.

              (h) The duties and obligations of the parties in this Paragraph
9.2 shall survive the Closing.

         9.3 OVERDRAFTS AND TRANSITIONAL ACTION. Overdrafts on the Transferred Accounts up to and including the date of Closing will be the responsibility and risk of Seller and all fees associated therewith shall be the property of Seller. Overdrafts on the Transferred Accounts after the date of Closing will be the responsibility and risk of Purchaser and all fees associated therewith shall be the property of Purchaser.

         9.4  ATM'S AND DEBIT CARDS.

         (a) In accordance with the provisions of Section 4.7 hereinabove, Seller shall provide to Purchaser and/or Purchaser's data processor, a test tape no later than sixty (60) days prior to the closing date and a production tape no later than thirty (30) days prior to the closing date so that Purchaser may produce AB or CCB ATM/Debit cards with the same PIN number as the customer is currently utilizing for their ATM/Debit card transactions prior to Closing. Both tapes shall include file formats and/or file layouts of all ATM/Debit card information and all related custumer information. Seller shall further provide any and all information and assistance required by Purchaser as are reasonable and customary in conversions of the kind contemplated by this Agreement. In addition, from the date that the production tape is produced until the Data Processing Conversion, Seller shall maintain, make available and deliver to Purchaser a manual log of all new/replacement cards issued, changes to existing cards/PIN numbers, and other such data so that Purchaser may make similar manual changes to cards being produced for customers to be used after the date of the Data Processing Conversion. Upon the Data Processing Conversion, Seller's Data Processor shall deactivate the operation of the Seller's ATM/Debit cards with respect to the Transferred Accounts. Purchaser and Seller agree to settle, on a daily basis, the net amount of ATM debits/credits associated with transferred accounts until the conversion date. Seller shall provide all necessary information and reports with respect to such ATM/Debit card activity on the Transferred Accounts so that Purchaser may appropriately debit/credit the Transferred Accounts for such ATM/Debit card activity and balance sais activity to the General Ledger or Settlement Accounts.

         (b) Purchaser and Seller agree to cooperate with each other to assure that all transactions originated through the ATM or originated with the ATM Cards prior to or on the Closing Date shall be for the account of Seller and all transactions originated after the Closing Date shall be for the



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
account of Purchaser. A post closing adjustment shall be made to reflect all such transactions, which cannot be reasonably calculated as of the Closing.

                                    ARTICLE X
                             AMENDMENT; TERMINATION

         10.1 AMENDMENT. This Agreement may be amended in writing at any time with the mutual consent of the Board of Directors of Purchaser and Seller. Purchaser and Seller hereby covenant that neither shall unreasonably take any action or refuse to take any action, whether or not specifically or generally contemplated as a part of this Agreement, wherein such action or non-action would interfere with the accomplishment of the transaction contemplated by this Agreement.

         10.2 TERMINATION. This Agreement and the obligations created hereby shall terminate in the event that any one or the following events occur: (i) the necessary regulatory approvals have not been obtained prior December 1, 2000,
(ii) by the Board or Directors of Purchaser if any of the conditions provided in
ARTICLE IV herein shall not have satisfied, complied with or performed in any material respect, and Purchaser shall not have waived such failure of satisfaction, noncompliance or non-performance; or (iii) by the Board of Directors of Seller if any of the conditions provided in ARTICLE V shall not have been satisfied, complied with or performed in any material respect, and Seller shall not have waived such failure of satisfaction, noncompliance or non-performance; or (iv) the mutual agreement of the parties. Any material condition contained in the approval of the transactions contemplated by this Agreement by the FDIC, FRB, OBRE or the OTS will be subject to the consent of the Boards of Directors of both Purchaser and Seller, as limited under the terms of this Agreement.

         If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement by either party, then, in addition to other remedies at law or equity for breach of this Agreement, breaching party shall indemnify the other party for its costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement in related actions. If termination of this Agreement shall be judicially determined to have been caused by breach of this Agreement by either party, then the breaching party shall pay promptly, and in any event within ten (10) days of receipt of written notice from the other party, to the other party TWO HUNDRED THOUSAND AND NO/100THS ($200,000.00) DOLLARS plus the other party's costs, fees and expenses of its counsel, accountants and other experts and advisors as well as fees and expenses incident to negotiation, preparation and execution of this Agreement, as liquidated damages.

         Except as provided in the immediately preceding paragraph, if this Agreement is terminated, for whatever reason, then (i) this Agreement shall forthwith become void and of no effect and without liability to any party to this Agreement; (ii) each party hereto shall pay all of its costs incurred by it in the negotiation, preparation and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of legal counsel, accountants and other experts; and (iii) the parties shall continue to be bound by the provisions of this Agreement which by their terms are intended to be extended after termination of the Agreement and also by the terms of that certain Confidentiality Agreement dated March 16, 2000 between the parties (the "Confidentiality Agreement").

                                   ARTICLE XI
                                  MISCELLANEOUS

         11.1 A. NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations or warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, except for the covenants and agreements, which by their terms are contemplated to be performed after the Closing Date, including but not limited to the Covenant not to Compete.

         11.1 B. CLAIMS REGARDING THE TRANSFERRED ACCOUNTS. Notwithstanding anything herein contained to the contrary it is agreed that all insurance coverage relating to claims arising from Seller's administration of the Transferred Accounts prior to the Closing Date shall, to the extent assignable, be assigned to Purchaser. To the extent such insurance claims are either a) not transferable or b) not otherwise covered by any insurance, then Seller agrees to indemnify, defend, and hold Purchaser harmless from any losses, judgments, expenses, attorneys fees or costs threatened or incurred by Purchaser as a result of such claims, provided, however, that Seller shall not indemnify, defend or hold Purchaser harmless from Purchaser's own negligence or willful misconduct.

         11.2 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and may be delivered via facsimile transmission, overnight carrier or registered or certified mail postage prepaid. When notice is given via facsimile transmission, it shall be conclusively deemed to have been received on the date of transmittal provided the sender receives confirmation of transmittal to the number set forth below. Notice given by overnight carrier shall be conclusively deemed received on the date following the date sent. Notice sent registered or certified mail, postage prepaid, shall be conclusively deemed to have been received three (3) business days after its deposit in the United States mail when sent to the other party at the received address set forth below. Either party may change the address to which notice shall be sent by giving written notice to the other party.

              TO SELLER:                     Mr. John G. Yedinak
                                             Chairman of the Board and President
                                             ARGO FEDERAL SAVINGS BANK, FSB
                                             5818 Archer Road
                                             Summit, Illinois  60501-1830
                                             Facsimile No. (708) 496-2189

              COPY TO:                       James J. Kemp, Jr.
                                             KEMP & GRZELAKOWSKI, LTD.
                                             1900 Spring Road
                                             Suite 500

                                             Oak Brook, IL 60523
                                             Facsimile No. (630) 571-7755

              TO PURCHASER:                  Peter A. Fasseas
                                             Chairman of the Board and CEO
                                             Archer Bank
                                             4970 South Archer Avenue
                                             Chicago, Illinois  60632
                                             Facsimile No.(773) 843-7832

              COPY TO:                       George D. Karcazes
                                             Martin & Karcazes, Ltd.
                                             30 North LaSalle Street
                                             Suite 4020
                                             Chicago, Illinois  60602
                                             Facsimile No. (312) 332-4905

         11.3 SUCCESSORS AND ASSIGNS. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assigns, but the Agreement may not be assigned by either party without the written consent of the other.

         11.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one action and the same instrument.

         11.5 GOVERNING LAW. This Agreement is being delivered and is intended to be performed in the State of Illinois and shall be construed and enforced in accordance with the laws of the State of Illinois or the United States of America, as applicable.

         11.6 REMEDIES NOT EXCLUSIVE. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by either of the parties shall not constitute a waiver of the right to pursue other available remedies.

         11.7 ASSIGNMENT. This Agreement shall not be assignable by either party without the written consent of the other. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their successors and permitted assigns any right or remedy under or by reason of this Agreement.

         11.8 COSTS. All of the costs and expenses, including legal and accounting fees attendant to this transaction, incurred by either party in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the same, except as provided herein upon termination caused by breach by either party.

         11.9 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         11.10 GENDER, ETC. Words herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine or neuter, as the context requires.

         11.11 ENTIRE AGREEMENT. This Agreement, along with the Confidentiality Agreement, constitutes the entire agreement between Purchaser and Seller. There are no written or oral agreements between Purchaser and Seller in connection with this Agreement that are not set forth herein or in the exhibits attached hereto. This Agreement supersedes and replaces any and all prior agreements between Purchaser and Seller whether written or oral, except the Confidentiality Agreement.

         11.12 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction; provided, however, that in the event the invalid provision shall result in a material change in the terms or conditions of this Agreement, the party against whom the provision affects may terminate this Agreement; provided that such invalid or unenforceable provision(s) cannot be replaced with a new provision which has the most nearly similar permitable economic effect and which is acceptable to Purchaser and Seller.

         11.13 RULE OF CONSTRUCTION. The language and all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against any party hereto, and without implication or presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the person who prepared this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.



                                        ARGO FEDERAL SAVINGS BANK, FSB

                                        BY:
                                            ------------------------------------
                                               JOHN G. YEDINAK
                                               PRESIDENT




ATTEST:


---------------------------                 ------------------------------------
SECRETARY                                      JOHN G. YEDINAK, INDIVIDUALLY
                                               AS TO COVENANT NOT TO COMPETE AT
                                               SECTIONS 7.4 (A)-(C) HEREINABOVE



                                        ARCHER BANK


ATTEST:                                 BY:
                                            ------------------------------------
                                               PETER A. FASSEAS
---------------------------                    CHAIRMAN OF THE BOARD AND CHIEF
SECRETARY                                      EXECUTIVE OFFICER





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